                                                                   EXHIBIT 10.35

                               TAL ADVANTAGE I LLC
                                     Issuer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                Indenture Trustee

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                         AMENDED AND RESTATED INDENTURE

                           Dated as of April 12, 2006

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      Section 303.     Investment of Monies Held in the Trust Account, the Restricted Cash Account and Series

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                                                      (continued)

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                                       ii

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                                       iii

                                                      (continued)

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                                       iv

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                                        v

                                   (continued)

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Schedule I     Maximum Concentrations for Lessees

EXHIBIT A      -    Form of Non-Recourse Release
EXHIBIT B      -    Investment Letter
EXHIBIT C      -    Form of Control Agreement
EXHIBIT D      -    Depreciation Methods by Type of Managed Container
EXHIBIT E      -    Form of Asset Base Certificate
EXHIBIT F           Interest Rate Hedge Agreement Policy

APPENDIX A     -    Master Index of Defined Terms

                                       vi

            This Amended and Restated Indenture, dated as of April 12, 2006 (as amended, modified or supplemented from time to time as permitted hereby, this
"Indenture"), between TAL ADVANTAGE I LLC, a limited liability company organized under the laws of Delaware (the "Issuer"), and U.S. Bank National Association, a
national banking association, as the Indenture Trustee (the "Indenture
Trustee").

            Each party agrees as follows for the benefit of the other party, the
Noteholders, each Series Enhancer, if any, and each Eligible Hedge Counterparty.

                                 GRANTING CLAUSE

            To secure the payment of all Outstanding Obligations and the performance of all of the Issuer's covenants and agreements in this Indenture and all other Transaction Documents, the Issuer hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Indenture Trustee, for the benefit of Noteholders, each Series Enhancer, if any, and each Hedge
Counterparty, a security interest in and to all of the Issuer's right, title and interest in, to and under the following, whether now existing or hereafter created or acquired: (i) the Managed Containers (including any and all substitutions therefor acquired from time to time) and other Transferred Assets,
(ii) the Trust Account, the Restricted Cash Account, the Temporary Loss Account,
any Series Account and all amounts and Eligible Investments, Financial Assets,
Investment Property, Securities Entitlements and all other instruments, assets or amounts credited to any of the foregoing or otherwise on deposit from time to time in the foregoing, (iii) the Contribution and Sale Agreement, all Hedge
Agreements, the Management Agreement and the Intercreditor Agreement, (iv) all
other assets and properties of the Issuer, whether now existing or hereafter acquired, (v) all income, payments and proceeds of the foregoing and all other assets granted, assigned, conveyed, mortgaged, pledged, hypothecated and transferred to the Indenture Trustee pursuant to this clause, and (vi) all of the following, whether now existing or hereafter acquired:

            (a)     All Accounts;

            (b)     All Chattel Paper;

            (c)     All Lease Agreements;

            (d)     All Contracts;

            (e)     All Documents;

            (f)     All General Intangibles;

            (g)     All Instruments;

            (h)     All Inventory;

            (i)     All Supporting Obligations;

            (j)     All Equipment;

            (k)     All Letter-of-Credit Rights;

            (l)     All Commercial Tort Claims;

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            (m)     All Investment Property;

            (n)     All Deposit Accounts;

            (o)     All property of the Issuer held by the Indenture Trustee
including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to the Indenture Trustee for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of the Issuer, or as to which the Issuer may have any right or power;

            (p)     To the extent not included above and without limiting the
foregoing, all Chattel Paper, all Leases and all schedules, supplements, amendments, modifications, renewals, extensions, and guarantees thereof in every case whether now owned or hereafter acquired and all amounts, rentals, proceeds and other sums of money due and to become due under the Container Related
Agreements, including (in each case only to the extent related to the Managed
Containers), without limitation, (i) all rentals, payments and other monies, including all insurance payments and claims for losses due and to become due to the Issuer under, and all claims for damages arising out of the breach of, any
Container Related Agreement; (ii) the right of the Issuer to terminate, perform under, or compel performance of the terms of the Container Related Agreements;
(iii) any guarantee of the Container Related Agreements and (iv) any rights of the Issuer in respect of any subleases or assignments permitted under the
Container Related Agreements;

            (q)     All insurance proceeds of the Collateral and all proceeds of the voluntary or involuntary disposition of the Collateral or such proceeds;

            (r)     Any and all payments made or due to the Issuer in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority and any other cash or non-cash receipts from the sale, exchange, collection or other disposition of the Collateral; and

            (s)     To the extent not otherwise included, all income and
Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

All of the property described in this Granting Clause is herein collectively called the "Collateral" and as such is security for all Outstanding Obligations;
provided that notwithstanding anything to the contrary in this Indenture,
Collateral shall not include monies paid to the Issuer under this Indenture, including monies received by the Issuer pursuant to Section 302 or Section 806.

            The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required as hereinafter provided. Notwithstanding the foregoing, the Indenture Trustee does not assume, and shall have no liability to perform, any of the Issuer's obligations under any agreement included in the Collateral and shall have no liability arising from the failure of the Issuer or any other
Person to duly perform any such obligations.

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                                    ARTICLE I

                                   DEFINITIONS

            Section 101.    Defined Terms. Capitalized terms used in this
Indenture shall have the meanings set forth in Appendix A hereto and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

            Section 102.    Other Definitional Provisions. (a) With respect to
any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to such terms in the related Supplement.

            (b)     As used in this Indenture and in any certificate or other
document made or delivered pursuant hereto, accounting terms not defined in this
Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under
GAAP consistently applied. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

            (c)     With respect to any Collection Period, the "related Record
Date," the "related Determination Date," and the "related Payment Date" shall mean the Record Date occurring on the last Business Day of such Collection
Period and the Determination Date and Payment Date occurring in the month immediately following the end of such Collection Period.

            (d)     With respect to any Series of Notes, the "related
Supplement" shall mean the Supplement pursuant to which such Series of Notes is issued and the "related Series Enhancer" shall mean the Series Enhancer for such
Series of Notes.

            (e)     With respect to any ratio analysis required to be performed as of the most recently completed fiscal quarter of a Person, the most recently completed fiscal quarter shall mean the most recently completed fiscal quarter for which financial statements were required hereunder to have been delivered.

            (f)     With respect to the calculations of the ratios set forth in this Indenture, the components of such calculations are to be determined in accordance with GAAP, consistently applied, with respect to the Issuer or the
Manager, as the case may be.

            Section 103.    Computation of Time Periods. Unless otherwise stated
in this Indenture or any Supplement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

            Section 104.    Duties of Administrative Agent. All of the duties
and responsibilities of the Administrative Agent set forth in this Indenture, any Supplement or any other Transaction Document are subject in all respects to the terms and conditions of the Administration Agreement. Each of the Issuer,
the Indenture Trustee and, by acceptance of its Notes, each Noteholder hereby acknowledges the terms of the Administration Agreement and agrees to cooperate with the Administrative Agent in its execution of its duties and responsibilities.

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            Section 105.    General Interpretive Principles. For purposes of
this Indenture (including Appendix A hereto) except as otherwise expressly provided or unless the context otherwise requires:

            (a)     the defined terms in this Indenture shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

            (b)     references herein to "Articles", "Sections", "Subsections",
"paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Indenture;

            (c)     a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

            (d)     the words "herein", "hereof', "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision;

            (e)     the term "include" or "including" shall mean without
limitation by reason of enumeration; and

            (f)     When referring to Section 302 or Section 806 of this
Indenture, the term "or" shall be additive and not exclusive.

            Section 106.    Statutory References. References in this Indenture
to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto.

                                   ARTICLE II

                                    THE NOTES

            Section 201.    Authorization of Notes. (a) The number of Series or
Classes of Notes which may be created by this Indenture is not limited;
provided, however, that, the issuance of any Series of Notes shall not result in, or with the giving of notice or the passage of time or both would not result in, the occurrence of an Early Amortization Event or an Event of Default. The
aggregate principal amount of Notes of each Series which may be issued, authenticated and delivered under this Indenture is not limited except as shall be set forth in any Supplement and as restricted by the provisions of this
Indenture.

            (b)     The Notes issuable under this Indenture shall be issued in such Series, and such Class or Classes within a Series, as may from time to time be created by Supplement pursuant to this Indenture. Each Series shall be created by a different Supplement and shall be designated to differentiate the
Notes of such Series from the Notes of any other Series. The Issuer intends that each such Note shall constitute a "security" within the meaning of Article 8 of the UCC.

            (c)     Upon satisfaction of and compliance with the requirements
and conditions to Closing set forth in the related Supplement, Notes of the
Series to be executed and delivered on a particular Series Issuance Date pursuant to such related Supplement, may be executed by the Issuer and delivered to the Indenture Trustee for authentication following the execution and delivery of the related

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Supplement creating such Series or from time to time thereafter, and the
Indenture Trustee shall authenticate and deliver Notes upon a request set forth in an Officer's Certificate of the Issuer signed by one of its Authorized
Signatories, without further action on the part of the Issuer.

            Section 202.    Form of Notes; Global Notes. (a) Notes of any Series
or Class (other than Subject Notes) may be issued, authenticated and delivered, at the option of the Issuer, as Regulation S Global Notes, Rule 144A Global
Notes, or as Definitive Notes or as may otherwise be set forth in a Supplement and shall be substantially in the form of the exhibits attached to the related
Supplement. Notes of each Series shall be dated the date of their authentication and shall bear interest at such rate, be payable as to principal, premium, if any, and interest on such date or dates, and shall contain such other terms and provisions as shall be established in the related Supplement. Except as otherwise provided in any Supplement, the Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $100,000 in excess thereof; provided that one Note of each Class may be issued in a nonstandard denomination. Notwithstanding any other provision of this Indenture or any
Supplement thereto, Subject Notes shall only be issued as Definitive Notes.

            (b)     If the Issuer shall choose to issue Regulation S Global
Notes or Rule 144A Global Notes, such notes shall be issued in the form of one or more Regulation S Global Notes or one or more Rule 144A Global Notes which
(i) shall represent, and shall be denominated in an aggregate amount equal to, the aggregate principal amount of all Notes to be issued under the related
Supplement, (ii) shall be delivered as one or more Notes held by the Book-Entry
Custodian, or, if appointed to hold such Notes as provided below, the Notes shall be registered in the name of the Depositary or its nominee, (iii) shall be substantially in the form of the exhibits attached to the related Supplement, with such changes therein as may be necessary to reflect that each such Note is a Global Note, and (iv) shall each bear a legend substantially to the effect included in the form of the exhibits attached to the related Supplement.

            (c)     Notwithstanding any other provisions of this Section 202 or of Section 205, unless and until a Global Note is exchanged in whole for
Definitive Notes, a Global Note may be transferred, in whole, but not in part, and in the manner provided in this Section 202, only by (i) the Depositary to a nominee of such Depositary, or (ii) by a nominee of such Depositary to such
Depositary or another nominee of such Depositary or (iii) by such Depositary or any such nominee to a successor Depositary selected or approved by the Issuer or to a nominee of such successor Depositary or in the manner specified in Section
202(d). The Depositary or the Issuer shall order the Note Registrar to authenticate and deliver any Global Notes and any Global Note for each Class of
Notes having an aggregate initial outstanding principal balance equal to the initial outstanding balance of such Class. Noteholders shall hold their respective Ownership Interests in and to such Notes through the book-entry facilities of the Depositary. Without limiting the foregoing, any Noteholders shall hold their respective Ownership Interests, if any, in Global Notes only through Depositary Participants.

            (d)     If (i) the Issuer elects to issue Definitive Notes, (ii) the
Depositary for the Notes represented by one or more Global Notes at any time notifies the Issuer that it is unwilling or unable to continue as Depositary of the Notes or if at any time the Depositary shall no longer be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed or approved by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (iii) the Indenture
Trustee, at the written direction of the Control Party for a Series, elects to terminate the book-entry system through the Depositary for such Series or (iv)
after an Event of Default or a Manager Default, the Control Party for a Series
notifies the Depositary or Book-Entry Custodian for such Series, as the case may be, in writing that the continuation of a book-entry system through the
Depositary or the Book-Entry Custodian, as the case may be, is no longer in the best interest of the Noteholders of such Series, the Issuer will promptly execute, and the Indenture Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Issuer, will promptly authenticate and make available for

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delivery, Definitive Notes, in authorized denominations and in an aggregate principal amount equal to the principal amount of one or more Global Notes so exchanged in exchange for such one or more Global Notes or as an original issuance of Notes and this Section 202(d) shall no longer be applicable to the
Notes of such Series. Upon the exchange of the Global Notes for such Definitive
Notes without coupons, in authorized denominations, such Global Notes shall be canceled by the Indenture Trustee. All Definitive Notes shall be issued without coupons. Such Definitive Notes issued in exchange of the Global Notes pursuant to this Section 202(d) shall be registered in such names and in such authorized denominations as the Depositary in the case of an exchange or the Note Registrar in the case of an original issuance, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee. The
Indenture Trustee may conclusively rely on any such instructions furnished by the Depositary or the Note Registrar, as the case may be, and shall not be liable for any delay in delivery of such instructions. The Indenture Trustee shall make such Notes available for delivery to the Persons in whose names such
Notes are so registered.

            (e)     As long as the Notes Outstanding are represented by one or more Global Notes:

            (1)     the Note Registrar and the Indenture Trustee may deal with the Depositary for all purposes (including the payment of
                    principal of and interest on the Notes) as the authorized
                    representative of the Note Owners;

            (2)     the rights of Note Owners shall be exercised only through
                    the Depositary and shall be limited to those established by law and agreements between such Note Owners and the
                    Depositary or the Depositary Participants. Unless and until
                    Definitive Notes are issued, the Depositary will make
                    book-entry transfers among the Depositary Participants and receive and transmit payments of principal of, and interest on, the Notes to such Depositary Participants; and

            (3)     whenever this Indenture requires or permits actions to be
                    taken based upon instructions or directions of Noteholders evidencing a specified percentage of the voting rights of a particular Series, the Depositary shall be deemed to
                    represent such percentage only to the extent that it has
                    received instructions to such effect from Note Owners and/or
                    Depositary Participants owning or representing,
                    respectively, such required percentage of the beneficial
                    interest in the Notes (or Class of Notes) and has delivered such instruction to the Indenture Trustee.

            (f)     Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to the Noteholders, the Indenture Trustee shall give all such notices and communications to the Depositary.

            (g)     The Indenture Trustee is hereby initially appointed as the
Book-Entry Custodian and hereby agrees to act as such in accordance with the agreement that it has with the Depositary authorizing it to act as such. The
Book-Entry Custodian may, and, if it is no longer qualified to act as such, the
Book-Entry Custodian shall, appoint, by written instrument delivered to the
Issuer and the Depositary, any other transfer agent (including the Depositary or any successor Depositary) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depositary or any successor
Depositary may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depositary. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor Indenture
Trustee or, if it so elects, the Depositary shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Issuer shall have the rights to inspect, and to obtain copies of, any Notes held as Global Notes by the
Book-Entry Custodian.

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            (h)     The provisions of Section 205(g) shall apply to all
transfers of Definitive Notes, if any, issued in respect of Ownership Interests in the Rule 144A Global Notes.

            Section 203.    Execution; Recourse Obligation. The Notes shall be
executed on behalf of the Issuer by an Authorized Signatory of the Issuer. The
Notes shall be dated the date of their authentication by the Indenture Trustee.

            In case any Authorized Signatory of the Issuer whose signature shall appear on the Notes shall cease to be an Authorized Signatory of the Issuer before the authentication by the Indenture Trustee and delivery of such Notes, such signature or facsimile signature shall nevertheless be valid and sufficient for all purposes.

            All Notes and the interest and other amounts payable thereon shall be full recourse obligations of the Issuer and shall be secured by all of the
Issuer's right, title and interest in the Collateral. The Notes shall never constitute obligations of the Indenture Trustee, the Manager, the Seller or of
any shareholder or any Affiliate of the Seller (other than the Issuer) or any member of the Issuer, or any officers, directors, employees or agents of any thereof, and no recourse may be had under or upon any obligation, covenant or agreement of this Indenture, any Supplement or of any Notes, or for any claim based thereon or otherwise in respect thereof, against any incorporator or against any past, present, or future owner, partner of an owner or any officer, employee or director thereof or of any successor entity, or any other Person, either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed that this Indenture and the obligations issued hereunder are solely obligations of the Issuer, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any other
Person under or by reason of this Indenture, any Supplement or any Notes or implied therefrom, or for any claim based thereon or in respect thereof, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this
Indenture and the issue of such Notes. Except as provided in any Supplement, no
Person other than the Issuer shall be liable for any obligation of the Issuer under this Indenture or any Note or any losses incurred by any Noteholder.

            Section 204.    Certificate of Authentication. No Notes shall be
secured hereby or entitled to the benefit hereof or shall be or become valid or obligatory for any purpose unless there shall be endorsed thereon a certificate of authentication by the Indenture Trustee, substantially in the form set forth in the form of Note attached to the related Supplement. Such certificate on any
Note shall be conclusive evidence and the only competent evidence that the Note has been duly authenticated and delivered hereunder.

            At the written direction of the Issuer, the Indenture Trustee shall authenticate and deliver the Notes. It shall not be necessary that the same signatory of the Indenture Trustee execute the certificate of authentication on each of the Notes.

            Section 205.    Registration; Registration of Transfer and Exchange
of Notes.

            (a)     Initially, the Indenture Trustee shall keep at its Corporate
Trust Office books for the registration and transfer of the Notes (the "Note
Register"). The Issuer hereby appoints the Indenture Trustee as its registrar
(the "Note Registrar") and transfer agent to keep such books and make such registrations and transfers as are hereinafter set forth in this Section 205 and also authorizes and directs the Indenture Trustee to provide a copy of such registration record to each of the Administrative Agent and the Manager upon their request. The names and addresses of the Noteholders and all transfers of, and the names and addresses of the transferee of, all Notes will be registered in such Note Register. The Person in whose name any Note is so registered shall be deemed and treated as the owner and Noteholder thereof for all purposes of this Indenture, and none of the Indenture Trustee, any Series Enhancer, the

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Note Registrar or the Issuer shall be affected by any notice or knowledge to the contrary. If a Person other than the Indenture Trustee is appointed by the
Issuer to maintain the Note Register, the Issuer will give the Indenture Trustee and the Administrative Agent prompt written notice of such appointment and of the location, and any change in the location, of the successor Note Registrar, and the Indenture Trustee and any Series Enhancer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

            (b)     Payments of principal, premium, if any, and interest on any
Note shall be payable on each Payment Date only to the Person that was the
Noteholder thereof on the Record Date immediately preceding such Payment Date.
The principal of, premium, if any, and interest on each Note shall be payable at the Corporate Trust Office of the Indenture Trustee in immediately available funds in such coin or currency of the United States of America as at the time for payment shall be legal tender for the payment of public and private debts.

            (c)     Notwithstanding the foregoing or any provision in any Note to the contrary, if so requested by the Noteholder by written notice (given at least ten (10) days prior to the applicable Payment Date) to the Indenture
Trustee, all amounts payable to such Noteholder may be paid either (i) by crediting the amount to be distributed to such Noteholder to an account maintained by such Noteholder with the Indenture Trustee or by transferring such amount by wire to such other bank in the United States, including a Federal
Reserve Bank, as shall have been specified in such notice, for credit to the account of such Noteholder maintained at such bank, or (ii) by mailing a check to such address as such Noteholder shall have specified in such notice, in either case without any presentment or surrender of such Note to the Indenture
Trustee at the Corporate Trust Office of the Indenture Trustee.

            (d)     All payments on the Notes shall be paid to the Noteholders by wire transfer of immediately available funds for receipt prior to 2:00 p.m.
(New York City time) on the related Payment Date. Any such payments received by the Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day; provided, however, that if the Issuer has deposited the required funds with the Indenture
Trustee by close of business one (1) Business Day prior to the Payment Date, then the Issuer shall be deemed to have made such payment at the time so required on such date. Notwithstanding the foregoing or any provision in any
Note to the contrary, if so requested by the registered Noteholder by written notice to the Indenture Trustee, all amounts payable to such registered
Noteholder may be paid by mailing a check to such address as such Noteholder shall have specified in such notice, in either case without any presentment or surrender of such Note to the Indenture Trustee at the Corporate Trust Office of
the Indenture Trustee.

            (e)     Upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Indenture Trustee, upon written request, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Series and Class, of any authorized denominations and of alike aggregate original principal amount.

            (f)     All Notes issued upon any registration of transfer or
exchange of Notes shall be the legal, valid and binding obligations of the
Issuer, evidencing the same debt, and entitled to the same benefits under this
Indenture and the relevant Supplement, as the Notes surrendered upon such registration of transfer or exchange.

            (g)     Every Note presented or surrendered for registration of
transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the

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Issuer and the Indenture Trustee duly executed, by the Noteholder thereof or his attorney duly authorized in writing.

            (h)     Any service charge, fees or expenses made or expense
incurred by the Indenture Trustee for any such registration of transfer or exchange referred to in this Section 205 shall be paid by the applicable
Noteholder. The Indenture Trustee or the Issuer may require payment by the applicable Noteholder of a sum sufficient to cover any tax, expense or other governmental charge payable in connection therewith.

            (i)     Unless otherwise specified in the related Supplement, no
transfer of any Note or interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of any Definitive Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositary or one of its
Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) an
Investment Letter signed by such Noteholder and such Noteholder's prospective transferee; or (ii) an Opinion of Counsel satisfactory to the Indenture Trustee and the Issuer to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer or any Affiliate thereof or of the Depositary, the Manager, the
Indenture Trustee, any Series Enhancer or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder's prospective transferee on which such Opinion of Counsel is based. If such a transfer of any interest in a Global Note is to be made without registration under the Securities Act, the transferor will be deemed to have made each of the representations and warranties set forth on Exhibit B hereto in respect of such interest as if it was evidenced by a Definitive Note and the transferee will be deemed to have made each of the representations and warranties set forth in either Exhibit B hereto in respect of such interest as if it was evidenced by a Definitive Note. None of the Depositary, the Issuer,
the Indenture Trustee or the Note Registrar is obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without such registration or qualification. Any Noteholder or Note Owner desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositary, the Issuer, the
Indenture Trustee and the Note Registrar against any liability that may result if any transfer made in accordance with the preceding sentence did in fact require registration under the Securities Act.

            (j)     If Notes are issued or exchanged in definitive form under
Section 202, such Notes will not be registered by the Indenture Trustee unless each prospective initial Noteholder acquiring a Note, each prospective transferee acquiring a Note and each prospective owner (or transferee thereof)
of a beneficial interest in Notes (each, a "Prospective Owner") acquiring such beneficial interest provides the Manager, the Issuer, the Trustee and any successor Manager with a written representation to the effect set forth in either (A) with respect to any Warehouse Notes, the first sentence of Section
208 or (B) with respect to any Term Note, either subsection (i) or (ii) of the second sentence of Section 208.

            (k)     No sale, assignment or other transfer of a Note shall be
effective or deemed effective if such sale, assignment or other transfer is to a
Competitor. Neither the Indenture Trustee nor the Issuer is under any obligation to register the Notes under the Securities Act or any other securities law or to bear any expense with respect to such registration by any other Person or monitor compliance of any transfer with the securities laws of the United States regulations promulgated in connection thereto or ERISA.

                                        9

            (l)     Notwithstanding any other provision of this Indenture, any
Note for which an Opinion of Counsel has not been rendered to the Issuer to the effect that such Note constitutes debt for United States federal income tax purposes (a "Subject Note") shall be subject to the limitations of this Section
205(l). No Subject Notes may be transferred, and no transfer (or purported transfer) of all or any part of a Subject Note (or any direct or indirect economic or beneficial interest therein) (a "Transferred Note") whether to another Noteholder or to a Person that is not a Noteholder (a "Transferee"), shall be effective, and to the greatest extent permitted under Applicable Law any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Holder of a Subject Note, unless: (i) the Transferee provides the Note Registrar with its representations and warranties made for the benefit of the Issuer to the effect that: (A) either (I) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a "flow-through entity") or (II)
if it is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in the Transferee have or ever will have all or substantially all the value of its interest in the
Transferee attributable to the interest of the Transferee in any Transferred
Note, any other Notes, other interest (direct or indirect) in the Issuer, or any interest created under this Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the investment of the Transferee in any Transferred Note to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code, (B) the Transferee will not sell, assign, transfer or otherwise convey any participating interest in any Note or any financial instrument or contract the value of which is determined by reference in whole or in part to any Note,
(C) it is not acquiring and will not sell, transfer, assign, participate, pledge or otherwise dispose of any Transferred Note(s) (or interest therein) or cause any Transferred Note(s) (or interest therein) to be marketed on or through an
"established securities market" within the meaning of Section 7704(b) of the
Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations, and (D) in the case of
Subject Notes other than the Series 2005-1 Notes that it is a "U.S. Person"
within the meaning of Section 7701(a)(30) of the Code, and (ii) after such transfer there would be no more than 90 members of the limited liability company that is the Issuer (including as members, solely for purposes of this Section
205(l), Holders of any Subject Notes, the Subordinated Note and any other instruments subject to the transfer restrictions of this Section 205(l)). The
Issuer shall not recognize any prohibited Transfer described in this paragraph either (i) by redeeming the transferor's interest, or (ii) by admitting the
Transferee as such a member or otherwise recognizing any right of the Transferee
(including, without limitation, any right of the Transferee to receive payments or other distributions from the Issuer, directly or indirectly).

            Section 206.    Mutilated Destroyed, Lost and Stolen Notes.

            (a)     If (i) any mutilated Note is surrendered to the Indenture
Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the
Indenture Trustee such security or indemnity as it and the Issuer may require to hold the Issuer, the Manager and the Indenture Trustee harmless, then the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Series and Class and maturity and of like terms as the mutilated, destroyed, lost or stolen Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, the Issuer may pay such destroyed, lost or stolen Note when so due or payable instead of issuing a replacement Note.

            (b)     If, after the delivery of such replacement Note, or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in the UCC) of the original Note in lieu of which such replacement Note was issued (or such payment was

                                       10

made) presents for payment such original Note, the Issuer and the Indenture
Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any and all loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            (c)     The Indenture Trustee and the Issuer may, for each new Note authenticated and delivered under the provisions of this Section 206, require the advance payment by the Noteholder of the expenses, including counsel fees, service charges and any tax or governmental charge that may be incurred by the
Indenture Trustee or the Issuer in connection therewith. Any Note issued under the provisions of this Section 206 in lieu of any Note alleged to be destroyed, mutilated, lost or stolen, shall be equally and proportionately entitled to the benefits of this Indenture with all other Notes of the same Series and Class.
The provisions of this Section 206 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 207.    Delivery, Retention and Cancellation of Notes. Each
Noteholder is required, and hereby agrees, to return to the Indenture Trustee or, if any Series Enhancer has made any unreimbursed payment on such Notes, to such Series Enhancer, such return to be completed within thirty (30) days after the receipt of such payment, any Note on which the final payment due thereon has been made. Any such Note as to which the Indenture Trustee has made or holds the final payment thereon shall be deemed canceled and unless any unreimbursed payment on such Note has been made by a Series Enhancer, shall no longer be
Outstanding for any purpose of this Indenture, whether or not such Note is ever returned to the Indenture Trustee. Matured Notes delivered upon final payment to the Indenture Trustee and any Notes transferred or exchanged for other Notes shall be canceled and disposed of by the Indenture Trustee in accordance with its policy of disposal and the Indenture Trustee shall promptly deliver to the
Issuer such canceled Notes. If the Indenture Trustee shall acquire, for its own account, any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes. If the Issuer shall acquire any of the Notes, such acquisition shall operate as a redemption or satisfaction of the indebtedness represented by such Notes. Notes which have been canceled by the Indenture Trustee shall be deemed paid and discharged for all purposes under this Indenture.

            Section 208.    ERISA Deemed Representations. Each prospective
initial Noteholder and each Prospective Owner of a Warehouse Note will be deemed to have represented and warranted by such purchase that it is not acquiring the
Warehouse Note with the plan assets of a Benefit Plan Investor. Each prospective initial Noteholder and each Prospective Owner of a Term Note will be deemed to have represented and warranted by such purchase that either (i) it is not acquiring the Term Notes with the plan assets of a Benefit Plan or any other plan that is subject to a law that is similar to Title I of ERISA or Section
4975 of the Code; or (ii) the acquisition, holding and disposition of the Term
Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

                                   ARTICLE III

                   PAYMENT OF NOTES; STATEMENTS TO NOTEHOLDERS

            Section 301.    Principal and Interest. Distributions of principal,
premium, if any, and interest on any Series or Class of Notes shall be made to
Noteholders of each Series and Class as set forth in Section 302 of this
Indenture and in the related Supplement. Additional interest calculated at the
Default Rate shall be payable with respect to any payment of principal and/or interest on any Note which

                                       11

is not paid when due. The maximum Default Rate for any Note of any Series shall be equal to the sum of (i) two percent (2%) per annum, plus (ii) the interest rate for such Note immediately prior to the occurrence of the relevant Event of
Default. If interest or principal amounts owing on Notes are paid by a Series
Enhancer and additional interest at the Default Rate otherwise would be owing to the Noteholders of such Notes, then the Default Rate shall be owed to such
Series Enhancer and shall not be paid to applicable Noteholders of such Series unless the related Series Enhancer has failed to make payment of such amounts in accordance with the terms of any applicable Enhancement Agreement. Except as set forth in any Supplement, all interest payable on the Notes and all commitment and other fees payable to the Noteholders shall be computed on the basis of a
360-day year for the actual number of days which have elapsed in the relevant calculation period.

            Section 302.    Trust Account. (a) The Issuer shall establish and
maintain so long as any Outstanding Obligation remains unpaid the Trust Account into which the Issuer shall deposit (or cause to be deposited) all of the following amounts: (i) all amounts representing Estimated Net Operating Income
(and adjustments thereof), Casualty Proceeds and Sales Proceeds with respect to the Managed Containers received from the Manager pursuant to the terms of the
Management Agreement, (ii) all Manager Advances, (iii) all amounts received by the Issuer pursuant to the terms of all Hedge Agreements then in effect, and
(iv) other payments specified to be deposited therein pursuant to the terms of this Indenture and the other Transaction Documents. Such Trust Account shall initially be established and maintained with the Corporate Trust Office of the
Indenture Trustee in trust for the Indenture Trustee, on behalf of the
Noteholders, each Hedge Counterparty and each Series Enhancer, until all
Outstanding Obligations are paid in full. The Trust Account shall at all times be an Eligible Account, shall be in the name of the Issuer and shall be pledged to the Indenture Trustee pursuant to the terms of this Indenture. The Issuer shall not establish any additional Trust Accounts without (in each instance)
prior written notice to the Indenture Trustee and each Series Enhancer, if any.

            (b)     The Issuer shall cause the Manager to deposit into the Trust
Account in accordance with the provisions of Section 5.1 and 5.2 of the
Management Agreement amounts representing the Estimated Net Operating Income
(and adjustments thereof), Casualty Proceeds and Sales Proceeds with respect to the Managed Containers. The Manager shall be permitted to require the Indenture
Trustee to withdraw from amounts on deposit in the Trust Account on each Payment
Date, or otherwise net out from amounts otherwise required to be deposited by the Manager in the Trust Account in accordance with the provisions of Section
5.1 and 5.2 of the Management Agreement, the amount of any Management Fees or
Management Fee Arrearage that would otherwise be due and payable on the immediately succeeding Payment Date.

            (c)     On or prior to each Determination Date, the Issuer shall
cause the Manager, pursuant to Section 4.1.2 of the Management Agreement, to prepare and deliver the Manager Report. On each Payment Date, the Indenture
Trustee, based on the Manager Report and in accordance with the terms of this
Indenture and each Supplement, shall distribute from the Trust Account an amount equal to the sum of (i) all amounts representing the Net Operating Income of the
Eligible Containers received during the related Collection Period, (ii) all other amounts received by the Issuer subsequent to the immediately preceding
Payment Date, (iii) all amounts transferred from the Restricted Cash Account in accordance with the provisions of Section 306 hereof; provided that the amounts described in this clause (iii) may be used only to make the payments described in Section 306 hereof, (iv) all amounts transferred from the Temporary Loss
Account in accordance with the provisions of Section 311(b)(i) and 311(b)(iii)
hereof, (v) any earnings on Eligible Investments in the Trust Account, the
Restricted Cash Account and any Series Accounts, (vi) all Manager Advances made by the Manager in accordance with the terms of the Management Agreement subsequent to the immediately preceding Payment Date, (vii) the net amount received by the Issuer pursuant to any Hedge Agreement then in effect and (viii)
if so directed by the Issuer, amounts, proceeds and funds contemplated by
Section 302(f) (unless the Issuer directs otherwise,

                                       12

the amounts and proceeds contemplated by this clause (viii) shall be applied only in respect of principal on Notes of one or more Series) (the sum of the amounts described in clauses (i) through (viii) collectively, the "Available
Distribution Amount"), to the following Persons, by wire transfer of immediately available funds, in the order of priority listed below (in the absence of any
Manager Report, the Indenture Trustee shall distribute the Available
Distribution Amount in accordance with written instructions from the
Administrative Agent (with a copy to the Issuer, each Series Enhancer and each
Hedge Counterparty) and shall hold until delivery of the Manager Report (i) any funds otherwise payable due to the Issuer and (ii) any other amounts which the
Administrative Agent is unable to ascertain or allocate to a specific payment priority set forth in this Indenture):

(I)     If no Early Amortization Event or Event of Default shall have occurred and shall then be continuing:

            (1)     To the Indenture Trustee, all the Indenture Trustee's Fees
                    then due and payable for all Series then Outstanding
                    (subject to the per annum dollar limitation in Section 905);

            (2)     To the Administrative Agent, the Administrative Agent Fees
                    then due and payable;

            (3)     To the Manager, an amount equal to the sum of: (i) the
                    Management Fee then due and payable, (ii) the amount of any
                    Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not
                    previously withheld by the Manager in accordance with the
                    terms of the Transaction Documents;

            (4)     To the Manager, reimbursement for any Manager Advances;

            (5)     To the Persons entitled thereto: (i) any auditing,
                    accounting and related fees then due and payable which are classified as an Issuer Expense and (ii) any other Issuer
                    Expenses then due and payable, so long as the aggregate
                    amount paid pursuant to this clause (5) in any calendar year would not exceed one million Dollars ($1,000,000);

            (6)     To each Series Enhancer, pro rata based on the amount of
                    Premiums then due and payable, the amount of any Premium
                    then due and payable pursuant to the terms of each
                    applicable Enhancement Agreement;

            (7)     To each of the following on a pro rata basis: (i) to each
                    Series Account for each Series of Notes then Outstanding, an amount equal to the Priority Payments for each such Series and (ii) to each Hedge Counterparty, the amount of any
                    scheduled payments (but excluding termination payments) then due and payable pursuant to the terms of any Hedge Agreement then in effect. If sufficient funds do not exist to pay in full all such Priority Payments, such amounts shall be
                    allocated among all Series of Notes in the same proportion as the ratio of (x) the Priority Payments of a particular
                    Series of Notes then Outstanding on such Payment Date to (y)
                    the sum of the Priority Payments for all Series of Notes
                    then Outstanding on such Payment Date;

            (8)     To the Restricted Cash Account, an amount sufficient so that the total amount on deposit therein, is equal to the
                    Restricted Cash Amount for such Payment Date;

                                       13

            (9)     To each Series Account for each Series of Notes then
                    Outstanding in accordance with the provisions of Section
                    302(d), all Minimum Principal Payment Amounts for each such
                    Series;

            (10)    To each Series Account for each Series of Notes then
                    Outstanding in accordance with the provisions of Section
                    302(d), all Scheduled Principal Payment Amounts for each
                    such Series;

            (11)    To each Series Account for each Series of Notes then
                    Outstanding, an amount equal to the Supplemental Principal
                    Payment Amounts for each Series (subject to the terms of
                    Section 702(a));

            (12)    To each of the following on a pro rata basis: (i) to each
                    Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments but excluding (x) any payments made pursuant to
                    clause (7) above and (y) termination payments resulting from the breach of the applicable Hedge Agreement by such Hedge
                    Counterparty) pursuant to the terms of any Hedge Agreement then in effect, (ii) to the Noteholders and any Series
                    Enhancer, interest payments on the Notes not paid pursuant to clause (7) above and any Indemnity Amounts or other
                    amounts then due and payable and (iii) to the Indenture
                    Trustee, any Indenture Trustee's Fees then due and payable, after giving effect to the payment made pursuant to clause
                    (1) above but not subject to the per annum dollar limitation in Section 905;

            (13)    To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including
                    termination payments resulting from the breach of the
                    applicable Hedge Agreement by such Hedge Counterparty but
                    excluding any payments made pursuant to clause (7) or (12)
                    above) pursuant to the terms of any Hedge Agreement then in effect;

            (14)    To each of the following on a pro rata basis: (i) to the
                    Issuer, the amount of any indemnity payments payable to the officers, directors and/or managers of the Issuer required to be made by the Issuer, and (ii) to the Manager, the
                    amount of any officer and director indemnity payments
                    required to be made by the Manager;

            (15)    To the Issuer, any remaining Available Distribution Amount which may be used by the Issuer for any purpose, including, without limitation, general corporate purposes, the
                    distribution of dividends, repayment of debt, paying fees
                    and expenses or any other purpose in the sole discretion of the Issuer.

(II)    If an Early Amortization Event shall then be continuing, but no Event of
        Default shall then be continuing (or an Event of Default has occurred but the Notes have not been accelerated in accordance with Section 802 hereof):

            (1)     To the Indenture Trustee, all the Indenture Trustee's Fees
                    then due and payable for all Series then Outstanding
                    (subject to the per annum dollar limitation in Section 905);

            (2)     To the Administrative Agent, the Administrative Agent Fees
                    then due and payable;

                                       14

            (3)     To the Manager, an amount equal to the sum of: (i) the
                    Management Fee then due and payable, (ii) the amount of any
                    Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not
                    previously withheld by the Manager in accordance with the
                    terms of the Transaction Documents;

            (4)     To the Manager, reimbursement for any Manager Advances;

            (5)     To the Persons entitled thereto: (i) any auditing,
                    accounting and related fees then due and payable which are classified as an Issuer Expense and (ii) any other Issuer
                    Expenses, so long as the aggregate amount paid pursuant to this clause (5) in any calendar year would not exceed one
                    million Dollars ($1,000,000);

            (6)     To each Series Enhancer, pro rata based on the amount of
                    Premiums then due and payable, the amount of any Premium
                    then due and payable pursuant to the terms of each
                    applicable Enhancement Agreement;

            (7)     To each of the following on a pro rata basis: (i) to each
                    Series Account for each Series of Notes then Outstanding, an amount equal to the Priority Payments (including
                    reimbursements and interest thereon payable to any related
                    Series Enhancer) for each such Series and (ii) to each Hedge
                    Counterparty, the amount of any scheduled payments (but
                    excluding termination payments) then due and payable
                    pursuant to the terms of any Hedge Agreement then in effect.
                    If sufficient funds do not exist to pay in full all such
                    Priority Payments, such amounts shall be allocated among all
                    Series of Notes in the same proportion as the ratio of (x)
                    the Priority Payments of a particular Series of Notes then
                    Outstanding on such Payment Date to (y) the sum of the
                    Priority Payments for all Series of Notes then outstanding on such Payment Date;

            (8)     To the Restricted Cash Account, an amount sufficient so that the total amount on deposit therein is equal to the
                    Restricted Cash Amount for such Payment Date;

            (9)     To each Series Account for each Series of Notes then
                    Outstanding in accordance with the provisions of Section
                    302(d), all Minimum Principal Payment Amounts for each such
                    Series;

            (10)    To each Series Account for each Series of Notes then
                    Outstanding in accordance with the provisions of Section
                    302(d), all Scheduled Principal Payment Amounts for each
                    such Series;

            (11)    To each Series of Notes then Outstanding, pro rata based on unpaid principal amounts, until all Series of Notes have
                    been paid in full;

            (12)    To each of the following on a pro rata basis: (i) to each
                    Hedge Counterparty, on a pro rata basis, the amount of any other unpaid amounts owing by the Issuer (including
                    termination payments but excluding (x) any payments made
                    pursuant to clause (7) above and (y) termination payments
                    resulting from the breach of the applicable Hedge Agreement by such Hedge Counterparty) then due and payable pursuant to the terms of any Hedge Agreement then in effect, (ii) to the
                    Indenture Trustee, any Indenture Trustee's Fees then due and payable, after giving effect to the payment made pursuant to clause (1) above but not subject to the per annum dollar
                    limitation in Section 905, and (iii) to each Series Account, the following

                                       15

                    amounts: (A) for each Series of Notes then Outstanding, an amount equal to any increased costs, funding costs, breakage costs, taxes, other indemnification payments and any other unpaid Reimbursement Amount then due and owing to the
                    related Series Enhancer pursuant to the terms of the related
                    Enhancement Agreement and the Transaction Documents for such
                    Series pro rata based on such amounts due for such Series of
                    Notes then Outstanding, and (B) an amount equal to any
                    Default Fee or any other amounts then due and owing to the
                    Noteholders pursuant to the terms of the related Supplement, plus indemnity payments, increased costs and taxes pro rata based on such amounts due for such Series of Notes then
                    Outstanding;

            (13)    To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including
                    termination payments resulting from the breach of the
                    applicable Hedge Agreement by such Hedge Counterparty but
                    excluding any payments made pursuant to clause (7) or (12)
                    above) pursuant to the terms of any Hedge Agreement then in effect;

            (14)    To each of the following on a pro rata basis: (i) to the
                    Issuer, the amount of any indemnity payments payable to the officers, directors and/or managers of the Issuer required to be made by the Issuer and (ii) to the Manager, the amount of any officer or director indemnity payments required to be made by the Manager; and

            (15)    To the Issuer, any remaining Available Distribution Amount which may be used by the Issuer for any purpose, including, without limitation, general corporate purposes, the
                    distribution of dividends, repayment of debt, paying fees
                    and expenses or any other purpose in the sole discretion of the Issuer.

            (d)     If on any Payment Date described in section (c)(I) above,
there are not sufficient funds to pay, in full, the Minimum Principal Payment
Amounts and/or Scheduled Principal Payment Amounts owing to all Series of Notes then Outstanding, as the case may be, then, subject to the priority of payments set forth in (c)(I) above, any such principal payments having the same payment priority will be paid, in full, to the Series first issued (based on their respective dates of issuance or Conversion Dates, as applicable) in chronological order based on their respective dates of issuance or Conversion
Dates, as applicable. For purposes of this Section 302(d) only, any Series which was originally designated as Warehouse Notes and is subsequently considered to be a Series of Term Notes due to the occurrence of the Conversion Date for such
Series will be deemed to have an issuance date equivalent to its Conversion
Date. If two or more Series of the Notes were issued on the same date or have the same Conversion Date, then principal payments having the same payment priority will be allocated among each such Series, on a pro rata basis, based on the principal payments then due with respect to such Series.

                    If on any Payment Date described in section (c)(II) above, there are not sufficient funds to pay, in full, all Minimum Principal Payment
Amounts owing to all Series of Notes then Outstanding, then amounts available for the payment of Minimum Principal Payment Amounts pursuant to the priority of payments set forth in (c)(II) above shall be allocated among all Series of Notes for which Minimum Principal Payment Amounts are owing on such Payment Date on a pro rata basis, calculated based on the amount of the Minimum Principal Payment
Amounts then owing to each such Series.

                    If on any Payment Date described in section (c)(II) above, there are not sufficient funds to pay, in full, all Scheduled Principal Payment
Amounts owing to all Series of Notes then Outstanding, then amounts available for the payment of Scheduled Principal Payment Amounts pursuant

                                       16

to the priority of payments set forth in (c)(II) above shall be allocated among all Series of Notes for which Scheduled Principal Payment Amounts are owing on such Payment Date on a pro rata basis, calculated based on the amount of the
Scheduled Principal Payment Amounts then owing to each such Series.

            (e)     If any Series has more than one Class of Notes then
Outstanding, then the Available Distribution Amount shall be calculated without regard to the payment priorities of the Classes of Notes within such Series.
Once the Available Distribution Amount has been allocated to each Series, then that portion of the Available Distribution Amount allocable to such Series shall be paid to each Class of Noteholders of such Series in accordance with the priority of payments set forth in the related Supplement.

            (f)     The Issuer shall have the right, but not the obligation, to make (or to direct the Indenture Trustee to make) principal payments on any
Series of Notes and payments of other Outstanding Obligations from some or all of (i) amounts that are payable or have been paid to the Issuer pursuant to this
Section 302, (ii) amounts that the Issuer receives from advances or draws under any Series of Warehouse Notes, (iii) proceeds of the issuance of any Series of
Notes, and (iv) other funds held by the Issuer. Without limiting the foregoing, at the direction of the Issuer, amounts and proceeds contemplated by the preceding sentence may be included in distributions in respect of principal payments on the Notes of one or more Series and payments of other Outstanding
Obligations pursuant to Section 302(c).

            (g)     Notwithstanding anything in this Section 302 to the
contrary, the payments provided for in Sections 302(c)(I)(14), and
302(c)(II)(14) shall not be made with respect to any officer or director if a final, non-appealable judgment has been entered to the effect that such officer or director is not entitled to indemnity pursuant to the terms of the applicable organizational documents or applicable law.

            Section 303.    Investment of Monies Held in the Trust Account, the
Restricted Cash Account, the Temporary Loss Account and Series Accounts; Control
over Eligible Investments.

            (a)     The Indenture Trustee shall invest any cash deposited in the
Trust Account, the Restricted Cash Account, the Temporary Loss Account and each
Series Account in such Eligible Investments as the Issuer shall direct in writing or by telephone and subsequently confirm in writing. Each Eligible
Investment (including reinvestment of the income and proceeds of Eligible
Investments) shall be held to its maturity and shall mature or shall be payable on demand not later than the Business Day immediately preceding the next succeeding Payment Date. If the Indenture Trustee has not received written instructions from the Issuer by 2:30 p.m. (New York time) on the day such funds are received as to the investment of funds then on deposit in any of the aforementioned accounts, the Issuer hereby instructs the Indenture Trustee to invest such funds in overnight investments of the type described in clause (iv)
of the definition of Eligible Investments. Any funds in the Trust Account, the
Restricted Cash Account, the Temporary Loss Account and each Series Account not so invested must be fully insured by the Federal Deposit Insurance Corporation.
Eligible Investments shall be made in the name of the Securities Intermediary, and subject to the terms of the Control Agreements. Any earnings on Eligible
Investments in the Trust Account, the Restricted Cash Account, the Temporary
Loss Account and each Series Account shall be retained in each such account and be distributed in accordance with the terms of this Indenture or any related
Supplement. The Indenture Trustee shall not be liable or responsible for losses on any investments made by it pursuant to this Section 303.

            (b)     On or prior to the Initial Closing Date (or the related
Closing Date, as applicable), each of the Issuer and the Securities Intermediary shall enter into control agreements (each a "Control Agreement", collectively, the "Control Agreements") substantially in the form of Exhibit C hereto for each of the Trust Account, the Restricted Cash Account, the Temporary Loss Account
and any

                                       17

Series Accounts. At all times on and after the Initial Closing Date (or the related Closing Date, as applicable), each such account shall be the subject of a Control Agreement.

            (c)     The Indenture Trustee, acting in accordance with the terms of this Indenture, shall be entitled to deliver an Entitlement Order to the
Securities Intermediary at which such accounts are maintained at any time;
provided, however, that the Indenture Trustee agrees not to invoke its right to provide an Entitlement Order (other than an order directing the transfer of funds from the Trust Account in accordance with Section 302(c), from the
Restricted Cash Account in accordance with Section 306 or from the Temporary
Loss Account in accordance with Section 311) unless an Event of Default has occurred and is continuing. Such Control Agreements shall provide that upon receipt of the Entitlement Order in accordance with the provisions of this
Indenture, the Indenture Trustee shall comply with such Entitlement Order without further consent by the Issuer or any other Person.

            (d)     Each of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account and the Series Accounts shall be initially established with the Indenture Trustee and, so long as any Outstanding Obligation remains unpaid, shall be maintained with the Indenture Trustee so long as (A) the short-term unsecured debt obligations of the financial institution fulfilling the role of the Indenture Trustee are rated not less than the Required Deposit
Rating or (B) each of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account and the Series Accounts are maintained at the Corporate
Trust Office of the Indenture Trustee. If any of the Trust Account, the
Restricted Cash Account, the Temporary Loss Account or the Series Accounts are
not maintained at the Corporate Trust Office of the Indenture Trustee or if the
short-term unsecured debt obligations of the Indenture Trustee fall below the
Required Deposit Rating, then the Issuer shall within 10 Business Days after obtaining knowledge of such condition and, with the Indenture Trustee's assistance as necessary, cause each of the Trust Account, the Restricted Cash
Account, the Temporary Loss Account and the Series Accounts to be transferred to either (A) an Eligible Institution which then maintains the Required Deposit
Rating and is otherwise acceptable to the Administrative Agent and each Series
Enhancer, if any, or (B) with the prior written consent of the Administrative
Agent and each Series Enhancer, if any, the Corporate Trust Office of the
successor Indenture Trustee. If any of the Trust Account, the Restricted Cash
Account, the Temporary Loss Account or any Series Account is maintained with a
Person other than the Indenture Trustee or, if a Person other than the Indenture
Trustee shall be the Securities Intermediary, the Issuer shall obtain the prior written consent of the Administrative Agent and each Series Enhancer, if any, and shall cause a new Control Agreement to be entered into with such Person.

            (e)     Each of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account and each Series Account shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. Each
Control Agreement shall provide for purposes of the UCC, that New York shall be deemed to be the Securities Intermediary's jurisdiction and each of the Trust
Account, the Restricted Cash Account, the Temporary Loss Account and each Series
Account (as well as the Securities Entitlements related thereto) shall be governed by the laws of the State of New York.

            (f)     The Securities Intermediary has not entered into, and until the termination of this Indenture will not enter into, any agreement with any other Person relating to each of the Trust Account, the Restricted Cash Account, the Temporary Loss Account, each Series Account or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Manager or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with
Entitlement Orders as set forth in Section 303(c) hereof.

                                       18

            (g)     Except for the claims and interest of the Indenture Trustee and of the Issuer hereunder in each of the Trust Account, the Restricted Cash
Account, the Temporary Loss Account and each Series Account, to the best of its knowledge without independent investigation, the Securities Intermediary knows of no claim to, or interest in, any of the Trust Account, the Restricted Cash
Account, the Temporary Loss Account, any Series Account or in any Financial
Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any of the Trust Account, the Restricted
Cash Account, the Temporary Loss Account, each Series Account or in any
Financial Asset credited thereto, the Securities Intermediary will promptly notify the Indenture Trustee, the Manager, each Series Enhancer, each Hedge
Counterparty and the Issuer thereof.

            (h)     The Indenture Trustee shall possess a perfected security
interest in all right, title and interest in and to all funds on deposit from time to time in each of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account, each Series Account and in all Proceeds thereof. Each of the Trust Account, the Restricted Cash Account, the Temporary Loss Account and
each Series Account shall be in the name of the Issuer subject to a securities account control agreement providing that such account shall be under the sole dominion and control of the Indenture Trustee (subject to the terms and conditions thereof), for the benefit of the Noteholders, each Hedge Counterparty and each Series Enhancer, if any. The Indenture Trustee shall make withdrawals and payments from each of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account and the Series Accounts and apply such amounts in accordance with the provisions of the Manager Report and, in the absence of any
Manager Report, in accordance with written instructions from the Administrative
Agent.

            (i)     The Issuer shall not direct the Indenture Trustee to make
any investment of any funds or to sell any investment held in any of the Trust
Account, the Restricted Cash Account, the Temporary Loss Account or any Series
Account unless the security interest of the Indenture Trustee in such account and any funds or investments held therein shall continue to be perfected without any further action by any Person.

            (j)     U.S. Bank National Association (including in its capacity as
Securities Intermediary) hereby agrees that any security interest it may have in the Trust Account, the Restricted Cash Account, the Temporary Loss Account and
any Series Account or any Security Entitlement credited thereto shall be subordinate to the security interest created by this Indenture. The Financial
Assets and other items deposited to the Trust Account, the Restricted Cash
Account, the Temporary Loss Account and any Series Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person except as created pursuant to this Indenture. For the sake of clarity, the fees and expenses of the Indenture Trustee shall be payable solely pursuant to
Section 302 or 806 of this Indenture and will not be subject to deduction, set-off, bankers lien or other right of the Indenture Trustee.

            Section 304.    Reports to Noteholders. The Indenture Trustee shall
promptly upon the receipt thereof, make available to each Noteholder, the
Administrative Agent, the Depositary, each Hedge Counterparty and each Series
Enhancer, a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to the Contribution and Sale Agreement, the
Indenture (including any Supplements issued pursuant thereto), the
Administration Agreement, a Note Purchase Agreement or the Management Agreement,
by posting copies thereof on its password-protected website (www.usbank.com/abs)
and shall notify the Administrative Agent, each Noteholder, each Hedge
Counterparty, and each Series Enhancer by e-mail when such notices or reports are available; provided that any reports, financial statements and notices received by the Indenture Trustee pursuant to a Supplement or a Note Purchase
Agreement shall be delivered by the Indenture Trustee only to the Noteholders and the Series Enhancer of the related Series.

                                       19

            Section 305.    Records. The Indenture Trustee shall cause to be
kept and maintained customary records pertaining to the Trust Account, the
Restricted Cash Account, the Temporary Loss Account and each Series Account and all receipts and disbursements therefrom. The Indenture Trustee shall deliver monthly an accounting thereof in the form of a trust statement to the Issuer, the Seller, the Administrative Agent and the Manager, each Series Enhancer and each Hedge Counterparty.

            Section 306.    Restricted Cash Account. (a) The Issuer shall
establish on or prior to the Initial Closing Date, and shall maintain so long as any Outstanding Obligation remains unpaid, an Eligible Account in the name of the Issuer with the Indenture Trustee which shall be designated as the
Restricted Cash Account, which account shall be held by the Indenture Trustee for the benefit of the Noteholders of all Series of Notes and each Series
Enhancer pursuant to the terms of this Indenture and the related Supplements. On the Restatement Effective Date, the Issuer will deposit (or cause to be deposited) into the Restricted Cash Account an amount equal to the Restricted
Cash Amount, and amounts thereafter shall be deposited in the Restricted Cash
Account in accordance with Section 302 hereof. The Restricted Cash Account shall only be relocated to another financial institution in accordance with the express provisions of Section 303(d) hereof. Any and all monies on deposit in the Restricted Cash Account shall be invested in Eligible Investments in accordance with this Indenture and shall be distributed in accordance with this
Section 306.

            (b)     On each Determination Date, the Indenture Trustee shall, in accordance with the Manager Report (or, in the absence of any Manager Report, in accordance with written instructions from the Administrative Agent), withdraw from the Restricted Cash Account and deposit into the Series Account for each
Series an amount equal to the Deficiency Amount (determined after giving effect to all other deposits to the Series Account for such Series (other than funds transferred from the Restricted Cash Account)) on or prior to such Determination
Date. Amounts transferred to the Series Account pursuant to the provisions of this Section 306(b) may only be used to pay amounts specified in the definition of "Permitted Payment Date Withdrawals". If the amount on deposit in the
Restricted Cash Account on a Determination Date is not sufficient to pay in full the aggregate Permitted Payment Date Withdrawals referred to in this Section
306(b), then the amount of funds then available in the Restricted Cash Account will be allocated among the various Series on a pro rata basis in proportion to the amount of their respective Permitted Payment Date Withdrawals.

            (c)     On each Payment Date, the Indenture Trustee shall, in
accordance with the Manager Report (or, in the absence of any Manager Report, in accordance with written instructions from the Administrative Agent), deposit in the Trust Account for distribution in accordance with the terms of this
Indenture the excess, if any, of (A) the amounts then on deposit in the
Restricted Cash Account (after giving effect to any withdrawals therefrom on such Payment Date) over (B) an amount equal to the Restricted Cash Amount for such Payment Date. On the Legal Final Maturity Date for the Series with the latest Legal Final Maturity Date, any remaining funds in the Restricted Cash
Account shall be deposited in the Trust Account and, subject to the limitations set forth in the related Supplement, distributed in accordance with Section 302 of this Indenture and the related Supplement.

            Section 307.    CUSIP Numbers. The Issuer in issuing the Notes may
use "CUSIP" numbers (if then generally in use), and, if so, the Indenture
Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to
Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.

                                       20

            Section 308.    No Claim. Indemnities payable to the Indenture
Trustee, the Manager, the Independent Director Provider, the Administrative
Agent and any other Person, shall be non-recourse to the Issuer and shall not constitute a claim (as defined in Section 101(5) of the Bankruptcy Code) against the Issuer or the Collateral in the event such amounts are not paid in accordance with Section 302 or 806 of this Indenture.

            Section 309.    Compliance with Withholding Requirements.
Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all United States federal income tax withholding requirements with respect to payments to Noteholders of interest, original issue discount, or other amounts that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding.

            Section 310.    Tax Treatment of Notes. The Issuer has entered into
this Indenture, and the Notes will be issued, with the intention that, for
United States federal, state and local income, single business and franchise tax purposes, the Notes (other than the Subject Notes) will qualify as indebtedness.
The Issuer and the Indenture Trustee, by entering into this Indenture, and each
Noteholder and beneficial owner of a Note, by its acceptance of its Note or a beneficial interest in the Note, agree to treat the Notes as indebtedness for
United States federal, state and local income, single business and franchise tax purposes.

            Section 311.    Temporary Loss Account.

            (a)     The Issuer shall establish on or prior to the Restatement
Effective Date, and shall maintain so long as any Outstanding Obligation remains unpaid, an Eligible Account in the name of the Issuer with the Indenture Trustee which shall be designated as the temporary loss account with separate sub-accounts for proceeds of Casualty Losses and for proceeds of sales of
Collateral pursuant to Section 606(a) (the "Temporary Loss Account"), which account shall be held by the Indenture Trustee for the benefit of the
Noteholders of all Series of Notes and each Series Enhancer pursuant to the terms of this Indenture and the related Supplements. Any and all moneys remitted by the Issuer, to the Temporary Loss Account, together with any Eligible
Investments in which such moneys are or will be invested or reinvested, shall be held in the Temporary Loss Account. Upon receipt by the Issuer of proceeds of
Casualty Losses or such sales of Collateral giving rise to any Temporary Loss
Amount, the Issuer shall deposit, or cause to be deposited, the Temporary Loss
Amount into the Temporary Loss Account. Any and all moneys remitted by the
Indenture Trustee to the Temporary Loss Account shall be invested in Eligible
Investments in accordance with the Indenture and shall be disbursed in accordance with Section 302 or 806 as applicable.

            (b)     Without limiting the investment of such funds in Eligible
Investments discussed in Section 311(a) above, all funds on deposit in the
Temporary Loss Account shall be held or applied as follows:

                    (i)     if an Early Amortization Event or an Event of
            Default has occurred and is continuing on any Payment Date, deposited into the Trust Account and applied in accordance with
            Section 302(c)(II) or 806, as applicable;

                    (ii)    if no Early Amortization Event or Event of Default
            has occurred on the date of such application, then, at the sole discretion of the Issuer, funds on deposit in the Temporary Loss
            Account may be applied (A) as long as no event or condition has occurred that with the giving of notice or the passage of time or both, would constitute either an Early Amortization Event or Event of Default, to purchase Containers in accordance with the
            Contribution and Sale Agreement that upon transfer to the Issuer will

                                       21

            be Eligible Containers, or (B) to make prepayments of Outstanding
            Obligations on any Series of Notes;

                    (iii)   investment earnings of funds on deposit in the
            Temporary Loss Account shall be deposited into the Trust Account and applied in accordance with Section 302(c) or 806, as applicable; and

                    (iv)    in all other circumstances, funds on deposit in the
            Temporary Loss Account will remain in the Temporary Loss Account.

Other than in accordance with the provisions of Section 311(b)(i)-(iv) above, amounts on deposit in the Temporary Loss Account will not be available to pay
Outstanding Obligations prior to the Legal Final Maturity Date for the Series with the latest Legal Final Maturity Date. In the event that funds on deposit in the Temporary Loss Account are applied to the repayment of Outstanding
Obligations on any Series of Notes in accordance with the provisions of Section
311(b)(ii)(B) above, then all future Minimum Targeted Principal Balances and
Scheduled Targeted Principal Balances will be adjusted in an equal amount such that any remaining principal on the date of such prepayment will be payable on a straight-line basis to the Legal Final Maturity Date and the Expected Final
Maturity Date, respectively, of such Series.

            (c)     On the Legal Final Maturity Date for the Series with the
latest Legal Final Maturity Date, any remaining funds in the Temporary Loss
Account shall be deposited in the Trust Account and distributed in accordance with Section 302(c) or 806, as applicable, of this Indenture.

                                   ARTICLE IV

                                   COLLATERAL

            Section 401.    Collateral. (a) The Notes and all other Outstanding
Obligations shall be obligations of the Issuer as provided in Section 203 hereof. The Indenture Trustee, on behalf of the Noteholders, each Hedge
Counterparty and each Series Enhancer, if any, shall also have the benefit of, and the Outstanding Obligations shall be secured by and be payable from, the
Issuer's right, title and interest in the Collateral. The income, payments and proceeds of such Collateral shall be allocated to each such Person strictly in accordance with the applicable payment priorities set forth in Section 302 or
Section 806 hereof.

            (b)     Notwithstanding anything contained in this Indenture to the contrary, the Issuer expressly agrees that it shall remain liable under each of its Contracts and Leases to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or Lease, as the case may be.

            (c)     The Indenture Trustee hereby acknowledges the appointment by the Issuer of the Manager to service and administer the Collateral in accordance with the provisions of the Management Agreement. So long as the Management
Agreement shall not have been terminated in accordance with its terms, the
Indenture Trustee hereby agrees to provide the Manager with such documentation, and to take all such actions with respect to the Collateral as the Manager may reasonably request in accordance with the express provisions of the Management
Agreement; provided, however, that the Indenture Trustee shall be entitled to receive from the Manager reasonable compensation and cost reimbursement for any such action. Until such time as the Management Agreement has been terminated in accordance with its terms, the Manager, on behalf of the Issuer, shall continue to collect all Accounts and payments on the Leases of the Managed Containers in accordance with the provisions of the Management Agreement and

                                       22

deposit such amounts into the Trust Account in accordance with the provisions of the Management Agreement. Any Proceeds received directly by the Issuer in payment of any Account or Leases with respect to, or in payment for or in respect of, any of the Managed Containers or on account of any of the Contracts to which the Issuer is a party shall be promptly deposited by the Issuer in precisely the form received (with all necessary endorsements) in the Trust
Account in accordance with the provisions of the Management Agreement, and until so deposited shall be deemed to be held in trust by the Issuer for the Indenture
Trustee and shall continue to be collateral security for all of the obligations secured by this Indenture and shall not constitute payment thereof until applied as hereinafter provided. If (i) an Event of Default has occurred, (ii) any Sale of the Collateral pursuant to Section 816 hereof shall have occurred or (iii) a
Manager Default has occurred, the Issuer shall at the request of the Indenture
Trustee, acting with the consent of or at the direction of the Requisite Global
Majority, to the extent practicable, deliver to the Indenture Trustee (or such other Person as the Indenture Trustee may direct) originals (or, to the extent originals cannot be delivered, copies) of all Leases and other documents evidencing, and relating to, the sale, lease and delivery of such Managed
Containers and the Issuer shall, to the extent practicable, deliver originals
(or, to the extent originals cannot be delivered, copies) of all other documents evidencing and relating to, the performance of any labor, maintenance, remarketing or other service which created any Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            Section 402.    Pro Rata Interest.

            (a)     Except as expressly provided for herein or in any
Supplement, the Notes of all Outstanding Series shall be equally and ratably entitled to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the related Supplement. All Notes of a particular Class issued hereunder are and are to be, to the extent (including any exceptions) provided in this
Indenture and the related Supplement, equally and ratably secured by this
Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery of the Notes so that all Notes of a particular Series and Class at any time Outstanding (including Notes owned by the Seller and its Affiliates, other than the Issuer) shall have the same right, Lien and preference under this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof.

            (b)     If the conditions specified in Section 701 of this Indenture are met with respect to such Series of Notes, the security interest, and all other estate and rights granted by this Indenture with respect to such Series of
Notes shall cease and become null and void, and all of the property, rights, and interest granted as security for the Notes of such Series shall revert to and revest in the Issuer without any other act or formality whatsoever.

            Section 403.    Indenture Trustee's Appointment as Attorney-in-Fact.

            (a)     The Issuer hereby irrevocably constitutes and appoints the
Indenture Trustee, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the
Issuer or in its own name, from time to time, for the purpose of carrying out the terms of this Indenture, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture; provided, however, that the Indenture Trustee has no obligation or duty to take such action or to determine whether to perfect, file, record or maintain any perfected, filed or recorded document or instrument (all of which the Issuer shall prepare, deliver and instruct the Indenture Trustee to execute) in connection with the grant or security interest in the Collateral hereunder.

                                       23

            (b)     The Indenture Trustee shall not exercise the power of
attorney or any rights granted to the Indenture Trustee pursuant to this Section
403 unless an Event of Default shall have occurred and then be continuing. The
Issuer hereby ratifies, to the extent permitted by law, all actions that said attorney shall lawfully do, or cause to be done, by virtue hereof. The power of attorney granted pursuant to this Section 403 is a power coupled with an interest and shall be irrevocable until all Series of Notes are paid and performed in full.

            (c)     The powers conferred on the Indenture Trustee hereunder are solely to protect the Indenture Trustee's interests in the Collateral and shall not impose any duty upon it to exercise any such powers except as set forth herein. The Indenture Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to the Issuer for any act or failure to act, except for its own negligence or willful misconduct.

            (d)     The Issuer also authorizes (but does not obligate) the
Indenture Trustee to (i) so long as a Manager Default is continuing and a
Manager Termination Notice has been delivered in accordance with the terms of the Management Agreement, communicate in its own name, or to direct any other
Person, including the Manager or a replacement Manager, to communicate with any party to any Contract or Lease relating to a Managed Container and (ii) so long as an Event of Default is continuing, and a Manager Termination Notice has been delivered in accordance with the terms of the Management Agreement, execute in connection with the sale of Collateral provided for in Article VIII hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            (e)     If the Issuer fails to perform or comply with any of its
agreements contained herein and a Responsible Officer of the Indenture Trustee shall receive notice of such failure, the Indenture Trustee, with the consent of the Requisite Global Majority, shall cause performance or compliance, or acting at the direction of the Requisite Global Majority shall perform or comply, with such agreement; provided, however, that the Indenture Trustee shall have no obligation to so perform or comply if it has reasonable grounds to believe that payment of its expenses and interest thereon (as set forth in the following sentence) is not reasonably assured. The reasonable and documented expenses, including reasonable and documented attorneys' fees and expenses, of the
Indenture Trustee incurred in connection with such performance or compliance, shall be payable by the Issuer to the Indenture Trustee on demand and shall constitute additional Outstanding Obligations secured hereby and shall be paid in accordance with the provisions of Section 302 or Section 806 hereof.

            Section 404.    Release of Security Interest. The Indenture Trustee,
at the written direction of the Manager, shall release from the Lien of this
Indenture, any Managed Container and the Related Assets sold or transferred pursuant to Section 606(a) hereof. In effectuating such release, the Indenture
Trustee shall be provided with and entitled to rely on: (A) so long as no Early
Amortization Event is then continuing, a written direction of the Manager (with a copy to the Administrative Agent and each Series Enhancer, if any) identifying each Managed Container or other items to be released from the Lien of this
Indenture in accordance with the provisions of this Section 404 accompanied by an Asset Base Certificate, or (B) if an Early Amortization Event is then continuing, all of the following: (i) the items set forth in (A), (ii) a certificate from the Manager (with a copy to the Administrative Agent and each
Series Enhancer) stating that such release is in compliance with Sections 404 and 606(a) hereof and (iii) a written direction from the Administrative Agent and each Series Enhancer approving such release. The Administrative Agent shall provide such direction if the Administrative Agent has received the items referred to in (B) above and the officers of the Administrative Agent who regularly deal with the Manager in connection with the transactions contemplated hereby do not have actual knowledge that such certificates are inaccurate in any significant manner.

                                       24

            The Indenture Trustee will, promptly upon receipt of such
certificate from the Manager and at the Issuer's expense, execute and deliver to the Issuer, the Seller or the Manager, as appropriate, each Series Enhancer, each Hedge Counterparty and the Administrative Agent, a non-recourse certificate of release substantially in the form of Exhibit A hereto and such additional documents and instruments as that Person may reasonably request to evidence the termination and release from the Lien of this Indenture of such Managed
Container and the Related Assets.

            Section 405.    Administration of Collateral. (a) The Indenture
Trustee shall as promptly as practicable notify the Noteholders, each Series
Enhancer, each Hedge Counterparty and the Administrative Agent of any Manager
Default of which a Responsible Officer has actual knowledge. If a Manager
Default shall have occurred and then be continuing, the Indenture Trustee, at the written direction of the Requisite Global Majority, shall deliver to the
Manager (with a copy to the Administrative Agent, each Series Enhancer, each
Hedge Counterparty and each Rating Agency) a Manager Termination Notice terminating the Manager of its responsibilities in accordance with the terms of the Management Agreement. Pursuant to the Administration Agreement, the
Administrative Agent shall seek to appoint a replacement Manager acceptable to the Requisite Global Majority. If the Administrative Agent is unable to locate and qualify a replacement Manager acceptable to the Requisite Global Majority within sixty (60) days after the date of delivery of the Manager Termination
Notice, then the Indenture Trustee may (and shall, upon the direction of the
Requisite Global Majority) appoint, or petition a court of competent jurisdiction to appoint, a company acceptable to the Requisite Global Majority, having a net worth of not less than $5,000,000 and whose regular business includes equipment leasing or servicing, as the successor to the Manager of all or any part of the responsibilities, duties or liabilities of the Manager under the Management Agreement and the other Transaction Documents to which it is a party. The Manager shall continue to fulfill its duties and responsibilities as
Manager until such time as its replacement is appointed and has assumed such responsibilities. The replaced Manager shall not be entitled to receive any compensation for any period after the effective date of such replacement, but shall be entitled to receive compensation for services rendered through the effective date of such replacement except to the extent that it is unable to fulfill such duties pending the appointment of a replacement Manager. If the
Manager is unable to fulfill such duties pending the appointment of a replacement Manager, the Administrative Agent shall take such actions, which it is reasonably capable of performing and as the Requisite Global Majority shall direct to aid in the transition of the Manager; provided, however, that no provisions of this Indenture or the Administration Agreement shall require the
Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder or under the
Administration Agreement, or in the exercise of any of its rights, powers or duties, if the Administrative Agent shall have reasonable grounds for believing that timely repayment in full of such funds or adequate security or indemnity against such risk or liability is not reasonably assured after taking into account the reimbursement provisions set forth in Section 302 or Section 806, as applicable. All reimbursements to the Administrative Agent shall (unless the
Requisite Global Majority has otherwise agreed in writing to indemnify the
Administrative Agent) be payable on the immediately succeeding Payment Date pursuant to the provisions of Section 302 or Section 806, as applicable, hereof.
Each Noteholder, the Indenture Trustee, each Series Enhancer and each Hedge
Counterparty shall, by accepting the benefits of this Indenture, be deemed to have agreed that the duties of the Administrative Agent are not to be construed as those of a replacement Manager. In connection with the appointment of a replacement Manager, the Indenture Trustee or Administrative Agent may, with the written consent of the Requisite Global Majority, make such arrangements for the compensation of such replacement Manager out of Collections as the Indenture
Trustee, the Administrative Agent and such replacement Manager shall agree;
provided, however, that no such revised compensation shall be in excess of the
Management Fees permitted the Manager under the Management Agreement and the arrangement for reimbursement of expenses shall be no more favorable than that set forth in the Management Agreement unless the Requisite Global Majority shall approve such higher amounts; provided, further, that in no event shall any of the Indenture Trustee, any Series Enhancer, any Hedge

                                       25

Counterparty or the Administrative Agent be liable to any replacement Manager for the Management Fees or any additional amounts (including expenses and indemnifications) payable to such replacement Manager, either pursuant to the
Management Agreement or otherwise. The Indenture Trustee and such successor shall take such action, consistent with the Management Agreement, as shall be necessary to effectuate any such succession including exercising the power of attorney granted by the Manager pursuant to Section 9.4 of the Management
Agreement.

            (b)     So long as a Manager Default has occurred and a Manager
Termination Notice has been delivered in accordance with the terms of the
Management Agreement, the Indenture Trustee may and shall, if directed in writing by the Requisite Global Majority, after first notifying the Issuer of its intention to do so, notify Account Debtors of the Issuer (and the Issuer hereby agrees to provide the Indenture Trustee all commercially reasonable information to identify and locate such Account Debtors), parties to the
Contracts of the Issuer, obligors in respect of Instruments of the Issuer and obligors in respect of Chattel Paper of the Issuer that the Accounts and the right, title and interest of the Issuer in and under such Contracts,
Instruments, and Chattel Paper (to the extent related to the Managed Containers)
have been pledged to Indenture Trustee and that payments shall be made directly to the Indenture Trustee or the Trust Account; provided that a replacement
Manager appointed pursuant to this Section 405 shall unless otherwise directed by the Requisite Global Majority exercise all of the foregoing rights, and that pending appointment of such replacement Manager, the then current Manager shall, unless otherwise directed by the Requisite Global Majority, be permitted to exercise such rights until the replacement Manager assumes the responsibility of the Manager. Upon the request of the Requisite Global Majority, the Issuer shall, or shall direct Manager to, so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. So long as a Manager Default has occurred and a Manager
Termination Notice has been delivered in accordance with the terms of the
Management Agreement, the Indenture Trustee shall at the written direction of the Requisite Global Majority communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

            (c)     Upon a Responsible Officer's obtaining actual knowledge or the actual receipt of written notice by the Indenture Trustee that any repurchase obligations of the Seller under Section 3.03 of the Contribution and
Sale Agreement have arisen, the Indenture Trustee shall notify each Series
Enhancer, each Rating Agency, each Hedge Counterparty and the Administrative
Agent of such event and shall enforce such repurchase obligations at the written direction of the Requisite Global Majority.

            Section 406.    Quiet Enjoyment. The security interest hereby
granted to the Indenture Trustee by the Issuer is subject to the right of any lessee to the quiet enjoyment of the related Managed Container so long as such lessee is not in default under the Lease therefor.

                                    ARTICLE V

        RIGHTS OF NOTEHOLDERS; ALLOCATION AND APPLICATION OF COLLECTIONS;
                            REQUISITE GLOBAL MAJORITY

            Section 501.    Rights of Noteholders. The Noteholders of each
Series shall have the right to receive, to the extent necessary to make the required payments with respect to the Notes of such Series at the times and in the amounts specified in the related Supplement, (i) the portion of Collections allocable to Noteholders of such Series pursuant to this Indenture and the related Supplement, (ii) funds on deposit in the Trust Account (subject to the priorities set forth in Sections 302 and 806 hereof) and the Restricted Cash
Account and (iii) funds on deposit in any Series Account for such Series, or payable with respect to any Series Enhancement for such Series. Each Noteholder, by acceptance of its Notes, (a)

                                       26

acknowledges and agrees that (except as expressly provided herein and in a
Supplement entered into in accordance with Section 1006(b) hereof) the
Noteholders of a Series or Class shall not have any interest in any Series
Account or Series Enhancement for the benefit of any other Series or Class and
(b) ratifies and confirms the terms of this Indenture and the Transaction
Documents executed in connection with such Series.

            Section 502.    Collections and Allocations. With respect to each
Collection Period, Collections on deposit in the Trust Account will be allocated to each Series then Outstanding in accordance with Article III of this Indenture and the Supplements.

            Section 503.    Determination of Requisite Global Majority. A
Requisite Global Majority shall exist with respect to any action proposed to be taken pursuant to the terms of this Indenture or any Supplement if (a) the
Control Party or Control Parties representing more than fifty percent (50%) of the sum of the Existing Commitments of all Series of Outstanding Notes shall approve or direct such proposed action (in making such a determination, each
Control Party shall be deemed to have voted the entire Existing Commitment of the related Series in favor of, or in opposition to, such proposed action, as the case may be) and (b) unless Control Parties representing more than sixty-six and two-thirds percent (66 2/3%) of the sum of the Existing Commitments of all
Series shall have approved or directed such proposed action (in making such a determination, each Control Party shall be deemed to have voted the entire
Existing Commitment of the related Series in favor of, or in opposition to, such proposed action, as the case may be), each Series Enhancer which is then a
Control Party for any Series of Outstanding Notes shall have also approved or directed such proposed action. The Indenture Trustee shall be responsible for identifying the Requisite Global Majority in accordance with the terms of this
Section 503 based on information provided by the Note Registrar.

                                   ARTICLE VI

                                    COVENANTS

            For so long as any Outstanding Obligations have not been paid or performed, the Issuer shall observe each of the following covenants:

            Section 601.    Payment of Principal and Interest; Payment of Taxes.
(a) The Issuer will duly and punctually pay the principal of, and interest, on the Notes in accordance with the terms of the Notes, this Indenture and the related Supplement.

            (b)     The Issuer will take all actions as are necessary to insure that all taxes, assessments and governmental levies that are payable by the
Issuer are paid when due except (i) such as are contested in good faith and by appropriate proceedings and (ii) if the failure to make such payment is not adverse in any material respect to the Noteholders and does not give rise to any
Liens other than Permitted Encumbrances.

            Section 602.    Maintenance of Office. As of the Initial Closing
Date, the Issuer's only "place of business" within the meaning of Section 9-307 of the UCC is located at its address set forth in Section 1307. The Issuer shall not establish a new place of business or location for its chief executive office or change its jurisdiction of formation unless (i) the Issuer shall provide each of the Indenture Trustee, each Rating Agency, the Administrative Agent, each
Hedge Counterparty and each Series Enhancer not less than thirty (30) days'
prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the
Indenture Trustee, the Administrative Agent, each Hedge Counterparty or each
Series Enhancer may reasonably request, (ii)

                                       27

not less than fifteen (15) days prior to the effective date of such relocation, the Issuer shall have taken, at its own cost, all action necessary so that such change of location does not impair the security interest of the Indenture
Trustee in the Collateral, or the perfection of the sale or contribution of the
Containers to the Issuer, and shall have delivered to the Indenture Trustee, the
Administrative Agent, each Hedge Counterparty and each Series Enhancer copies of all filings required in connection therewith and (iii) the Issuer has delivered to the Indenture Trustee, the Administrative Agent, each Series Enhancer, each
Eligible Hedge Counterparty and each Rating Agency, one or more Opinions of
Counsel satisfactory to the Requisite Global Majority, stating that, after giving effect to such change of location: (A) the Seller and the Issuer will not, pursuant to applicable Insolvency Law, be substantively consolidated in the event of any Insolvency Proceeding by, or against, the Seller, (B) under applicable Insolvency Law, the transfers of Transferred Assets made in accordance with the terms of the Transaction Documents will be treated as a
"true sale" in the event of any Insolvency Proceeding by, or against, the Seller and (C) either (1) in the opinion of such counsel, all registration of charges, financing statements, or other documents of similar import, and amendments thereto have been executed (if applicable) and filed that are necessary to perfect the interest of the Issuer and the Indenture Trustee in the Transferred
Assets, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to perfect such interest; provided that the opinions required in this Section 602(iii)(A) and (B) shall not be required unless the Issuer establishes a new place of business outside of the United States or a location for its chief executive office outside of the United States or changes its jurisdiction of formation to a location outside of the United States.

            Section 603.    Corporate Existence. The Issuer will keep in full
effect its existence, rights and franchises as a limited liability company organized under the laws of the State of Delaware, and will obtain and preserve its qualification in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of this Indenture, any Supplements and the Notes except where the failure to obtain or preserve such qualification is not reasonably expected to result in a Material Adverse Change.

            Section 604.    Protection of Collateral. The Issuer will from time
to time execute (if applicable) and file all financing statements, all amendments thereto and continuation statements, instruments of further assurance and other instruments, and will, upon the reasonable request of the Manager, the
Indenture Trustee, the Administrative Agent, any Hedge Counterparty or any
Series Enhancer, take such other action necessary or advisable to:

            (a)     maintain or preserve the Lien of this Indenture (and the
priority thereof) including executing and filing such documents as may be required under any international convention for the perfection of interests in
Managed Containers that may be adopted subsequent to the date of this Indenture;

            (b)     perfect, publish notice of, and protect the validity of the security interest in the Collateral created pursuant to this Indenture;

            (c)     enforce any of the items of the Collateral;

            (d)     preserve and defend its right, title and interest to the
Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all Persons (other than the Noteholders or any Person claiming through the Noteholders); and

            (e)     pay any and all taxes levied or assessed upon all or any
part of the Collateral, except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Noteholders.

                                       28

In furtherance of clauses (b) and (c) above, the Issuer hereby agrees that if at any time subsequent to a Closing Date there is a change in Applicable Law (or a change in the interpretation of Applicable Law as in effect on such Closing
Date) which, in the reasonable judgment of the Requisite Global Majority, may affect the perfection of the Indenture Trustee's security interest in the
Collateral, then the Issuer shall, within thirty (30) days after request from the Requisite Global Majority, furnish to the Indenture Trustee, the
Administrative Agent, each Rating Agency and each Series Enhancer, an Opinion of
Counsel either (i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, recording and refiling of this
Indenture, any Supplements hereto and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to maintain the Lien created by this Indenture and reciting the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this
Indenture, any Supplements hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that, in the opinion of such counsel, are required to maintain the lien and security interest of this Indenture.

            Section 605.    Performance of Obligations.

            (a)     Except as otherwise permitted by this Indenture, the
Management Agreement or the Contribution and Sale Agreement, the Issuer will not take, or fail to take, any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any agreement or instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such agreement or instrument; provided that, nothing in this Indenture shall prohibit the Issuer, or the Manager on the
Issuer's behalf, from renegotiating, amending or consenting to waivers to Leases in accordance with the terms of the Management Agreement.

            (b)     Nothing in this Indenture or any Supplement shall be
construed as requiring the consent of the Indenture Trustee, any Series Enhancer or any Noteholder for the exercise by any Hedge Counterparty of its rights to
(i) terminate the related Hedge Agreement in accordance with its terms in the event of any event of default or termination event (however defined) under such
Hedge Agreement, (ii) undertake any permitted transfer under any Hedge
Agreement, or (iii) reduce the notional amount in accordance with the terms of any Hedge Agreement in the event of a notional reduction event (however defined).

            Section 606.    Negative Covenants. The Issuer will not, without the
prior written consent of the Requisite Global Majority:

            (a)     at any time sell, transfer, exchange or otherwise dispose of any of the Collateral, except as follows:

                    (i)     in connection with a sale, conveyance or transfer
            pursuant to the provisions of Section 612 or Section 816 hereof; or

                    (ii)    in connection with a substitution or repurchase of
            Managed Containers as permitted or required in accordance with the terms of the Contribution and Sale Agreement; or

                    (iii)   sales of Managed Containers (including any such
            sales resulting from the sell/repair decision of the Manager) to unaffiliated third parties, and to the extent that such sales are on terms and conditions that would be obtained in an ordinary course, arms-length transaction, to Affiliates regardless of the sales proceeds realized from such

                                       29

            sales so long as an Asset Base Deficiency is not then continuing or would result from such sale of Managed Containers after giving effect to the application of the proceeds of such sales; provided, however, that if an Early Amortization Event has occurred and is continuing or would result from any such sale (after giving effect to the application of the proceeds thereof), no such sale may be made to an Affiliates under this clause (iii) unless the net proceeds from such sale are greater than or equal to the Adjusted
            Net Book Value of the Containers being sold; or

                    (iv)    if an Asset Base Deficiency is then continuing or
            would result from such sale of Managed Containers after giving effect to the application of the proceeds of such sales, sales of
            Managed Containers (including any such sales resulting from the sell/repair decision of the Manager) regardless of the sales proceeds realized from such sales so long as (A) any sales to
            Affiliates made pursuant to this clause (iv) are made on terms and conditions that would be obtained in an ordinary course, arms-length transaction and the net proceeds from any such sale are greater than or equal to the Adjusted Net Book Value of the Managed Containers
            being sold and (B) the aggregate sum of the Net Book Values of all
            Managed Containers that were sold pursuant to this clause (iv)
            during the applicable Collection Period and the three (3)
            immediately preceding Collection Periods for proceeds which are less than the Adjusted Net Book Value of the Managed Containers so sold does not exceed an amount equal to the product of (x) five percent
            (5%) times (y) an amount equal to a quotient (A) the numerator of which is equal to the sum of the aggregate Net Book Value of all
            Managed Containers as of the last day of each of the four (4)
            immediately preceding Collection Periods and (B) the denominator of which is equal to four (4); or

                    (v)     any other sales of Managed Containers not covered by
            the preceding clauses provided that each such sale shall be specifically approved by (A) the Requisite Global Majority and (B)
            the managers of the Issuer in accordance with the provisions of the
            Issuer's limited liability company agreement; or

                    (vi)    in connection with a Casualty Loss.

            Notwithstanding the foregoing limitation of this Section 606(a), sales of Managed Containers shall be permitted at such other times and in such other amounts as the Indenture Trustee (acting at the direction of the Requisite
Global Majority) shall permit.

            Notwithstanding anything to the contrary, during the continuation of an Early Amortization Event, the Issuer shall not sell all, or substantially all, of the Managed Containers without the consent of the Requisite Global
Majority and each Series Enhancer (if such Series Enhancer is then the Control
Party for a Series of Outstanding Notes or shall have made an unreimbursed payment on its Policy) if an Asset Base Deficiency shall have occurred and be continuing or would result from such proposed sale after giving effect to the application of the proceeds of such sales.

            (b)     claim any credit on, make any deduction from the principal, premium, if any, or interest payable in respect of the Notes (other than amounts properly withheld from such payments under any Applicable Law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any of the Collateral; or

            (c)     release any item from the Collateral, except as permitted
pursuant to the terms of a Transaction Document.

            Section 607.    Non-Consolidation of the Issuer.

                                       30

            (a)     The Issuer shall be operated in such a manner that it shall not be substantively consolidated with the estate of any other Person in the event of the bankruptcy or insolvency of the Issuer or such other Person.
Without limiting the foregoing, the Issuer shall (1) conduct its business in its own name, (2) maintain its books and records separate from those of any other
Person, (3) not commingle its funds with any other Person (except for any commingling of Collections which may occur prior to the identification and segregation of such amounts in accordance with the terms of the Management
Agreement) and maintain its bank accounts separate from those of any other
Person, (4) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, (5) pay its own liabilities and expenses only out of its own funds, (6) enter into a transaction with an Affiliate only if such transaction is commercially reasonable and on the same terms as would be available in an arm's length transaction with a Person that is not an Affiliate, (7) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, (8) hold itself out as a separate entity and maintain adequate capital in light of its contemplated business operations and (9) observe all other organizational formalities.

            (b)     Notwithstanding any provision of law which otherwise
empowers the Issuer, the Issuer shall not (1) hold itself out as being liable for the debts of any other Person, (2) act other than in its limited liability company name and through its duly authorized officers, managers or agents, (3)
engage in any joint activity or transaction of any kind with or for the benefit of any Affiliate including any of the transactions described in Section 611 hereof, except (i) payment of lawful distributions to its members and (ii) the execution, delivery and performance of the Management Agreement and any Note
Purchase Agreement, (4) enter into any transaction described in Section 610
(except pursuant to this Indenture) other than trade payables and expense accruals incurred in the ordinary course of its business or (5) take any other action that would be inconsistent with maintaining the separate legal identity of the Issuer or engage in any other activity not contemplated by this Indenture or other Transaction Documents.

            Section 608.    No Bankruptcy Petition. The Issuer shall not (1)
commence any Insolvency Proceeding seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing.

            Section 609.    Liens. The Issuer shall not (i) permit any Lien
(except any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the Proceeds thereof; or (ii) permit the Lien of this Indenture not to constitute a valid first priority perfected security interest in the Collateral to the extent that such Lien can be perfected pursuant to Applicable Law.

            Section 610.    Other Debt. The Issuer shall not contract for,
create, incur, assume or suffer to exist any Indebtedness of the Issuer other than (i) the Notes issued pursuant to this Indenture or any Supplement, (ii) any
Management Fee, Manager Advances and all other amounts payable pursuant to the provisions of the Management Agreement, (iii) any obligation (including a deferred purchase price note and any normal warranty) arising in connection with a purchase or sale of Containers permitted by the Transaction Documents (as in effect as of the date hereof and as amended, restated or otherwise modified after the date hereof in accordance with the terms thereof), but only to the extent of the time limit contemplated by Section 3.01(ii) of the Contribution and Sale Agreement, (iv) the Subordinated Note, (v) any Indebtedness (including any Hedge Agreement) that is permitted or required pursuant to the terms of any
Transaction Document, and (vi) trade payables and expense accruals incurred in the ordinary course and which are incidental to the purposes permitted pursuant to the Issuer's organizational documents.

                                       31

            Section 611.    Guarantees, Loans, Advances and Other Liabilities.
Except for investments in Eligible Investments, the Issuer will not make any loan, advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse (except for the endorsement of checks for collection or deposit) or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person. However, the preceding sentence shall not limit the terms of any Note Purchase Agreement,
Insurance Agreement or other Series Enhancement arrangement or prevent the execution, delivery and performance of any Note Purchase Agreement, Insurance
Agreement or other Series Enhancement arrangement by the Issuer.

            Section 612.    Consolidation, Merger and Sale of Assets. (a) The
Issuer shall not consolidate with or merge with, or into, any other Person or sell, convey, transfer or lease any of its assets, whether in a single transaction or a series of transactions, to any Person except for (i) any such sale, conveyance or transfer contemplated in this Indenture or any Supplement or the Management Agreement and (ii) the leasing or sale of the Managed Containers in accordance with the terms of the Management Agreement.

            (b)     The obligations of the Issuer hereunder shall not be
assignable nor shall any Person succeed to the obligations of the Issuer hereunder except in each case in accordance with the provisions of this
Indenture.

            Section 613.    Other Agreements; Amendment of Transaction
Documents. (a) The Issuer will not after the date of the issuance of any Notes enter into, or become a party to, any agreements or instruments other than the
Transaction Documents and any other agreement(s) contemplated by the terms of the Transaction Documents, including, without limitation, (i) any agreement(s)
for disposition of the Transferred Assets permitted by Sections 606, 804 or 816 hereof and (ii) any agreement(s) for the sale, repurchase, lease or re-lease of a Managed Container made in accordance with the provisions of the Contribution and Sale Agreement and the Management Agreement.

            (b)     The Issuer will not amend, modify or waive any provision of any Transaction Document, or give any approval or consent or permission provided for therein, except in accordance with the express terms of such Transaction
Document.

            Section 614.    Charter Documents. The Issuer will not amend or
modify (a) its certificate of formation or (b) Section 4.1, 8.3, 8.4, 16.1, 16.2 or 16.3 of its limited liability company agreement without (i) the prior written consent of the Requisite Global Majority, and (ii) satisfaction of the Rating
Agency Condition. Except as otherwise provided in clause (b) above, the Issuer shall deliver written notice to each Rating Agency of any amendment or modification to its limited liability company agreement.

            Section 615.    Capital Expenditures. The Issuer will not make any
expenditure (by long term or operating lease or otherwise) for capital assets
(both realty and personalty), except for (a) acquisition of additional Managed
Containers from the Seller in accordance with the terms of the Contribution and
Sale Agreement or (b) capital improvements to the Managed Containers made in the ordinary course of its business and in accordance with the terms of the
Management Agreement.

            Section 616.    Permitted Activities; Compliance with Organizational
Documents. The Issuer will not engage in any activity or enter into any transaction except for those activities that are specified in its organizational documents or that are contemplated by a Transaction Document. The Issuer will observe all organizational and managerial procedures required by its organizational documents and

                                       32

applicable law. The Issuer shall (i) keep complete minutes of the meetings of the managers and/or members of the Issuer and (ii) continuously maintain the resolutions, agreements and other instruments underlying the transaction contemplated by the Transaction Documents.

            Section 617.    Investment Company Act. The Issuer will conduct its
operations in a manner which will not subject it to registration as an
"investment company" under the Investment Company Act of 1940, as amended.

            Section 618.    Payments of Collateral. If the Issuer shall receive
from any Person any payments with respect to the Collateral (to the extent such
Collateral has not been released from the Lien of this Indenture), the Issuer shall receive such payment in trust for the Indenture Trustee, as secured party hereunder, and subject to the Indenture Trustee's security interest and shall deposit such payment in the Trust Account as required under this Indenture.

            Section 619.    Notices. The Issuer shall notify the Indenture
Trustee and each Series Enhancer in writing of any of the following promptly, but in any event within seven (7) Business Days upon an Authorized Officer learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

            (a)     Default. The occurrence of an Event of Default;

            (b)     Litigation. The institution of any litigation, arbitration proceeding or Proceeding before any Governmental Authority which reasonably will be expected to result in a Material Adverse Change;

            (c)     Material Adverse Change. The occurrence of a Material
Adverse Change; or

            (d)     Other Events. The occurrence of an Early Amortization Event or such other events that would, with the giving of notice or the passage of time or both, constitute an Event of Default or an Early Amortization Event.

            Section 620.    Books and Records. The Issuer shall maintain
complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. In connection with each transfer of Transferred
Assets to the Issuer, the Issuer shall report, or cause to be reported, on its financial records the transfer of the Transferred Assets as a purchase or capital contribution (if applicable) under GAAP. The Issuer will ensure that any consolidated financial statements of TAL and TAL International Group note that
Issuer is a bankruptcy remote special purpose subsidiary established to obtain securitized financing.

            Section 621.    Subsidiaries. The Issuer shall not create any
Subsidiaries.

            Section 622.    Investments. The Issuer shall not make or permit to
exist any Investment in any Person except for Investments in Eligible
Investments made in accordance with the terms of this Indenture.

            Section 623.    Use of Proceeds. (a) The Issuer shall use the
proceeds of the Notes only for (i) the purchase of Containers and Related Assets and (ii) other general company purposes including the distribution of dividends, repayment of debt and paying costs relating to the issuance of the Notes and any other purposes contemplated by Section 302.

            (b)     The Issuer shall not permit any proceeds of the Notes to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any

                                       33

margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and shall furnish to each Noteholder, upon its request, a statement in conformity with the requirements of Regulation U.

            Section 624.    Asset Base Certificate. The Issuer shall prepare and
deliver to the Indenture Trustee on or before each Determination Date, an Asset
Base Certificate as of the end of the immediately preceding fiscal month of the
Issuer.

            Section 625.    Financial Statements. The Issuer shall deliver to
the Indenture Trustee the following financial statements prepared in accordance with GAAP (subject to the limitations set forth below): (a) the quarterly financial statements of the Issuer within sixty (60) days after the end of each fiscal quarter ending on or after December 31, 2005; (b) annual unaudited financial statements of the Issuer within one hundred and twenty (120) days after the end of each fiscal year ending on or after December 31, 2005; (c)
annual audited consolidated and unaudited consolidating financial statements of
TAL International Group and its consolidated subsidiaries together with the report of its Independent Accountants, within (x) in the event that TAL
International Group shall not then have at least one class of securities registered under the Exchange Act, one hundred fifty (150) days after the end of each fiscal year ending on or after December 31, 2005, or (y) in the event that
TAL International Group shall then have at least one class of securities registered under the Exchange Act, the earlier of (A) one hundred fifty (150)
days after the end of each fiscal year ending on or after December 31, 2005, or
(B) ten (10) days following TAL International Group's filing of such annual audited consolidated financial statements with the Securities and Exchange
Commission; (d) beginning with the fiscal year ending December 31, 2006, within one hundred fifty (150) days after the end of each fiscal year of TAL
International Group, a report addressed to the manager of the Issuer, to the effect that such firm of accountants has audited the books and records of TAL
International Group, and issued its report in connection with the audit report on the consolidated financial statements of TAL International Group and specifying the results of the application of such agreed upon procedures, as the
Administrative Agent shall reasonably agree from time to time, relating to the objectives specified on Exhibit D to the Management Agreement; and (e) within sixty (60) days after the close of the first three fiscal quarters in each fiscal year of TAL International Group, the consolidated balance sheet of TAL
International Group and its consolidated subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income for such fiscal quarter and the related consolidated statements of shareholder's equity and cash flows for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter. All such financial statements shall be prepared in accordance with GAAP, subject to, in the case of unaudited financial statements, the absence of footnotes, and in the case of the quarterly financial statements, the absence of year-end adjustments. In addition to the foregoing, within one hundred fifty (150) days after the end of each fiscal year, the Issuer shall deliver to the Indenture Trustee, each Rating Agency and each Series Enhancer an
Officer's Certificate certifying that, as of the date of such certificate, there have been no changes in the name or jurisdiction of formation of the Issuer.
Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Indenture
Trustee is entitled to rely exclusively on Officer's Certificates).

            Section 626.    UNIDROIT Convention. The Issuer shall comply with
the terms and provisions of the UNIDROIT Convention or any other internationally recognized system for recording interests in or liens against shipping containers at the time that such convention is adopted.

            Section 627.    Other Information. For so long as any of the Notes
are "restricted securities" within the meaning of Rule 144(a)(3) under the
Securities Act and the Issuer is not subject to Section 13 or 15(d) of the
Exchange Act, the Issuer will, provide or cause to be provided to any

                                       34

Noteholder and any prospective purchaser thereof designated by such a
Noteholder, upon the request of such Noteholder or prospective purchaser, the information required to be provided to such Noteholder or prospective purchaser by Rule 144A(d)(4) under the Securities Act.

            Section 628.    Hedging Requirement. On the Restatement Effective
Date and thereafter within thirty (30) days after the end of each calendar quarter, the Issuer will enter into, and maintain for so long as any Notes or other obligations under the Transaction Documents remain unpaid, one or more
Interest Rate Hedge Agreements with an aggregate notional balance equal to or exceeding the sum of (i) seventy percent (70%) of the aggregate Net Book Values of those Eligible Containers that are, as of the end of such calendar quarter
(or, prior to thirty (30) days after the end of the first calendar quarter following the Restatement Effective Date, as of the Restatement Effective Date),
subject to an unexpired Lease that requires the lessee to maintain specific containers on-hire for the duration of such Lease and (ii) without duplication of the Leases referred to in clause (i), one hundred percent (100%) of the aggregate Net Book Values of those Eligible Containers that are, as of the end of such calendar quarter (or, prior to thirty (30) days after the end of the first calendar quarter following the Restatement Effective Date, as of the
Restatement Effective Date), subject to a Finance Lease, all of which Interest
Rate Hedge Agreements shall have a projected amortization schedule in accordance with Exhibit F hereto.

            (a)     If the Issuer, or the Manager, on behalf of the Issuer,
fails to comply with the Hedging Requirement, the Requisite Global Majority shall have the right, in its sole discretion and at the expense of the Issuer if necessary (as determined in the sole discretion of the Requisite Global
Majority), to direct the Indenture Trustee, to enter into or maintain one or more Interest Rate Hedge Agreements selected by the Requisite Global Majority
(in its sole discretion) on behalf of the Issuer such that, after giving effect to such action, the Issuer will be in compliance with the Hedging Requirement.
In the event the Requisite Global Majority determines to direct the Indenture
Trustee to enter into or maintain an Interest Rate Hedge Agreement on the
Issuer's behalf, the Requisite Global Majority shall promptly send a copy of any such agreement to the Issuer and may provide the Indenture Trustee and Manager on behalf of the Issuer with a written direction to deposit in the Trust Account certain amounts to reimburse the Requisite Global Majority or a third party for the costs of such Interest Rate Hedge Agreement.

            (b)     If at any time while the Notes are Outstanding an Interest
Rate Hedge Counterparty ceases to be an Eligible Interest Rate Hedge
Counterparty, the Issuer shall within sixty (60) days after it obtains knowledge of such event, either (i) replace the non-conforming Interest Rate Hedge
Counterparty with an Eligible Interest Rate Hedge Counterparty or (ii) require the non-conforming Interest Rate Hedge Counterparty to deliver a letter of credit or provide alternative credit support in order to support its obligations under the Interest Rate Hedge Agreement, as Issuer and such non-conforming
Interest Rate Hedge Counterparty may agree, subject to the consent of the
Requisite Global Majority and the prior written confirmation that the Rating
Agency Condition has been satisfied.

            (c)     All payments received from all such Interest Rate Hedge
Agreements shall be deposited directly into the Trust Account.

            Section 629.    Ownership of Issuer. At all times after the Initial
Closing Date, all of the issued and outstanding membership interests in the
Issuer shall be owned by TAL or any of its Subsidiaries.

            Section 630.    Intentionally Omitted.

            Section 631.    Tax Election of the Issuer. The Issuer will not
elect or agree to elect to be treated as an association taxable as a corporation for United States federal income tax or any State income or franchise tax purposes.

                                       35

            Section 632.    Rating Agency Notices. Subject to the application of
applicable law, the Issuer shall promptly deliver a copy of any written notice concerning the Issuer's credit rating received by it from any Rating Agency to the Indenture Trustee and each Series Enhancer.

            Section 633.    Compliance with Law. The Issuer shall comply with
any applicable statute, license, rule or regulation by which it or any of its properties may be bound if the failure to comply would reasonably be expected to result in a Material Adverse Effect.

                                   ARTICLE VII

                       DISCHARGE OF INDENTURE; PREPAYMENTS

            Section 701.    Full Discharge. Upon payment in full of all
Outstanding Obligations, the Indenture Trustee shall execute and deliver to the
Issuer such deeds or other instruments as shall be requisite to evidence the satisfaction and discharge of this Indenture and the security hereby created with respect to each Series, and to release the Issuer from its covenants contained in this Indenture and the related Supplement with respect to each such
Series. In connection with the satisfaction and discharge of this Indenture, the
Indenture Trustee shall be provided with, and shall be entitled to conclusively rely upon, an Opinion of Counsel stating that all conditions precedent specified in the Indenture to such satisfaction and discharge have been satisfied.

            Section 702.    Prepayment of Notes.

            (a)     Mandatory Prepayments. Unless otherwise specified in a
Supplement, the Issuer shall be required to prepay the then unpaid principal balance of all, or a portion of, one or more Series of Notes then Outstanding if, on any Payment Date, an Asset Base Deficiency exists, and has not otherwise been cured by such date through the acquisition of additional Eligible
Containers or otherwise. Such Prepayment (a "Supplemental Principal Payment")
shall be in the amount of such Asset Base Deficiency and shall be paid in accordance with the priority of payments set forth in Section 302 hereof. The calculations referred to herein shall be evidenced by the Asset Base Certificate received by the Indenture Trustee on any Determination Date. On each Payment
Date, any Supplemental Principal Payment Amount then due and owing, shall be applied first to each Series of Warehouse Notes then Outstanding on a pro rata basis, in proportion to the then unpaid principal balance of such Warehouse
Notes, until the principal balances of all Warehouse Notes have been paid in full, and then to all Series of Term Notes then Outstanding on a pro rata basis, in proportion to the then unpaid principal balance of each such Series of Term
Notes. Notwithstanding the foregoing, if sufficient funds are not available to allow the Issuer to prepay the principal balance of the Warehouse Notes in an amount equal to the Asset Base Deficiency on such Payment Date, then the amount of any Supplemental Principal Payment Amount to be actually paid on such Payment
Date shall be allocated among all Series of Notes then Outstanding (including the Term Notes) on a pro rata basis, in proportion to the then unpaid principal balance of such Notes.

            (b)     Voluntary Prepayments. So long as no Early Amortization
Event is then continuing, the Issuer may, from time to time, make an optional
Prepayment of principal of the Notes of a Series at the times, in the amounts and subject to the conditions and limitations set forth in the Supplement for the Series of Notes to be prepaid. If an Early Amortization Event is then continuing, all optional Prepayments made in accordance with the provisions of this Section 702(b) shall be applied in accordance with the applicable provisions of Section 302 hereof. The Issuer shall promptly confirm any telephonic notice of prepayment in writing. Any optional Prepayment of principal made by the Issuer pursuant to this Section 702(b) shall also include accrued interest to the date of the prepayment on the

                                       36

amount being prepaid. Any optional Prepayment made pursuant to the provisions of this Section 702(b) shall be accomplished by a deposit of funds directly into the Trust Account and, unless otherwise specified in the Supplement for any
Series of Notes then Outstanding, may be applied by the Issuer to reduce the unpaid principal balance of one or more Series of Notes then Outstanding, such
Series to be selected in the sole discretion of the Issuer. Notice of any voluntary prepayment of a Series of Term Notes to be made by the Issuer pursuant to the provisions of this Section 702(b) shall be given by the Issuer to the
Indenture Trustee and, if applicable, the Noteholders of the Series of Notes to be prepaid, not later than the third (3rd) Business Day (or such longer period of time as specified in the related Supplement for a Series), prior to the date of such prepayment and not earlier than the Payment Date immediately preceding the date of such Prepayment.

            (c)     Adjustment of Prospective Minimum Principal Payment Amounts
and Scheduled Principal Payment Amounts. In the event that the Issuer makes a
Prepayment of less than all of the aggregate unpaid principal balance of any
Series of Term Notes in accordance with the provisions of Section 702(a) or
Section 702(b), then the Issuer shall promptly (but in any event within five (5)
Business Days after the date on which such Prepayment is made) thereafter recalculate (subject to verification by each Series Enhancer) the Minimum
Principal Payment Amount and Scheduled Principal Payment Amount for each future
Payment Date such that, after giving effect to such adjustment, the Minimum
Principal Payment Amounts and Scheduled Principal Payment Amounts for all
subsequent Payment Dates for such Series of Term Notes shall be reduced by an amount equal to the quotient of (i) the aggregate amount of the Prepayment actually received by the Noteholders of such Series divided by (ii) the number of remaining Payment Dates to and including, (A) the Legal Final Maturity Date
(with respect to the Minimum Principal Payment Amount) or (B) the Expected Final
Maturity Date (with respect to the Scheduled Principal Payment Amount), for such
Series of Notes.

            Section 703.    Unclaimed Funds. In the event that any amount due to
any Noteholder remains unclaimed, the Issuer shall, at its expense, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Any such unclaimed amounts shall not be invested by the Indenture Trustee (notwithstanding the provisions of Section 303 hereof)
and no additional interest shall accrue on the related Note subsequent to the date on which such funds were first available for distribution to such
Noteholder. Any such unclaimed amounts shall be held by the Indenture Trustee in trust until the latest of (i) two (2) years after the date of the publication described in the second preceding sentence, (ii) the date all other Noteholders of such Series shall have received full payment of all principal, interest, premium, if any, and other sums payable to them on such Notes or the Indenture
Trustee shall hold (and shall have notified the Noteholders that it holds) in trust for that purpose an amount sufficient to make full payment thereof when due and (iii) the date the Issuer shall have fully performed and observed all its covenants and obligations contained in this Indenture and the related
Supplement with respect to such Series of Notes. Thereafter, any such unclaimed amounts shall be paid to the Issuer by the Indenture Trustee on written demand;
and thereupon each of the Indenture Trustee and the Issuer shall be released from all further liability with respect to such monies, and thereafter the
Noteholders in respect of which such monies were so paid to the Issuer shall have no rights in respect thereof; provided, that if such money or any portion thereof that would be paid to the Issuer had been previously deposited by the
Series Enhancer of such Series with the Indenture Trustee for the payment of principal or interest on the Notes of such Series, to the extent any amounts are owing to such Series Enhancer, such amounts shall be paid promptly to such
Series Enhancer.

                                       37

                                  ARTICLE VIII

                         DEFAULT PROVISIONS AND REMEDIES

            Section 801.    Event of Default. "Event of Default", wherever used
herein with respect to any Series of Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any
Governmental Authority):

            (1)     the occurrence of the events set forth in clause (A), clause
                    (B) or clause (C) at the times set forth therein;

                    (A)     default in (x) the payment on any Payment Date of
                    any interest payment then due and payable on any Series of
                    Notes and the continuation of such default for more than
                    three (3) Business Days, or (y) the payment on the Legal
                    Final Maturity Date of any Series of Notes of the then
                    unpaid principal balance of such Series of Notes;

                    (B)     default in the payment of (x) any Indenture
                    Trustee's Fees then due and payable or (y) a Premium or
                    other amounts due and owing to any Series Enhancer, and the continuation of such default contemplated by clause (x) or clause (y) of this clause (B) for more than five (5)
                    Business Days after the amounts in such clause (x) or clause
                    (y) shall have become due and payable in accordance with the terms of such Notes, this Indenture and the related
                    Supplement;

                    (C)     default in the payment of other amounts not dealt
                    with in clauses (A) or (B) above owing to the Noteholders of any Series and the continuation of such default for more
                    than thirty (30) days after the same shall have become due and payable in accordance with the terms of such Notes, this
                    Indenture and the related Supplement;

            (2)     default in the observation or performance of any covenant of the Issuer set forth in Sections 608, 612 or 621 hereof
                    which breach materially and adversely affects the interest of any Noteholder or Series Enhancer (if such Series
                    Enhancer is then the Control Party for a Series of
                    Outstanding Notes or shall have made an unreimbursed payment on its Policy);

            (3)     the occurrence of the events set forth in clause (A) or (B)
                    at the times set forth therein:

                    (A)     default in the observation or performance of any
                    covenant of the Issuer set forth in Sections 606, 607, 609,
                    610, 611, 613(a), 616 or 622 hereof which breach materially and adversely affects the interest of any Noteholder or
                    Series Enhancer (if such Series Enhancer is then the Control
                    Party for a Series of Outstanding Notes or shall have made an unreimbursed payment on its Policy), and, if curable,
                    continues unremedied for twenty (20) days after the date on which there has been given to the Issuer, by the Indenture
                    Trustee, any Series Enhancer or any Noteholder, a written
                    notice specifying such default or breach and requiring it to be remedied;

                                       38

                    (B)     default in any material respect in the observation
                    or performance of any covenant of the Issuer set forth in
                    Sections 619(a) or 619(d) and the continuation of such
                    default for three (3) Business Days;

            (4)     the occurrence of the events set forth in clause (A), (B) or
                    (C) at the times set forth herein:

                    (A)     default in the observation or performance of any
                    covenant of the Issuer set forth in Sections 602, 614, 615 or 623(b) hereof which breach materially and adversely
                    affects the interest of any Noteholder or Series Enhancer
                    (if such Series Enhancer is then the Control Party for a
                    Series of Outstanding Notes or shall have made an
                    unreimbursed payment on its Policy), and, if curable,
                    continues for thirty (30) days after the date on which there has been given to the Issuer, by the Indenture Trustee, any
                    Series Enhancer or any Noteholder, a written notice
                    specifying such default or breach and requiring it to be
                    remedied;

                    (B)     default in any material respect in the observation
                    or performance of any covenant of the Issuer set forth in
                    Sections 613(b), 624 or 632 and, if curable, which continues for thirty (30) days after the date on which there has been given to the Issuer, by the Indenture Trustee, any Series
                    Enhancer or any Noteholder, a written notice specifying such default or breach and requiring it to be remedied;

                    (C)     default in any material respect in the observation
                    or performance of any covenant of the Issuer to deliver
                    financial statements and reports set forth in the first
                    sentence of Section 625 and the continuation of such default for thirty (30) days after the date on which there has been given to the Issuer, by the Indenture Trustee, any Series
                    Enhancer or any Noteholder, a written notice specifying such default or breach and requiring it to be remedied; provided, however, that (x) if the reason for such default is
                    primarily attributable to changes in accounting principles or interpretations or the application of the same, (y) such changes are not related to the assets of the Issuer and (z)
                    no Manager Default then exists under Sections 9.1.9 through
                    9.1.12 of the Management Agreement, then such default shall not constitute an Event of Default under this clause (C)
                    unless such failure materially and adversely affects the
                    interests of any Noteholder or any Series Enhancer (if such
                    Series Enhancer is then the Control Party for a Series of
                    Outstanding Notes or shall have made an unreimbursed payment on its Policy);

            (5)     default in the performance, or breach, in any material
                    respect, of (a) any covenant of the Issuer in this Indenture or any other Transaction Document (other than a covenant or agreement a breach of which or default in the performance of which is specifically dealt with elsewhere in this Section
                    801) which materially and adversely affects the interest of any Noteholder or any Series Enhancer (if such Series
                    Enhancer is then the Control Party for a Series of
                    Outstanding Notes or shall have made an unreimbursed payment on its Policy) and which, if curable, continues for sixty
                    (60) days after the date on which there has been given to
                    the Issuer, by the Indenture Trustee, or to the Issuer or
                    the Seller and the Indenture Trustee by any Series Enhancer
                    or any Noteholders, a written notice specifying such default or breach and requiring it to be remedied, provided,
                    however, that if the Issuer is diligently attempting to
                    effect such cure at the end of such sixty (60) day period, the Issuer shall be entitled to an additional sixty (60) day period in which to complete such cure; or (b) any
                    representation or warranty of the Issuer

                                       39

                    made in any of the Transaction Documents or in any
                    certificate or other writing delivered pursuant hereto or
                    thereto or in connection herewith with respect to or
                    affecting any Outstanding Notes shall prove to be inaccurate in any respect which materially and adversely affects the
                    interests of any Noteholder or any Series Enhancer (if such
                    Series Enhancer is then the Control Party for a Series of
                    Outstanding Notes or shall have made an unreimbursed payment on its Policy) as of the time when the same shall have been made, and such inaccuracy, if curable, continues for sixty
                    (60) days after the date on which there has been given to
                    the Issuer by the Indenture Trustee, or to the Issuer and
                    the Indenture Trustee by any Series Enhancer or any
                    Noteholders, a written notice specifying such inaccuracy and requiring it to be remedied, provided, however, that if such inaccuracy is capable of cure and the Issuer is diligently attempting to effect such cure at the end of such sixty (60)
                    day period, the Issuer shall be entitled to an additional
                    sixty (60) day period in which to complete such cure;

            (6)     an involuntary case is commenced under the Bankruptcy Code against the Issuer and the petition is not controverted
                    within 10 days, or is not dismissed within 60 days, after
                    commencement of the case, or a decree or order for relief by a court having jurisdiction in respect of the Issuer is
                    entered appointing a receiver, liquidator, assignee,
                    custodian, trustee, or sequestrator (or other similar
                    official) for the Issuer or for any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order
                    unstayed and in effect for a period of sixty (60)
                    consecutive days;

            (7)     the commencement by the Issuer of a voluntary case under any applicable Insolvency Law, or other similar law now or
                    hereafter in effect, or the consent by the Issuer to the
                    appointment of or taking possession by a receiver,
                    liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer, or any substantial
                    part of its properties, or the making by the Issuer of any general assignment for the benefit of creditors, or the
                    failure by the Issuer generally to pay its debts as they
                    become due, or the taking of corporate action by the Issuer in furtherance of any such action;

            (8)     as of any date of determination, the Aggregate Note
                    Principal Balance shall exceed the sum of (A) the product of
                    (i) one hundred percent (100%) and (ii) the Aggregate Net
                    Book Value, plus (B) the product of (i) one hundred percent
                    (100%) and (ii) the then current balance on deposit in the
                    Restricted Cash Account, plus (C) the product of (i) one
                    hundred percent (100%) and (ii) the then current balance on deposit in the Temporary Loss Account, plus (D) one hundred percent (100%) of up to the Receivables Threshold of the
                    unpaid balance of any receivables resulting from the sale or other disposition of one or more Eligible Containers that
                    were either owned by the Issuer or subject to a Finance
                    Lease for which the Issuer is the lessor, so long as such
                    receivables are not then outstanding for more than sixty
                    (60) days (measured from the issue date of such
                    receivables);

            (9)     the occurrence of a contribution failure with respect to a
                    Plan maintained by Issuer or an ERISA Affiliate of the
                    Issuer, which contribution failure is sufficient to give
                    rise to a lien under Section 302(f) of ERISA; or

                                       40

            (10)    the Indenture Trustee shall fail to have a first priority
                    perfected security interest under the laws of the United
                    States in any material portion of the Collateral (other than as a result of a Permitted Encumbrance) and such condition continues for fifteen (15) days without being cured or
                    waived by each Control Party unless such failure to have a first priority perfected security interest is due to any act or omission of the Indenture Trustee or the Noteholders;

            (11)    the Issuer is required to register as an investment company under the Investment Company Act of 1940, as amended;

            (12)    the rendering against the Issuer of a final, non-appealable judgment, decree or order for the payment of money in excess of One Million Dollars ($1,000,000), (to the extent not paid when due or covered by a reputable and solvent insurance
                    company, with any portion of such judgment, decree or order not so paid or not so covered, as applicable, to be included in the determination of the dollar amount specified in this clause (12)) which judgment, decree or order results in a
                    claim that would entitle the claimholder to petition for the involuntary bankruptcy of the Issuer under the Bankruptcy
                    Code, and the continuance of such judgment, decree or order for a period of 60 consecutive days; or

            (13)    all of the following shall have occurred: (A) a Manager
                    Default shall have occurred and be continuing, (B) the
                    Requisite Global Majority shall have delivered the Manager
                    Termination Notice to the Manager in accordance with the
                    terms of the Management Agreement and (C) a replacement
                    Manager has not assumed the duties of the terminated Manager within the earlier of (i) ninety (90) days, if on such 90th day or any day thereafter there exists an Asset Base
                    Deficiency, or (ii) one hundred twenty (120) days at all
                    times not covered by clause (i); in each case measured from the date of such Manager Termination Notice.

            The occurrence of an Event of Default with respect to one Series of
Notes, except to the extent waived by the related Control Party for such Series of Notes, shall constitute an Event of Default with respect to all other Series of Notes then Outstanding unless the related Supplement with respect to each such Series of Notes shall specifically provide to the contrary.

            Section 802.    Acceleration of Stated Maturity; Rescission and
Annulment. (a) Upon the occurrence of an Event of Default of the type described in paragraph (6) or (7) of Section 801, the unpaid principal balance of, and accrued interest on, all Series of Notes, together with all other amounts then due and owing to the Noteholders, each Series Enhancer and each Hedge
Counterparty, shall become immediately due and payable without further action by any Person. Except as set forth in the immediately preceding sentence, if an
Event of Default under Section 801 occurs and is continuing, then and in every such case the Indenture Trustee shall at the direction of the Requisite Global
Majority declare the principal of and accrued interest on all Notes of all
Series then Outstanding to be due and payable immediately, by a notice in writing to the Issuer and to the Indenture Trustee given by the Requisite Global
Majority, and upon any such declaration such principal and accrued interest shall become immediately due and payable.

            (b)     At any time after such a declaration of acceleration has
been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the
Requisite Global Majority, in its sole discretion, by written notice to the
Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                                       41

                    (i)     the Issuer has paid or deposited with the Indenture
            Trustee a sum sufficient to pay:

                    (A)     all of the installments of interest and, if the
                    Legal Final Maturity Date has occurred with respect to any
                    Series, principal of all Notes of such Series, in each case to the extent such amounts were overdue prior to the date of such acceleration;

                    (B)     to the extent that payment of such interest is
                    lawful, interest at the Default Rate on the amounts set
                    forth in clause (A) above;

                    (C)     all unpaid Indenture Trustee's Fees and sums paid or
                    advanced by the Indenture Trustee hereunder or by the
                    Manager and the reasonable and documented compensation,
                    out-of-pocket expenses, disbursements and advances of the
                    Indenture Trustee, its agents and counsel incurred in
                    connection with the enforcement of this Indenture;

                    (D)     all amounts due to each Series Enhancer; and

                    (E)     all scheduled payments due under any Hedge
                    Agreement, together with interest thereon in accordance with the terms thereof; and

                    (ii)    all Events of Default, other than the nonpayment of
            the principal of or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 813 hereof.

      No such rescission with respect to any Event of Default shall affect any subsequent Event of Default or impair any right consequent thereon, nor shall any such rescission affect any Hedge Agreement which has been terminated in accordance with its terms.

            Section 803.    Collection of Indebtedness. The Issuer covenants
that, if an Event of Default occurs and is continuing and a declaration of acceleration has been made under Section 802 and not rescinded, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the
benefit of the Noteholders of all Series then Outstanding, all Hedge
Counterparties and all Series Enhancers, an amount equal to the whole amount then due and payable on all Series of Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the Default Rate payable with respect to each such Note and, in addition thereto, such further amount as shall be sufficient to cover all other
Outstanding Obligations, the costs and out-of-pocket expenses of collection, including the reasonable and documented compensation, expenses, disbursements and advances of the Indenture Trustee and the Requisite Global Majority, their respective agents and counsel incurred in connection with the enforcement of this Indenture.

            Section 804.    Remedies. If an Event of Default occurs and is
continuing, the Indenture Trustee, by such officer or agent as it may appoint, shall notify each Noteholder, each Eligible Hedge Counterparty, the
Administrative Agent, each Series Enhancer and the applicable Rating Agencies, if any, of such Event of Default. So long as an Event of Default is continuing or at any time after a declaration of acceleration has been made, the Indenture
Trustee shall if instructed by the Requisite Global Majority:

                    (i)     institute any Proceedings, in its own name and as
            trustee of an express trust, for the collection of all amounts then due and payable on the Notes of all Series under this Indenture or the related Supplement with respect thereto, whether by

                                       42

            declaration or otherwise, enforce any judgment obtained, and collect from the Collateral and any other assets of the Issuer any monies adjudged due;

                    (ii)    subject to the quiet enjoyment rights of any lessee
            of a Managed Container, sell (including any sale made in accordance with Section 816 hereof), hold or lease the Collateral or any portion thereof or rights or interest therein, at one or more public or private transactions conducted in any manner permitted by law;

                    (iii)   institute any Proceedings from time to time for the
            complete or partial foreclosure of the Lien created by this
            Indenture with respect to the Collateral;

                    (iv)    institute such other appropriate Proceedings to
            protect and enforce any other rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy;

                    (v)     exercise any remedies of a secured party under the
            Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder; and

                    (vi)    appoint a receiver or a manager over the Issuer or
            its assets.

            Section 805.    Indenture Trustee May Enforce Claims Without
Possession of Notes.

            (a)     In all Proceedings brought by the Indenture Trustee (and
also any Proceedings involving the interpretation of any provision of this
Indenture to which the Indenture Trustee shall be a party), the Indenture
Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

            (b)     All rights of action and claims under this Indenture, the
related Supplement or any of the Notes may be prosecuted and enforced by the
Indenture Trustee without the possession of such Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the
Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, and disbursements incurred and advances made, by the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders of the Notes, subject to the subordination of payments among Classes of a particular Series as set forth in the related Supplement for such Series.

            Section 806.    Allocation of Money Collected. If the Notes of all
Series have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded or annulled, any money collected by the Indenture Trustee pursuant to this Article or otherwise and any other monies that may be held or thereafter received by the Indenture Trustee as security for such Notes and the obligations secured hereby shall be applied, to the extent permitted by law, in the following order, at the date or dates fixed by the Indenture Trustee by wire transfer of immediately available funds:

            (1)     To the Indenture Trustee, all the Indenture Trustee's Fees
                    then due and payable for all Series then Outstanding subject to the per annum dollar limitation in Section 905, plus any costs incurred by the Indenture Trustee in enforcing any of the rights of the Indenture Trustee or the Noteholders
                    hereunder or under any of the other Transaction Documents;

                                       43

            (2)     To the Administrative Agent, the Administrative Agent Fees
                    then due and payable;

            (3)     To the Manager, an amount equal to the sum of: (i) the
                    Management Fee then due and payable, (ii) the amount of any
                    Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not
                    previously withheld by the Manager in accordance with the
                    terms of the Transaction Documents;

            (4)     To the Manager, the reimbursement for any Manager Advances;

            (5)     To the Persons entitled thereto: (i) auditing, accounting
                    and related fees then due and payable which are classified as an Issuer Expense, and (ii) any other Issuer Expenses, so long as the aggregate amount paid pursuant to this clause
                    (5) in any calendar year would not exceed one million
                    Dollars ($1,000,000);

            (6)     To each Series Enhancer, on a pro rata basis, based on the amount of Premiums then due and payable, the amount of any
                    Premium then due and payable pursuant to the terms of each applicable Enhancement Agreement;

            (7)     To each of the following on a pro rata basis: (i) to each
                    Series Account for each Series of Notes then Outstanding, an amount equal to the Priority Payments for each such Series and (ii) to each Hedge Counterparty, the amount of any
                    scheduled payments (but excluding termination payments then due and payable) pursuant to the terms of any Hedge
                    Agreement then in effect. If sufficient funds do not exist to pay in full all such Priority Payments, such amounts
                    shall be allocated among all Series of Notes in the same
                    proportion as the ratio of (x) the Priority Payments of a
                    particular Series of Notes then Outstanding on such Payment
                    Date to (y) the sum of the Priority Payments for all Series
                    of Notes then Outstanding at such Payment Date;

            (8)     To pay each of the amounts set forth in clause (i) and (ii)
                    on a pro rata and a pari passu basis (based on amounts then due): (i) to each Series Account, the then unpaid principal balance of the related Notes (pro rata based on the amounts unpaid on the date on which such Event of Default first
                    occurs) (including Reimbursement Amounts payable in respect thereof to the Series Enhancer), and (ii) to each Hedge
                    Counterparty, the remaining amounts then due and payable
                    under the related Hedge Agreement (excluding termination
                    payments resulting from the breach of the applicable Hedge
                    Agreement by such Hedge Counterparty), until such amounts
                    are paid in full;

            (9)     To each of the following on a pro rata basis: to the Series
                    Account for each Series of Notes then Outstanding, an amount equal to all other amounts then due and payable to the
                    Noteholders of such Series and the related Series Enhancer, if any, including, without limitation, Default Fees,
                    increased costs, taxes and indemnity payments identified in the related Supplement;

            (10)    To each Hedge Counterparty, on a pro rata basis, all
                    remaining amounts then due and owing (after giving effect to the amounts paid pursuant to clauses (7) and (8) above);

                                       44

            (11)    To the Indenture Trustee, any Indenture Trustee's Fees then due and payable, after giving effect to the payment made
                    pursuant to clause (1) above but not subject to the per
                    annum dollar limitation in Section 905;

            (12)    To the Issuer, the amount of any indemnity payments payable to the officers, directors and/or managers of the Issuer
                    required to be made by the Issuer;

            (13)    To the Manager, the amount of any officer and director
                    indemnity payments required to be made by the Manager; and

            (14)    To the Issuer, any remaining monies which may, any provision in the Transaction Documents to the contrary
                    notwithstanding, be used by the Issuer for any purpose,
                    including, without limitation, general corporate purposes, the distribution of dividends, repayment of debt, paying
                    fees and expenses or any other purpose in the sole
                    discretion of the Issuer.

            Section 807.    Limitation on Suits. Except to the extent provided
in Section 808 hereof, no Noteholder shall have the right to institute any
Proceeding, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (i)     such Noteholder has previously given written notice
            to the Indenture Trustee of a continuing Event of Default;

                    (ii)    the Requisite Global Majority shall have made
            written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture
            Trustee hereunder;

                    (iii)   such Noteholder or Noteholders have offered to the
            Indenture Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (iv)    the Indenture Trustee has, for thirty (30) days
            after its receipt by a Responsible Officer of such notice, request and offer of security or indemnity, failed to institute any such
            Proceeding; and

                    (v)     no direction inconsistent with such written request
            has been given to the Indenture Trustee during such thirty (30) day period by the Requisite Global Majority;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other
Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder (except to the extent provided in the related Supplement) or to enforce any right under this Indenture, except in the manner herein provided and for the benefit of all Noteholders. Notwithstanding anything to the contrary in this Section 807, if a Series Enhancer is the Control Party for a Series of
Outstanding Notes, then the Noteholders of such Series may not institute any
Proceeding with respect to this Indenture, or for the appointment of a receiver or trustee for the Issuer, or for any other reason hereunder without the prior written consent of such Series Enhancer.

            Section 808.    Unconditional Right of Noteholders to Receive
Principal, Interest and Commitment Fees. Notwithstanding any other provision of this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of, interest on and commitment fees in respect of such Note as such principal, interest and commitment fees become due and

                                       45

payable in accordance with the provisions of this Indenture and the related
Supplement and to institute any Proceeding for the enforcement of such payment, and such rights shall not be impaired without the consent of such Noteholder.

            Section 809.    Restoration of Rights and Remedies. If the Indenture
Trustee, any Series Enhancer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or the related Supplement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, such Series Enhancer or to such
Noteholder, then and in every such case, subject to any determination in such
Proceeding, the Issuer, the Indenture Trustee, such Series Enhancer and the
Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture
Trustee, such Series Enhancer and the Noteholders shall continue as though no such Proceeding had been instituted.

            Section 810.    Rights and Remedies Cumulative. No right or remedy
conferred upon or reserved to the Indenture Trustee, any Series Enhancer, any
Hedge Counterparty or to the Noteholders pursuant to this Indenture or any
Supplement is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 811.    Delay or Omission Not Waiver. No delay or omission
of the Indenture Trustee, of any Series Enhancer, of any Hedge Counterparty or
of any Noteholder to exercise any right or remedy accruing upon any Event of
Default shall impair any such right or remedy or constitute a waiver of any such
Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, any Hedge Counterparty, any
Series Enhancer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, by any Series
Enhancer, by any Hedge Counterparty or by the Noteholders, as the case may be.

            Section 812.    Control by Requisite Global Majority.

            (a)     Upon the occurrence of an Event of Default, the Requisite
Global Majority shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee, provided that
(i) such direction shall not be in conflict with any rule of law or with this
Indenture, including, without limitation, Section 804 hereof and (ii) the
Indenture Trustee may take any other action deemed proper by the Indenture
Trustee which is not inconsistent with such direction.

            (b)     Notwithstanding the grant of a security interest to secure the Outstanding Obligations owing to the Indenture Trustee, for the benefit of the Noteholders, each Series Enhancer and each Hedge Counterparty, all rights to direct actions or to exercise rights or remedies under this Indenture or the UCC
(including these set forth in Section 804 hereof) shall be vested solely in the
Requisite Global Majority and, by accepting the benefits of this Indenture, each
Noteholder and Hedge Counterparty acknowledges such statement; provided, however, that nothing contained in this paragraph shall constitute a modification of Section 808, Section 813(b) or Section 816(d) hereof.

            Section 813.    Waiver of Past Defaults. (a) The Requisite Global
Majority may, on behalf of all Noteholders of all Series, waive any past Event of Default and its consequences, except an Event of Default:

                    (i)     in the payment of (x) the principal balance of any
            Note on the Legal Final Maturity Date of such Note, (y) interest on any Note of any Series on any Payment

                                       46

            Date, or (z) commitment fees in respect of any Note of any Series on any Payment Date, all of which defaults can be waived solely by the affected Noteholders and affected Series Enhancers; or

                    (ii)    in respect of a covenant or provision hereof which
            cannot be modified or amended without the consent of all of the
            Noteholders and Series Enhancers, as applicable, affected thereby pursuant to Section 1002 of this Indenture.

            (b)     Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; provided, however, that no such waiver shall extend to (i) any subsequent or other Event of Default or impair any right consequent thereon or (ii) affect any Hedge Agreement which has been terminated in accordance with its terms.

            Section 814.    Undertaking for Costs. All parties to this Indenture
agree, and each Noteholder by acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the
Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant;
provided, however, that the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any
Noteholder, or group of Noteholders, holding in the aggregate more than ten percent (10%) of the aggregate principal balance of the Notes of all Series then
Outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Legal
Final Maturity Date of such Note.

            Section 815.    Waiver of Stay or Extension Laws. The Issuer
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so)
hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 816.    Sale of Collateral.

            (a)     The power to effect any sale (a "Sale") of any portion of
the Collateral pursuant to Section 804 hereof shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all
Outstanding Obligations shall have been paid in full. The Indenture Trustee at the direction of the Requisite Global Majority may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

            (b)     Upon any Sale, whether made under the power of sale hereby given or under judgment, order or decree in any Proceeding for the foreclosure or involving the enforcement of this Indenture: (i) the Indenture Trustee, at the written direction of the Requisite Global Majority, may bid for and purchase the property being sold, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property in accordance with the terms of this Indenture; and (ii) the receipt of the Indenture Trustee or of any officer thereof making such Sale shall be a sufficient discharge to the purchaser or purchasers at such Sale for its or their purchase money, and such purchaser or

                                       47

purchasers, and its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Indenture
Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misappropriation or non-application thereof.

            (c)     The Indenture Trustee shall execute and deliver an
appropriate instrument of conveyance provided to it transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest (subject to lessees' rights of quiet enjoyment) in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such
Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the
Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (d)     The Indenture Trustee acknowledges that its right to sell, transfer or otherwise convey any Hedge Agreement or any transaction outstanding thereunder, or to exercise foreclosure rights with respect thereto shall be subject to compliance with the provisions of the applicable Hedge Agreement.

            Section 817.    Action on Notes. The Indenture Trustee's right to
seek and recover judgment on the Notes or under this Indenture or any Supplement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or any Supplement. Neither the
Lien of this Indenture nor any rights or remedies of the Indenture Trustee, any
Series Enhancer, any Hedge Counterparty or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                   ARTICLE IX

                        CONCERNING THE INDENTURE TRUSTEE

            Section 901.    Duties of the Indenture Trustee. The Indenture
Trustee, prior to the occurrence of an Event of Default or after the cure or waiver of any Event of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Supplement and no implied duties shall be inferred against it. If an
Event of Default has occurred and is continuing, the Indenture Trustee, at the written direction of the Requisite Global Majority, shall exercise such of the rights and powers vested in it by this Indenture and the related Supplements, and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

            The Indenture Trustee, upon receipt of all resolutions,
certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provisions of this Indenture and any applicable
Supplement, shall determine whether they are substantially in the form required by this Indenture and any applicable Supplement; provided, however, that the
Indenture Trustee shall not be responsible for the accuracy or content
(including mathematical calculations) of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished pursuant to this Indenture and any applicable Supplement.

                                       48

            No provision of this Indenture or any Supplement shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i)     Prior to the occurrence of an Event of Default and
            after the cure or waiver of any Event of Default that may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture and any Supplements. The Indenture Trustee shall not be liable except for the performance of such duties and obligations as are
            specifically set forth in this Indenture and any Supplements, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any
            certificates, statements, reports, documents, orders, opinions or other instruments (whether in their original or facsimile form)
            furnished to the Indenture Trustee and conforming to the
            requirements of this Indenture and any Supplements (and is entitled to rely on the accuracy of any mathematical calculation or other facts stated therein);

                    (ii)    The Indenture Trustee shall not be liable for an
            error of judgment made in good faith by a Responsible Officer or
            Responsible Officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                    (iii)   The Indenture Trustee shall not be personally liable
            with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Requisite
            Global Majority relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

            No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it (the unsecured indemnity of each Series Enhancer
(so long as its claims paying ability is rated "AAA" or "Aaa", as applicable)
upon such terms as may be reasonably acceptable to the Indenture Trustee being deemed satisfactory for such purpose).

            Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 901.

            Section 902.    Certain Matters Affecting the Indenture Trustee.
Except as otherwise provided in Section 901 hereof:

                    (i)     The Indenture Trustee may conclusively rely and
            shall be fully protected in acting or refraining from acting upon any Opinion of Counsel, certificate of an officer of the Issuer or the Manager, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                       49

                    (ii)    The Indenture Trustee may consult with counsel of
            its selection and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance in reliance therewith;

                    (iii)   The Indenture Trustee shall be under no obligation
            to institute, conduct or defend any litigation or proceeding hereunder or in relation hereto at the request, order or direction of the Requisite Global Majority, pursuant to the provisions of this
            Indenture, unless the Indenture Trustee shall have security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby (the unsecured indemnity of each Series Enhancer (so long as its claims paying ability is rated "AAA" or "Aaa", as applicable) being deemed satisfactory for such purpose);

                    (iv)    The Indenture Trustee shall not be liable for any
            action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                    (v)     The Indenture Trustee shall not be bound to make any
            investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Control Party for any
            Series; provided, however, that the Indenture Trustee may require reasonable security or indemnity satisfactory to it against any cost, expense or liability likely to be incurred in making such investigation as a condition to so proceeding (the unsecured indemnity of each Series Enhancer (so long as its claims paying ability is rated "AAA" or "Aaa", as applicable) upon such terms as may be reasonably acceptable to the Indenture Trustee being deemed satisfactory for such purpose). The reasonable expense of any such examination shall be paid, on a pro rata basis, by the Noteholders of the applicable Series requesting such examination or, if paid by the Indenture Trustee, shall be reimbursed by such Noteholders upon demand;

                    (vi)    The Indenture Trustee may execute any of the trusts
            or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

                    (vii)   The Indenture Trustee shall not be charged with
            knowledge of any Default, Event of Default or Early Amortization
            Event unless either a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or written notice of such shall have been actually received by a Responsible Officer of the
            Indenture Trustee; and

                    (viii)  The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act on behalf of the Indenture Trustee hereunder.

            The provisions of this Section 902 shall be applicable to the
Indenture Trustee in its capacity as the Note Registrar under this Indenture.

            Section 903.    Indenture Trustee Not Liable. (a) The recitals
contained herein (other than the representations and warranties contained in
Section 911 hereof), in any Supplement and in the

                                       50

Notes (other than the certificate of authentication on the Notes) shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture, any
Supplement, the Notes, the Collateral or of any related document; provided that this sentence shall not limit the representations and warranties made by the
Indenture Trustee in Section 911. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of any Series or Class of Notes, or for the use or application of any funds paid to the Issuer or the
Manager in respect of the Collateral.

            (b)     The Indenture Trustee shall have no responsibility or
liability for or with respect to the existence or validity of any Collateral the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Indenture Trustee or of any intervening assignment, the compliance by the
Seller or the Manager with any covenant or the breach by the Seller or the
Manager of any warranty or representation made hereunder, in any Supplement or in any related document or the accuracy of such warranty or representation, any investment of monies in the Trust Account, the Restricted Cash Account, the
Temporary Loss Account or any Series Account or any loss resulting therefrom
(provided that such investments are made in accordance with the provisions of
Section 303 hereof), or the acts or omissions of the Seller or the Manager taken in the name of the Indenture Trustee.

            (c)     Except as expressly provided herein or in any Supplement,
the Indenture Trustee shall not have any obligation or liability under any
Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Indenture
Trustee of any payment relating to any Contract pursuant hereto, nor shall the
Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer, the Seller or the Manager under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

            Section 904.    Indenture Trustee May Own Notes. Subject to
compliance with subsection (a)(4)(i) of Rule 3a-7 under the Investment Company
Act of 1940, the Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not the Indenture Trustee.

            Section 905.    Indenture Trustee's Fees and Expenses. The fees,
expenses, disbursements and advances of the Indenture Trustee shall be paid only by the Issuer in accordance with Section 302 or 806 hereof. The Issuer shall indemnify the Indenture Trustee (and any predecessor Indenture Trustee) and each of its officers, directors and employees for, and hold them harmless against, any loss, liability, damage claim or expense incurred without negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself both individually and in its representative capacity against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (together with the fees, expenses, disbursements and advances of the Indenture Trustee, "Indenture Trustee Fees"); provided however, that the Indenture Trustee's Fees payable pursuant to clauses (c)(I)(1)
and (c)(II)(1) in Section 302 or Section 806 hereof shall not exceed One Hundred
Thousand Dollars ($100,000) per annum.

            The obligations of the Issuer under this Section 905 to compensate the Indenture Trustee, and to indemnify and hold harmless, the Indenture Trustee shall constitute Outstanding Obligations hereunder and shall survive the resignation or removal of the Indenture Trustee and the satisfaction and discharge of this Indenture.

                                       51

            When the Indenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 801(4) or Section
801(5), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

            Section 906.    Eligibility Requirements for the Indenture Trustee.
The Indenture Trustee hereunder shall at all times be a national banking association or a corporation, organized and doing business under the laws of the
United States of America or any State, and authorized under such laws to exercise corporate trust powers. In addition, the Indenture Trustee or its parent corporation shall at all times (i) have a combined capital and surplus of at least $50,000,000, (ii) be subject to supervision or examination by Federal or state authority, (iii) have (A) in the case of U.S. Bank National
Association, a long-term unsecured debt rating of "A-2" or better by Moody's and
"A" or better by S&P or (B) in all other instances, a long-term unsecured senior debt rating of "A-2" or better by Moody's and a long-term unsecured senior debt rating of "A" or better by S&P and short-term unsecured senior debt rating of
"P-1" or better by Moody's and a short-term unsecured senior debt rating of
"A-2" or better by S&P; provided that with respect to a successor Indenture
Trustee, clauses (i), (ii) and (iii) shall not apply if, as of the date on which the successor Indenture Trustee is appointed, such successor Indenture Trustee is acceptable to the Requisite Global Majority and each Hedge Counterparty. The
Indenture Trustee shall at all times satisfy the requirements of subsection
(a)(4)(i) of Rule 3a-7 of the Investment Company Act of 1940. If the Indenture
Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then, for the purposes of this Section 906, the combined capital and surplus of the Indenture
Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the
Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign promptly in the manner and with the effect specified in Section 907 hereof.

            Section 907.    Resignation and Removal of the Indenture Trustee.
The Indenture Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Issuer, the Manager, the
Administrative Agent, each Series Enhancer and the Noteholders. Upon receiving such notice of resignation, the Issuer, at the direction and subject to the consent of the Requisite Global Majority, shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee, each Eligible Hedge
Counterparty, the Administrative Agent, each Series Enhancer, and one copy to the successor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the Requisite Global Majority may appoint a successor Indenture Trustee or, if it does not do so within thirty
(30) days after the end of such thirty (30) day period, the resigning Indenture
Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Indenture Trustee, which successor trustee shall meet the eligibility standards set forth in Section 906.

            If at any time (i) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 906 hereof and shall fail to resign after written request therefor by the Issuer, at the direction of the Requisite
Global Majority, or (ii) if at any time the Indenture Trustee shall become incapable of acting, or (iii) shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee, or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iv) the Indenture Trustee shall have defaulted in the performance of its duties under this Indenture which default materially and adversely affects the interest of any Noteholder or Series Enhancer (if such
Series Enhancer is then the Control Party for a Series of Outstanding Notes)
and, if curable, continues unremedied for thirty (30) days after the date on which there has been given to the Indenture Trustee by the Issuer, any Series
Enhancer or any Noteholder, a written notice specifying such default or breach and requiring it to be remedied, then the Issuer, at the direction of the
Requisite Global Majority, shall remove

                                       52

the Indenture Trustee and appoint a successor Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Indenture Trustee so removed and one copy to the successor Indenture Trustee.

            Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor
Indenture Trustee as provided in Section 908 hereof.

            Section 908.    Successor Indenture Trustee. Any successor Indenture
Trustee appointed as provided in Section 907 hereof shall execute, acknowledge and deliver to the Issuer and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor
Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as the Indenture
Trustee herein. The predecessor Indenture Trustee shall upon payment of all charges due it, its agents and counsel deliver to the successor Indenture
Trustee all documents relating to the Collateral, if any, delivered to it, together with any amount remaining in the Trust Account, the Restricted Cash
Account, the Temporary Loss Account and any Series Accounts. In addition, the predecessor Indenture Trustee and, upon request of the successor Indenture
Trustee, the Issuer shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations.

            No successor Indenture Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Indenture
Trustee shall be eligible under the provisions of Section 906 hereof.

            Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section, the Issuer shall mail notice of the succession of such
Indenture Trustee hereunder to all Noteholders at their addresses as shown in the Note Register and to each Hedge Counterparty. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer.

            Section 909.    Merger or Consolidation of the Indenture Trustee.
Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the business of the
Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be eligible under the provisions of Section 906 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 910.    Separate Indenture Trustees, Co-Indenture Trustees
and Custodians. If the Indenture Trustee is not capable of acting outside the
United States or exercising trust powers within the United States, it shall have the power from time to time to appoint (subject to satisfaction of the Rating
Agency Condition, or, if no Series of Notes then has an outstanding rating, subject to the approval of the Administrative Agent) one or more Persons or corporations to act either as co-trustees jointly with the Indenture Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any of the Collateral, when such separate trustee or co-trustee is necessary or advisable under any applicable laws or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any applicable jurisdiction. The separate trustees, co-

                                       53

trustees, or custodians so appointed shall be trustees, co-trustees, or custodians for the benefit of all Noteholders, each Hedge Counterparty and each
Series Enhancer and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Indenture Trustee. The Issuer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee, co-trustee and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i)     all powers, duties, obligations and rights conferred
            upon the Indenture Trustee in respect of the receipt, custody and payment of monies shall be exercised solely by the Indenture
            Trustee;

                    (ii)    all other rights, powers, duties and obligations
            conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee, co-trustee or custodian;

                    (iii)   no trustee or custodian hereunder shall be
            personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

                    (iv)    the Issuer or the Indenture Trustee may at any time
            accept the resignation of or remove any separate trustee, co-trustee or custodian so appointed by it or them if such resignation or removal does not violate the other terms of this Indenture.

            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this
Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be furnished to the Indenture Trustee, each Hedge Counterparty and each
Series Enhancer.

            Any separate trustee, co-trustees, or custodian may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee, co-trustee, or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or custodian.

            No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under
Section 906 hereof and no notice to Noteholders of the appointment thereof shall be required under Section 908 hereof.

                                       54

            The Indenture Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Indenture Trustee's obligations hereunder.

            Section 911.    Representations and Warranties. The Indenture
Trustee hereby represents and warrants as of the Closing Date of each Series that:

            (a)     Organization and Good Standing. The Indenture Trustee is a
national association duly organized, validly existing and in good standing under the laws of the United States of America, and has the power to own its assets and to transact the business in which it is presently engaged;

            (b)     Authorization. The Indenture Trustee has the power,
authority and legal right to execute, deliver and perform this Indenture and each Supplement and to authenticate the Notes, and the execution, delivery and performance of this Indenture and each Supplement and the authentication of the
Notes has been duly authorized by the Indenture Trustee by all necessary corporate action;

            (c)     Binding Obligations. Each of this Indenture and each
Supplement, assuming due authorization, execution and delivery by the Issuer, constitutes the legal, valid and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

            (d)     No Violation. The performance by the Indenture Trustee of
its obligations under this Indenture and each Supplement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Indenture Trustee;

            (e)     No Proceedings. There are no proceedings or investigations to which the Indenture Trustee is a party pending, or, to the knowledge of the
Indenture Trustee without independent investigation, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental
Authority (A) asserting the invalidity of this Indenture or the Notes, (B)
seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that would materially and adversely affect the performance by the
Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture or the Notes; and

            (f)     Approvals. Neither the execution or delivery by the
Indenture Trustee of this Indenture nor the consummation of the transactions by the Indenture Trustee contemplated hereby requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any Governmental Authority under any existing federal or State law governing the banking or trust powers of the Indenture Trustee.

            Section 912.    Indenture Trustee Offices. The Indenture Trustee
shall maintain in the State of New York an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange, which office currently is located at 60 Livingston Avenue, St. Paul,
Minnesota 55107, and shall promptly notify the Issuer, the Manager, each Hedge
Counterparty and the Noteholders of any change of such location.

                                       55

            Section 913.    Notice of Event of Default. If a Responsible Officer
of the Indenture Trustee shall have actual knowledge that an Event of Default or
Early Amortization Event with respect to any Series shall have occurred and be continuing, the Indenture Trustee shall promptly (but in any event within five
(5) Business Days) give written notice thereof to each Noteholder, the
Administrative Agent, any Rating Agency, the Hedge Counterparty and the Series
Enhancer of such Series. For all purposes of this Indenture, in the absence of actual knowledge by a Responsible Officer of the Indenture Trustee, the
Indenture Trustee shall not be deemed to have actual knowledge of any Event of
Default or Early Amortization Event unless notified in writing thereof by the
Issuer, the Seller, the Manager, any Series Enhancer, the Administrative Agent
or any Noteholder, and such notice references the applicable Series of Notes generally, the Issuer, this Indenture or the applicable Supplement.

            Section 914.    Notices. The Indenture Trustee shall make reasonable
efforts to forward, to the Deal Agents, within five (5) Business Days of receipt thereof, copies of all notices, reports and other written communications that it delivers or receives, at the address for notices provided in the Transaction
Documents, pursuant to the terms of the Transaction Documents.

                                       56

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

            Section 1001.   Supplemental Indentures Not Creating a New Series
Without Consent of Noteholders. (a) Without the consent of any Noteholder and based on an Officer's Certificate of the Issuer to the effect that such
Supplement is for one of the purposes set forth in clauses (i) through (vii)
below, the Issuer and the Indenture Trustee, at any time and from time to time, may, with the consent of each Series Enhancer if it is then the Control Party, and each affected Hedge Counterparty (provided that the consent of an Hedge
Counterparty shall be required only if such proposed amendment would materially and adversely affect the rights, duties or immunities of such Hedge Counterparty under this Indenture or otherwise), enter into one or more Supplements to this
Indenture for any of the following purposes:

                    (i)     to add to the covenants of the Issuer in this
            Indenture for the benefit of the Noteholders of all Series of Notes then Outstanding or of any Series Enhancer, or to surrender any right or power conferred upon the Issuer in this Indenture;

                    (ii)    to cure any ambiguity, to correct or supplement any
            provision in this Indenture that may be inconsistent with any other provision in this Indenture, or to make any other provisions with respect to matters or questions arising under this Indenture;

                    (iii)   to correct or amplify the description of any
            property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this
            Indenture, or to subject additional property to the Lien of this
            Indenture;

                    (iv)    to add to the conditions, limitations and
            restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Notes, as herein set forth, or additional conditions, limitations and restrictions thereafter to be observed by the Issuer;

                    (v)     to convey, transfer, assign, mortgage or pledge any
            additional property to or with the Indenture Trustee;

                    (vi)    to evidence the succession of the Indenture Trustee
            pursuant to Article IX; or

                    (vii)   to add any additional Events of Default or Early
            Amortization Events.

Prior to the execution of any Supplement issued pursuant to this Section 1001, the Issuer shall provide written notice to each Rating Agency setting forth in general terms the substance of any such Supplement.

            (b)     Promptly after the execution by the Issuer and the Indenture
Trustee of any Supplement pursuant to this Section, the Indenture Trustee shall mail to the Noteholders of all Series of Notes then Outstanding, each Rating
Agency, the Administrative Agent, each Hedge Counterparty and Series Enhancer related to such Series, a notice setting forth in general terms the substance of such Supplement, together with a copy of the text of such Supplement. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplement.

                                       57

            Section 1002.   Supplemental Indentures Not Creating a New Series
with Consent of Noteholders.

            (a)     If Section 1001 does not apply to a Supplement, then with
the consent of the Requisite Global Majority and each Hedge Counterparty
(provided that, in the case of each Hedge Counterparty, the consent of such
Hedge Counterparty shall be required only if such proposed amendments would materially and adversely affect the Hedge Counterparty's rights, duties or immunities under this Indenture or otherwise), the Issuer and the Indenture
Trustee may enter into a Supplement hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such Supplement shall, without the consent of the Noteholder of each Note adversely affected thereby and the Series
Enhancer for a Series if such Series Enhancer is adversely affected thereby (but only if such Series Enhancer is then the Control Party for such Series or shall have made an unreimbursed payment on its Policy):

                    (i)     reduce the principal amount of any Note, the rate of
            interest thereon, amend the relative priority of any such payments pursuant to Sections 302 or 806 hereof (other than to increase the priority thereof) or increase the amount of any applicable dollar limitations on amounts having a higher payment priority to such payments pursuant to Sections 302 or 806 hereof or otherwise change such payments, in each case, if in a manner adverse to the
            Noteholder, or change the date on which or the amount of which, or the place of payment where, or the coin or currency in which, any
            Note or the interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Legal Final
            Maturity Date thereof;

                    (ii)    reduce the percentage of Outstanding Notes or
            Existing Commitments required for (a) the consent of any Supplement to this Indenture, (b) the consent required for any waiver of compliance with certain provisions of this Indenture or certain
            Events of Default hereunder and their consequences as provided for in this Indenture or (c) the consent required to waive any payment default on the Notes;

                    (iii)   modify any provision of this Indenture or any
            Supplement which specifies that such provision cannot be modified or waived without the consent of the Noteholder affected thereby;

                    (iv)    in a manner adverse to such Noteholder, modify or
            alter the definition of the terms "Outstanding," "Requisite Global
            Majority", "Asset Base", "Existing Commitment", "Initial
            Commitment", "Advance Rate", "Aggregate Net Book Value" in this
            Indenture or any of the terms used in or necessary to interpret such terms;

                    (v)     impair or adversely affect the Collateral in any
            material respect as a whole, except as otherwise permitted herein;

                    (vi)    modify or alter Section 702(a) of this Indenture; or

                    (vii)   permit the creation of any Lien ranking prior to or
            on a parity with the Lien of this Indenture with respect to any part of the Collateral or terminate the Lien of this Indenture on any property at any time subject hereto or deprive in any material respect the Noteholder of the security afforded by the Lien of this
            Indenture, except as otherwise permitted in this Indenture;

                                       58

provided, further, that no such Supplement shall, without the consent of each
Series Enhancer adversely affected thereby, (i) reduce the amount payable to such Series Enhancer, (ii) amend the relative priority of any such payment pursuant to Sections 302 or 806 hereof (other than to increase the priority thereof) or increase the amount of any applicable dollar limitations on amounts having a higher payment priority to such payments pursuant to Sections 302 or
806 hereof or otherwise change such payments in a manner adverse to such Series
Enhancer, (iii) change the date on which or the amount of which, or the place or payment where, or the coin or currency in which, such amount is paid to such
Series Enhancer, (iv) increase or accelerate such Series Enhancer's payment obligations under its Policy or otherwise materially and adversely affect the rights, interests or obligations of such Series Enhancer under this Indenture or the other Transaction Documents, or (v) modify provisions of any Transaction
Document relating to requirements that the consent of such Series Enhancer be obtained.

Prior to the execution of any Supplement pursuant to this Section 1002, the
Issuer shall provide a written notice to each Rating Agency, the Administrative
Agent and each Hedge Counterparty setting forth in general terms the substance of any such Supplement.

            (b)     Promptly after the execution by the Issuer and the Indenture
Trustee of any Supplement pursuant to this Section, the Indenture Trustee shall mail to the Noteholders of the Notes, each Rating Agency, the Administrative
Agent, each Hedge Counterparty and each Series Enhancer related to such Series, a copy of the text of such Supplement. Any failure of the Indenture Trustee to mail such copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplement.

            Section 1003.   Execution of Supplemental Indentures. In executing,
or accepting the additional trusts created by, a Supplement permitted by this
Article or the modification thereby of the trusts created by this Indenture, the
Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that all conditions precedent specified in this Indenture for the execution of such Supplement have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such Supplement which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 1004.   Effect of Supplemental Indentures. Upon the
execution of any Supplement under this Article, this Indenture shall be modified in accordance therewith, and such Supplement shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 1005.   Reference in Notes to Supplemental Indentures. Notes
authenticated and delivered after the execution of any Supplement pursuant to this Article may, and shall if required by the Issuer, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such
Supplement. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee, may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

            Section 1006.   Issuance of Series of Notes. (a) The Issuer may from
time to time direct the Indenture Trustee in writing to execute and authenticate one or more Series of Notes (each, a "Series").

            (b)     On or before the Series Issuance Date relating to any
Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such Series. The terms of such Supplement may modify or amend the terms of this Indenture solely as applied to such Series, and, with the consent of the Requisite Global Majority, may amend this Indenture as applicable to such other Series, in accordance with Section 1002 hereof. The obligation of the Indenture Trustee to authenticate,

                                       59

execute and deliver the Notes of such Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

                    (i)     on or before the Series Issuance Date, the Issuer
            shall have given the Indenture Trustee, the Manager, the
            Administrative Agent, each Rating Agency (and, if such Series is to be registered pursuant to the Securities Act, all Rating Agencies that have rated any prior Series), each Hedge Counterparty and each
            Series Enhancer notice of the Series and the Series Issuance Date;

                    (ii)    the Issuer shall have delivered to the Indenture
            Trustee the related Supplement executed by the Issuer;

                    (iii)   the Issuer shall have delivered to the Indenture
            Trustee any related Enhancement Agreement executed by each of the parties thereto and each Series Enhancer under such Enhancement
            Agreement shall have acknowledged in writing the terms of the
            Administration Agreement;

                    (iv)    the Rating Agency Condition shall have been
            satisfied with respect to the Series;

                    (v)     the Issuer shall have delivered to the Indenture
            Trustee, each Rating Agency, each Hedge Counterparty, each Series
            Enhancer (provided that unless such Series Enhancer is then the
            Control Party for a Series, although the Issuer shall deliver a copy of such Opinion of Counsel to such Series Enhancer, such Series
            Enhancer shall not have any right to approve the contents thereof)
            and, if required, any Noteholder, any Opinions of Counsel required by the related Supplement, including without limitation with respect to true sale, enforceability, non-consolidation and security interest perfection issues;

                    (vi)    no Early Amortization Event or Event of Default has
            occurred and is then continuing (or would result from the issuance of such additional Series) and that the issuance of such additional
            Series would not result in an Early Amortization Event or Event of
            Default and the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate stating the same;

                    (vii)   such other conditions as shall be specified in the
            related Supplement; and

                    (viii)  the Issuer shall have delivered to the Indenture
            Trustee an Officer's Certificate that all of the conditions specified in clauses (i) through (vii) have been satisfied.

Upon satisfaction of the above conditions, the Indenture Trustee shall execute the Supplement and authenticate, execute and deliver the Notes of such Series;
provided, however, that, prior to the issuance of Notes of any Series (other than the Series 2005-1 Notes), the Issuer shall receive an Opinion of Counsel (a copy of which Opinion of Counsel shall be delivered by the Issuer to the
Indenture Trustee) to the effect that, for U.S. federal income tax purposes, the issuance of the Notes of such Series will not (x) adversely affect the tax characterization as debt of any outstanding Notes of any Series for which an
Opinion of Counsel was rendered in connection with the original issuance of such
Notes to the effect that such Notes are treated as debt for federal tax purposes and (y) such issuance will not cause the Issuer to be treated as an association
(or publicly traded partnership) taxable as a corporation; and provided further that, notwithstanding any other provision of this Article, clauses (i), (iii)
and (iv) of this Section shall not apply to the issuance of the initial Series of Notes or the related Supplement.

                                       60

            (c)     Notwithstanding any other provision of this Indenture, no
Subject Notes may be issued hereunder except in a transaction or transactions
(i) that are not required to be registered under the Securities Act and (ii) to the extent such issuance is not required to be so registered by reason of
Regulation S under the Securities Act, that would not be required to be so registered if the interests so offered or sold were offered and sold within the
United States. Any purported issuance of any Subject Notes in violation of the immediately preceding sentence shall be void to the greatest extent permitted under Applicable Law.

                                   ARTICLE XI

                                NOTEHOLDERS LISTS

            Section 1101.   Issuer to Furnish Indenture Trustee Names and
Addresses of Noteholders. Unless otherwise provided in the related Supplement, the Issuer will furnish or cause to be furnished to the Indenture Trustee and each Series Enhancer (i) not more than ten (10) days after receipt of a request from the Indenture Trustee, a list, in such form as the Indenture Trustee may reasonable require, of the names and addresses and tax identification numbers of the Noteholders as of such date, and (ii) at such other times as the Indenture
Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee maintains the Note Register, no such lists shall be required to include the names and addresses received by the Indenture
Trustee in such capacity; provided, further, that if the Indenture Trustee is the Note Registrar, all references in this Section to the Issuer shall be deemed to refer instead to the Indenture Trustee.

            Section 1102.   Preservation of Information; Communications to
Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 1101 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 1101 upon receipt of a new list so furnished.

                                   ARTICLE XII

                            EARLY AMORTIZATION EVENTS

            Section 1201.   Early  Amortization  Events.  As of any  date of
determination, the existence of any one of the following events or conditions shall constitute an Early Amortization Event:

            (1)     The occurrence of (i) an Event of Default, or (ii) a breach by the Seller of any of its obligations under the
                    Contribution and Sale Agreement or any other Transaction
                    Document to which it is a party, which breach materially and adversely affects the interests of any Noteholder or Series
                    Enhancer (if such Series Enhancer is then the Control Party for a Series of Outstanding Notes or shall have made an
                    unreimbursed payment on its Policy) and which continues, if curable, for sixty (60) days after the occurrence of such
                    breach;

            (2)     a Manager Default shall have occurred and then be
                    continuing;

            (3)     if on any Payment Date, the Aggregate Note Principal Balance
                    exceeds the Asset Base, and such condition remains
                    unremedied for a period of thirty (30) days;

            (4)     if as of any Payment Date, the Asset Base is less than
                    $400,000,000;

                                       61

            (5)     as of any Payment Date, the Issuer EBIT to Issuer Cash
                    Interest Expense Ratio shall be less than 1.1 to 1.0;

            (6)     as of any Payment Date, the Weighted Average Age of the
                    Eligible Containers shall be greater than eight and one-half
                    (8.5) years; and

            (7)     the occurrence of any other event or condition specified as an Early Amortization Event in a Supplement for any Series.

If the Early Amortization Event described in either of clauses (5) or (6) has occurred, such condition shall be deemed cured if it does not exist on any subsequent Payment Date. Except as set forth in the immediately preceding sentence, if an Early Amortization Event exists on any Payment Date, then such
Early Amortization Event shall, be deemed to continue until the Business Day on which the Requisite Global Majority waives, in writing, such Early Amortization
Event. The Indenture Trustee shall promptly provide notice of any such waiver to the Rating Agencies.

            Section 1202.   Remedies. If an Early Amortization Event shall have
occurred and then be continuing, the Indenture Trustee shall have in addition to the rights provided in the Transaction Documents, all rights and remedies provided under all applicable laws.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

            Section 1301.   Compliance Certificates and Opinions. (a) Upon any
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture or any Supplement, the Issuer shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture and any relevant Supplement relating to the proposed action have been complied with and, if required pursuant to the terms of this Indenture, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            (b)     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (i)     a statement that each individual signing such
            certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (ii)    a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii)   a statement that, in the opinion of each such
            individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                    (iv)    a statement as to whether, in the opinion of each
            such individual, such condition or covenant has been complied with;
            provided that in the case of an opinion delivered by a law firm, such opinion may, but need not, make such statements with regard to the individual signing such opinion.

                                       62

            Section 1302.   Form of Documents Delivered to Indenture Trustee.
(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            (b)     Any certificate or opinion may be based, insofar as it
relates to legal matters, upon a certificate or opinion of, or representations by, another Person, unless the Person providing such certificate or opinion knows that the certificate or opinion or representations with respect to the matters upon which such Person's certificate or opinion is based are erroneous.

            (c)     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 1303.   Acts of Noteholders. (a) Any request, demand,
authorization, direction, notice, consent, waiver or other action provided by this Indenture or any Supplement to be given or taken by Noteholders may be (i)
embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing, (ii) evidenced by the written consent or direction of Noteholders of the specified percentage of the principal amount of the Notes, or (iii)
evidenced by a combination of such instrument or instruments; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments, or consent or direction, are delivered to the
Indenture Trustee and, where it is hereby expressly required, to the Issuer.
Proof of execution of any such instrument or of a writing appointing any such agent or of the execution of any written consent or direction shall be sufficient for any purpose of this Indenture and conclusive in favor of the
Indenture Trustee and the Issuer, if made in the manner provided in this
Section.

            (b)     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

            (c)     The ownership of Notes shall be proved by the Note Register.

            (d)     Any request, demand, authorization, direction, notice,
consent, waiver or other Act of the Noteholder shall bind every future
Noteholder of the same Note and the Noteholder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture
Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 1304.   Inspection. (a) Upon reasonable request, the Issuer
agrees that it shall make available to any representative of the Indenture
Trustee, the Administrative Agent, any Hedge Counterparty or any Series Enhancer
and their duly authorized representatives, attorneys or accountants, for inspection and copying its books of account, records and reports relating to the
Managed Containers and copies of all Leases or other documents relating thereto at the times and in accordance with the provisions of the Management Agreement.
Each Noteholder, the Administrative Agent, each Series

                                       63

Enhancer, each Hedge Counterparty and the Indenture Trustee agrees that it and its Affiliates and their respective shareholders, directors, agents, representatives, accountants and attorneys shall keep confidential any matter of which any of them becomes aware through such inspections or discussions (unless readily available from public sources that did not receive such information from such Person or otherwise in its possession from a source not having any confidentiality agreement with the Issuer or the Manager with respect thereto), except as may be otherwise required by regulation, law or court order or required by appropriate governmental authorities or as necessary to preserve or exercise its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of any Noteholder, any
Series Enhancer or any Hedge Counterparty, as the case may be, to make such information available to its regulators, securities rating agencies, and to reinsurers and credit and liquidity providers whom such party reasonably believes will respect the confidential nature of such information and from whom such party has requested confidential treatment of such information. Any expense incident to the reasonable exercise by the Indenture Trustee, the Administrative
Agent, any Series Enhancer, any Hedge Counterparty or any Noteholder of any
right under this Section (except for one annual inspection at the expense of the
Issuer) shall be borne by the Person exercising such right unless an Early
Amortization Event, Manager Default or Event of Default shall have occurred and then be continuing in which case such expenses shall be borne by the Issuer.

            (b)     The Issuer also agrees to make available on a reasonable
basis to the Indenture Trustee, Administrative Agent, each Series Enhancer and each Hedge Counterparty a Managing Officer for the purpose of answering reasonable questions respecting recent developments affecting the Issuer.

            Section 1305.   Limitation of Right. Except as expressly set forth
in this Indenture, this Indenture shall be binding upon the Issuer, the
Noteholders and their respective successors and permitted assigns and shall not inure to the benefit of any Person other than the parties hereto, the
Noteholders and the Manager as provided herein. Notwithstanding the previous sentence, the parties hereto, the Seller and the Manager acknowledge that each
Hedge Counterparty and any Series Enhancer for a Series of Notes is an express third party beneficiary hereof entitled to enforce its rights hereunder as if actually a party hereto.

            Section 1306.   Severability. If any provision of this Indenture is
held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

            The invalidity of any one or more phrases, sentences, clauses or
Sections of this Indenture shall not affect the remaining portions of this
Indenture, or any part thereof.

            Section 1307.   Notices. (a) All demands, notices, instructions,
directions and communications hereunder shall be in writing, personally delivered, or by facsimile (with subsequent telephone confirmation of receipt thereof), or sent by internationally recognized overnight courier service to:

            Manager:              TAL International Container Corporation
                                  100 Manhattanville Road
                                  Purchase, New York 10577-2135
                                  Attn: Chand Khan, Vice President and Chief
                                  Financial Officer
                                  Fax: 914-697-2526

                                  with a copy to:

                                       64

                                  TAL International Group, Inc.
                                  100 Manhattanville Road
                                  Purchase, New York 10577-2135
                                  Attn: Marc A. Pearlin, Vice President, General
                                  Counsel & Secretary
                                  Fax: 914-697-2526

            Issuer:               TAL Advantage I LLC
                                  100 Manhattanville Road
                                  Purchase, New York 10577-2135
                                  Attn: Chand Khan

                                       65

                                  with a copy to:

                                  TAL International Container Corporation
                                  100 Manhattanville Road
                                  Purchase, New York 10577-2135
                                  Attn: Chand Khan, Vice President and Chief
                                  Financial Officer
                                  Fax: 914-697-2526

            Indenture Trustee:    U.S. Bank National Association
                                  60 Livingston Avenue
                                  St. Paul, Minnesota 55107
                                  Attention: TAL Advantage I, LLC, Variable Rate
                                  Secured Notes
                                  Fax: 651-495-8090

            Administrative Agent: Fortis Capital Corp.
                                  Loan Syndications/Agency
                                  520 Madison Avenue
                                  New York, NY 10022
                                  Attn: Gloria Beloti-Fields, Assistant Vice
                                  President
                                  Fax: 212-340-5450

                                  With a copy to:

                                  Fortis Capital Corp.
                                  11001 West 120th Street
                                  Suite 400
                                  Broomfield, CO 80021
                                  Attn: Milt Anderson, Managing Director
                                  Fax: (303) 410-4571

            Series Enhancer:      at the address set forth in the related
                                  Enhancement Agreement

            Hedge Counterparty:   To its address as set forth in the applicable
                                  Hedge Agreement

or at such other address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be given to a
Noteholder shall be given by certified first class mail, postage prepaid (return receipt requested), or by courier, or by facsimile, with subsequent telephone confirmation of receipt thereof, in each case at the address of such Noteholder as shown in the Note Register or to the telephone and fax number furnished by such Noteholder. Notice shall be effective and

                                       66

deemed received (a) two (2) days after being delivered to the courier service, if sent by courier, (b) upon receipt of confirmation of transmission, if sent by fax, or (c) when delivered, if delivered by hand. Any rights to notices conveyed to a Rating Agency pursuant to the terms of this Indenture with respect to any
Series or Class shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to such Series or Class.

            Section 1308.   Consent to Jurisdiction. ANY LEGAL SUIT, ACTION
OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, OR ANY TRANSACTION
CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE
COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY
OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH
SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS INDENTURE, EACH
PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN
ANY SUCH SUIT, ACTION OR PROCEEDING.

            Section 1309.   Captions. The captions or headings in this Indenture
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

            Section 1310.   Governing Law. THE INDENTURE SHALL BE CONSTRUED
BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE
WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS,
OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

            Section 1311.   No Petition. The Indenture Trustee, on its own
behalf, hereby covenants and agrees, and each Noteholder by its acquisition of a
Note shall be deemed to covenant and agree, that it will not institute (or cause or direct or solicit any Person to institute) against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least one (1) year and one (1) day after the later of (a) the last date on which any Note of any Series was Outstanding and
(b) the date on which all amounts owing to the Series Enhancers pursuant to the terms of the Indenture and the Insurance Agreements have been paid in full.

            Section 1312.   WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO
HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY
HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER
ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING
UNDER OR RELATING TO THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING
IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

            Section 1313.   Waiver of Immunity. To the extent that any party
hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such

                                       67

immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture, the other Transaction
Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of Applicable
Law.

            Section 1314.   Judgment Currency. The parties hereto (A)
acknowledge that the matters contemplated by this Indenture are part of an international financing transaction and (B) hereby agree that (i) specification and payment of Dollars is of the essence, (ii) Dollars shall be the currency of account in the case of all obligations under the Transaction Documents unless otherwise expressly provided herein or therein, (iii) the payment obligations of the parties under the Transaction Documents shall not be discharged by an amount paid in a currency or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, except to the extent actually received by the Person entitled thereto and converted into Dollars by such Person (it being understood and agreed that, if any party hereto shall so receive an amount in a currency other than Dollars, it shall (A) if it is not the Person entitled to receive payment, promptly return the same (in the currency in which received) to the Person from whom it was received or (B) if it is the Person entitled to receive payment, either, in its sole discretion, (x)
promptly return the same (in the currency in which received) to the Person from whom it was received or (y) subject to reasonable commercial practices, promptly cause the conversion of the same into Dollars), (iv) to the extent that the amount so paid on prompt conversion to Dollars under normal commercial practices does not yield the requisite amount of Dollars, the obligee of such payment shall have a separate cause of action against the party obligated to make the relevant payment for the additional amount necessary to yield the amount due and owing under the Transaction Documents, (v) if, for the purpose of obtaining a judgment in any court with respect to any obligation under any of the
Transaction Documents, it shall be necessary to convert to any other currency any amount in Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the obligor in respect of such obligation will pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York City,
New York, in accordance with normal banking procedures, will result in realization of the amount then due in Dollars and (vi) any amount due under this paragraph shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of the Transaction Documents.

            Section 1315.   Hedge Counterparty. Notwithstanding any term or
provision of this Indenture, if an Hedge Counterparty is in default under the related Hedge Agreement, then such Hedge Counterparty shall not have any right to give or withhold any consent, direction, notice, request, permission or approval under this Indenture or to receive any notice, report or other document under this Indenture or to exercise any other right, power or remedy under this
Indenture; provided, however, that, notwithstanding this Section 1315, no amendment of this Indenture shall change the rights of the Hedge Counterparty pursuant to Section 1001, 1002 or Section 1006 hereof without the prior written consent of such Hedge Counterparty .

            Section 1316.   Consents and Approvals. If a consent or approval
from any Person (other than the Issuer and other than any Noteholder) is required under this Indenture or any Supplement, such consent or approval shall be deemed to have been given if the Issuer does not receive a written objection from such Person with ten (10) Business Days after a written request for such consent or approval shall have been given.

            Section 1317.   Counterparts. This Indenture may be executed in two
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this

                                       68

Indenture by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

            Section 1318.   Effect on Prior Indenture. This Indenture amends and
restates the Prior Indenture as of the Restatement Effective Date. This
Indenture shall not effect a termination of the obligations of the Issuer under the Prior Indenture, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations.

                                       69

            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed and delivered, all as of the day and year first above written.

                            TAL ADVANTAGE I LLC,
                            By:   TAL International Container Corporation,
                                  its manager

                            By: ________________________________________________

                            Name: ______________________________________________

                            Title: _____________________________________________

                                                                   TAL INDENTURE

                            U.S. BANK NATIONAL ASSOCIATION,
                            not individually but solely as Indenture Trustee

                            By: ________________________________________________

                            Name: ______________________________________________

                            Title: _____________________________________________

                                                                   TAL INDENTURE

                                   SCHEDULE I

                        MAXIMUM CONCENTRATIONS OF LESSEES

--------------------------------------------------------------------------------
LESSEE                                                      CONCENTRATION LIMIT

A.P. MOLLER - MAERSK                                                25%
APL CO. PTE. LTD.                                                   20%
CHINA NAVIGATION CO. LTD.                                            5%
CHINA OCEAN SHIPPING (GROUP) COMPANY                                10%
CHINA SHIPPING CONTAINER LINES CO., LTD                             10%
CMA-CGM S.A.                                                        15%
EVERGREEN MARINE CORP. (TAIWAN) LTD.                                10%
HAMBURG SUEDAMERIKANISCHE DAMPFSCHIFF-                              10%
HANJIN SHIPPING CO. LTD                                             10%
HAPAG-LLOYD CONTAINER LINIE GMBH                                    20%
HORIZON LINES LLC                                                    5%
KAWASAKI KISEN KAISHA, LTD.                                          5%
MEDITERRANEAN SHIPPING CO S.A.                                      15%
MITSUI O.S.K. LINES, LTD.                                           10%
NIPPON YUSEN KABUSHIKI KAISHA                                       12%
ORIENT OVERSEAS CONTAINER LINE LTD.                                  5%
SAMUDERA SHIPPING LINE LTD.                                          5%
SINOTRANS CONTAINER LINES CO., LTD.                                 10%
UNITED ARAB SHIPPING CO.                                             5%
WESTWOOD SHIPPING LINES INC.                                         5%
YANG MING MARINE TRANSPORT CORPORATION                               5%
ZIM ISRAEL NAVIGATION CO LTD                                         5%
--------------------------------------------------------------------------------

                                       A-1

                                    EXHIBIT A

                          FORM OF NON-RECOURSE RELEASE

                         INDENTURE TRUSTEE'S CERTIFICATE
                    PURSUANT TO SECTION 404 OF THE INDENTURE

            U.S. Bank National Association, as indenture trustee (the "Indenture
Trustee") pursuant to the Amended and Restated Indenture (as amended or supplemented from time to time as permitted thereby, the "Indenture"), dated as of April 12, 2006 between TAL Advantage I LLC (the "Issuer") and the Indenture
Trustee does hereby sell, transfer, assign, deliver and otherwise convey to
__________________ (the "Assignee"), without recourse, representation or warranty, (except that the Indenture Trustee has not created any liens, claims or encumbrances on any assets identified in the attached schedule and all income and proceeds thereof other than the Lien of the Indenture) all of the Indenture
Trustee's right, title and interest in and to all of the assets identified in the attached schedule and all income thereon and proceeds thereof and all security and documents relating thereto.

            IN WITNESS WHEREOF, this document has been duly executed and delivered this ___ day of _______________________.

                            U.S. Bank National Association, as Indenture Trustee

                            By:_________________________________

                            Title: ______________________________

                                       A-1

                                    EXHIBIT B

                                INVESTMENT LETTER

                        (TRANSFERS PURSUANT TO RULE 144A)

            FOR VALUE RECEIVED the undersigned registered Noteholder (the
"Seller") hereby sell(s), assign(s) and transfer(s) unto (please print or type name and address including postal zip code of assignee):

            ______________________________________________________________ (The
"Purchaser"), Taxpayer Identification No. _______________________,
[$_______________ of] [Series _____ Asset Backed Note bearing number
__________________] (the "Note") and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

            1.  In connection with such transfer and in accordance with Section
205 of the Amended and Restated Indenture (as amended or supplemented from time to time as permitted thereby, the "Indenture"), dated as of April 12, 2006 between TAL Advantage I LLC (the "Issuer") and U.S. Bank National Association
(the "Indenture Trustee"), the Seller hereby certifies the following facts to the Issuer and the Indenture Trustee: Neither the Seller nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to any Person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security from, any Person in any manner, or (c) made any general solicitation by means of general advertising or in any other manner, or taken any other action, in each case which would constitute a distribution of the Note under the
Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Note a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

            Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Indenture, or if not defined therein, as defined in the Series ________ Supplement, dated as of __________, as amended or modified from time to time between the Issuer and the Indenture Trustee.

            2.  The Purchaser warrants and represents to, and covenants with the
Issuer and the Indenture Trustee pursuant to Section 205 of the Indenture as follows:

                  a.    The Purchaser understands that the Note has not been
      registered under the 1933 Act or the securities laws of any State.

                  b.    The Purchaser is acquiring the Note for investment for
      its own account only and not for any other Person.

                  c.    The Purchaser is a substantial, sophisticated
      institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Note.

                  d.    The Purchaser is a "qualified institutional buyer" as
      that term is defined in Rule 144A under the 1933 Act ("Rule 144A") and has completed either of the forms of

                                       B-1

      certification to that effect attached hereto as Annex 1 or Annex 2. The
      Purchaser is aware that the sale to it is being made in reliance on Rule
      144A. The Purchaser is acquiring the Note for its own account or for the account of another qualified institutional buyer, understands that such
      Note may be offered, resold, pledged or transferred only (i) to a qualified institutional, buyer, or to an offeree or purchaser that the
      Purchaser reasonably believes is a qualified institutional buyer, that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  e.    The Purchaser is not a Competitor.

            3.  The Purchaser of a Term Note represents and warrants to the
Indenture Trustee that the following statement is true and correct: the
Purchaser is not acquiring the Term Note with the plan assets of a Benefit Plan or any other plan that is subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Term Note will not give rise to a non-exempt prohibited transaction under
Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.
The Purchaser of a Warehouse Note represents and warrants to the Indenture
Trustee that the following statement is true and correct: the Purchaser is not acquiring the Warehouse Note with the plan assets of a Benefit Plan Investor.

            4.  This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                                       B-2

            IN WITNESS WHEREOF, each of the parties have caused this document to be executed by their duly authorized officers as of the date set forth below.

_____________________________________    _______________________________________
Seller                                   Purchaser

By:__________________________________    By:____________________________________
   Name:                                    Name:
   Title:                                   Title:
   Taxpayer Identification No._______       Taxpayer Identification No._________

Date:________________________________    Date:__________________________________

                                       B-3

                                                            ANNEX 1 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Purchasers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to the parties identified in
Section 2 of the attached Investment Letter:

            1.    As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other senior executive officer of the Purchaser.

            2.    The Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A")
because (i) the Purchaser owned and/or invested on a discretionary basis
$__________________(1) in securities (except for the excluded securities referred to in paragraph 3 below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii)
the Purchaser satisfies the criteria in the category marked below.

____  Corporation. etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), a Massachusetts or similar business trust, a partnership, or a charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____  Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of
      Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial Statements, a copy of which is attached hereto.

____  Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial Statements, a copy of which is attached hereto.

____  Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____  Insurance Company. The Purchaser is organized as an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to supervision by the insurance, commissioner or a similar official or agency of a State, territory or the District of
      Columbia.

____  State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____  ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____  Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

__________________
1     Buyer must own and/or invest on a discretionary basis at least
      $100,000,000 in securities unless Buyer is a dealer registered pursuant to
      Section 15 of the Securities Exchange Act of 1934, and, in that case,
      Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                       B-4

            3.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the
Purchaser is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser (except as provided in Rule
144A(a)(3)) and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the
Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial Statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the
Purchaser's direction. However, such securities were not included if the
Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange
Act of 1934.

            5.    The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the Statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

____   ____     Will the Purchaser be purchasing the
 Yes    No      Note only for Purchaser's own account?

            6.    If the answer to the foregoing question is "no", the Purchaser agrees that, in connection with, any purchase of securities sold to the
Purchaser for the account of a third party (including any separate account) in reliance on Rule 144A, the Purchaser will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Purchaser agrees that the Purchaser will not purchase securities for a third party unless the Purchaser has obtained a certificate from such third party substantially identical to this certification or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7.    The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Purchaser's purchase of the Note will constitute a reaffirmation of this certification as of the date of such purchase.

                                      _____________________________________
                                      Print Name of Purchaser

                                      By:__________________________________
                                      Name:
                                      Title:

                                      Date:________________________________

                                       B-5

                                                            ANNEX 2 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Purchasers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows to the parties identified in Section 2 of the attached Investment Letter:

            1. As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President or other senior executive officer of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A")
because Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. The Purchaser is a "qualified institutional buyer" as defined in
SEC Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the
Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's
Family of Investment Companies, the cost of such securities was used (except as provided in Rule 144(a)(3)).

____  The Purchaser owned $_______________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with
      Rule 144A).

____  The Purchaser is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof), except for a unit investment trust whose assets consist solely of shares on one or more registered investment companies that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other), or, in the case of unit investment trusts, the same depositor.

            4.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Purchaser or are part of the
Purchaser's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5.    The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and the other parties related to the Note are relying and will continue to rely on the Statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.

            6.    The undersigned will notify the parties addressed the
Purchaser Letter to which this certification relates of any changes in the information and conclusions herein. Until such notice, the

                                       B-6

Purchaser's purchase of the Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      _____________________________________
                                      Print Name of Purchaser or Adviser

                                      By:________________________________
                                         Name:
                                         Title:

                                      IF AN ADVISER:

                                      _____________________________________
                                         Print Name of Purchaser

                                      Date:

                                       B-7

                                    EXHIBIT C

                            FORM OF CONTROL AGREEMENT

                      SECURITIES ACCOUNT CONTROL AGREEMENT

                              ([________] Account)

            This Securities Account Control Agreement dated as of [_____], 20__
(this "Agreement") among TAL ADVANTAGE I LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Debtor"),
U.S. BANK NATIONAL ASSOCIATION, a national banking organization, not in its individual capacity, but solely as Indenture Trustee under the Indenture (the
"Secured Party"), and U.S. BANK NATIONAL ASSOCIATION, acting as the securities intermediary (the "Securities Intermediary") is entered into pursuant to the provisions of Section 303(b) of that certain Amended and Restated Indenture, dated as of April 12, 2006, between the Debtor and the Secured Party (the
"Indenture"). Capitalized terms used but not defined herein shall have the meaning assigned to them in the Indenture. All references herein to the "UCC"
shall mean the Uniform Commercial Code as in effect in the State of New York.

            Section 1.      Establishment of Securities Accounts. The Securities
Intermediary hereby confirms and agrees that:

            (a)     The Securities Intermediary has established an account
numbered [_____________], in the name "TAL ADVANTAGE I LLC" and maintained in the State of Minnesota (such account and any successor account, the "Securities
Account");

            (b)     All property delivered to the Securities Intermediary
pursuant to the Indenture shall be promptly credited to the Securities Account;
and

            (c)     The Securities Account is an account to which financial
assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as the owner and as being entitled to exercise the rights that comprise any financial asset credited to the account.

            Section 2.      "Financial Assets" Election. The Securities
Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or uninvested funds) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102 (a)(9) of the UCC.

            Section 3.      Entitlement Orders. If at any time the Securities
Intermediary shall receive an "entitlement order" (within the meaning of Section
8-102(a)(8) of the UCC) from the Secured Party directing transfer or redemption of any financial asset relating to the Securities Account, the Securities
Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.

            Section 4.      Subordination of Lien, Waiver of Set-Off. In the
event that the Securities Intermediary has, or subsequently obtains by agreement, by operation of law or otherwise, a security interest in the
Securities Account or any security entitlement credited thereto, the Securities
Intermediary hereby agrees that such security interest shall be subordinate to the security interest created by the Indenture. The financial assets and other items deposited to the Securities Account will not be

                                       C-1

subject to deduction, set-off, banker's lien, or any other right in favor of any person other than as created pursuant to the Indenture.

            Section 5.      Choice of Law. This Agreement and the Securities
Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Securities Intermediary's jurisdiction (as defined in Section
8-110 of the UCC).

            Section 6.      Conflict with Other Agreements.

            (a)     In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

            (b)     No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing, signed by all of the parties hereto and consented to in writing by the
Requisite Global Majority.

            (c)     The Securities Intermediary hereby confirms and agrees that:

            (i)     There are no other agreements entered into between the
Securities Intermediary and the Debtor or any other person with respect to the
Securities Account;

            (ii)    It has not entered into, and until the termination of this
Agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any financial asset credited thereto pursuant to which it has agreed to comply with entitlement orders of such other person; and

            (iii)   It has not entered into, and until the termination of this
Agreement will not enter into, any agreement with the Debtor or the Secured
Party purporting to limit or condition the obligation of the Securities
Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

            Section 7.      Adverse Claims. Except for the claims and interest
of the Secured Party and of the Debtor in the Securities Account, the Securities
Intermediary does not know of any claim to, or interest in, the Securities
Account or in any financial asset credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities
Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Debtor, the Secured Party, the Manager, each Series
Enhancer and each Interest Rate Hedge Counterparty (as identified to the
Securities Intermediary by the Debtor from time to time) hereof.

            Section 8.      Maintenance of the Securities Account. In addition
to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

            (a)     Sole Control. The parties hereto agree that the Secured
Party shall have sole "control" (within the meaning of Section 8-106 of the UCC)
of the Securities Account as of the date hereof, without any additional consent or action by any party whatsoever.

            (b)     Eligible Investments. Until such time as the Securities
Intermediary receives a Notice of Sole Control signed by the Secured Party, the
Securities Intermediary shall make all Eligible Investments in accordance with
Section 303(a) of the Indenture.

                                       B-2

            (c)     Statements and Confirmations. The Securities Intermediary
will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor, the Secured Party, the
Manager, each Series Enhancer and each Interest Rate Hedge Provider at the address referenced in Section 12 of this Agreement.

            (d)     Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue
Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

            Section 9.      Representations, Warranties and Covenants of the
Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

            (a)     The Securities Account has been established as set forth in
Section 1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement;

            (b)     U.S. Bank National Association is, and shall remain for the term of this Agreement, a "securities intermediary" as defined within the meaning of Section 8-102(a)(14) of the UCC and the Securities Account
constitutes a "securities account" within the meaning of Section 8-501(a) of the
UCC;

            (c)     The Securities Intermediary shall not change the name or the account number of the Securities Account without the prior written consent of the Secured Party and prior written notice to the Debtor;

            (d)     This Agreement is the valid and legally binding obligations of the Securities Intermediary;

            (e)     No agreement, within the meaning of Section 357.11(b)(1) of the Treasury Regulations (or substantially similar provisions in other Federal
Regulations) or Section 8-110(e)(1) or Section 9-305 of the Uniform Commercial
Code in respect of the Securities Account or any of such Collateral provides that a jurisdiction other than the State of New York is the jurisdiction of the
Securities Intermediary for purposes of Article 8 or Article 9 of the Uniform
Commercial Code; and

            (f)     The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any financial asset credited thereto pursuant to which the Securities Intermediary has agreed to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

            Section 10.     Granting Clause. As security for all amounts owed
and any remaining payments of interest and principal under the Indenture and the
Series 2006-1 Supplement, the Debtor hereby pledges, assigns and conveys to the
Secured Party for the benefit of the Noteholders, all of its right, title and interest in and to the Securities Account and all securities, cash, investments or other financial assets now or hereafter credited thereto.

            Section 11.     Successors; Assignment. The terms of this Agreement
shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs

                                       B-3

and personal representatives who obtain such rights solely by operation of law.
The Secured Party may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

            Section 12.     Notices. Any communication, notice or demand to be
given hereunder shall be duly given hereunder if given in the form and manner, and delivered to the address set forth in the Indenture (with a copy of such communication, notice or demand to each Series Enhancer to the address set forth in the related Enhancement Agreement), or in such other form and manner or to such other address as shall be designated by any party hereto to each other party hereto in a written notice delivered in accordance with the terms of the
Indenture.

            Section 13.     Termination. The rights and powers granted herein to
the Secured Party, granted in order to perfect its security interest in the
Securities Account, are powers coupled with interest and will neither be affected by the bankruptcy of the Debtor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Secured Party in the Securities Account have been terminated pursuant to the terms of this Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing. The
Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Securities Intermediary upon the request of the
Debtor on or after the termination of the Secured Party's security interest in the Securities Account pursuant to the terms of this Agreement. Notwithstanding the foregoing, the Securities Intermediary may resign in the event that U.S.
Bank National Association ceases to be the Indenture Trustee.

            Section 14.     Counterparts. This Agreement may be executed in any
number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. A facsimile counterpart shall be effective as an original.

            Section 15.     No Implied or Increased Duties. Nothing herein shall
imply or impose upon the Securities Intermediary any duties, obligations, responsibilities or liabilities, other than those duties and responsibilities expressly agreed to herein and those as may be imposed upon a securities intermediary under the UCC (or other applicable law); and in that regard, the
Securities Intermediary shall be entitled to all of the protections and benefits afforded to or available to a securities intermediary under the UCC (and other applicable law). Without limiting the generality of the foregoing, nothing herein shall impose or imply on the part of the Securities Intermediary any duties of a fiduciary nature, or any of the duties, responsibilities or liabilities of the Administrative Agent under the Administration Agreement.

            Section 16.     Rights, Duties, etc.; No Implied Covenants;
Investigation.

            (a)     Rights, Duties, etc. The acceptance by the Securities
Intermediary of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the Securities Intermediary's rights, duties, liabilities and immunities hereunder:

            (i)     The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine;

            (ii)    The Securities Intermediary may consult with and obtain
advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or

                                       B-4

otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it;

            (iii)   The Securities Intermediary shall not be liable for any
error of judgment or for any act done or step taken or omitted except in the case of its negligence, willful misconduct or bad faith;

            (iv)    The Securities Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

            (v)     The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities
Intermediary hereunder; and

            (vi)    The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the
Securities Intermediary.

            (b)     No Implied Covenants. No implied covenants or obligations on the part of the Securities Intermediary shall be incorporated into this
Agreement. If in one or more instances the Securities Intermediary takes any action or assumes any responsibility not specifically delegated to it hereunder, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the
Securities Intermediary that it will take the same or similar action or assume the same or similar responsibility in any other instance.

            (c)     Investigation. The Securities Intermediary shall not be
bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Debtor or the Administrative Agent;
provided, however, that if the payment within a reasonable time to the
Securities Intermediary of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the
Securities Intermediary, not reasonably assured to the Securities Intermediary pursuant to the terms of this Agreement, the Securities Intermediary may require reasonable indemnity from the Debtor against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Debtor or, if paid by the Securities
Intermediary, the reasonable expenses thereof which are documented in reasonable detail shall be repaid by the Debtor upon demand from the Debtor's own funds.

            Section 17.     Indemnification. The Debtor shall indemnify and hold
the Securities Intermediary and its directors, officers, employees and agents harmless against any loss, liability or expense (including the reasonable and documented costs and expenses of defending against any claim of liability)
arising out of or in connection with this Agreement or any action or inaction of the Securities Intermediary or any such person hereunder, except such loss, liability or expense of any such person which shall result from its own negligence, bad faith or willful misconduct. The obligation of the Debtor under this section shall survive the termination of this Agreement.

            Section 18.     Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION
CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR

                                       B-5

STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO
HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF
VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF
THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION
OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            Section 19.     No Petition. The Securities Intermediary hereby
covenants that it will not institute (or cause or direct or solicit any Person to institute) against the Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least one (1) year and one (1) day after the later of (a) the last date on which any Note of any Series was Outstanding and (b) the date on which all amounts owing to the Series Enhancers pursuant to the terms of the Indenture and the
Insurance Agreements have been paid in full.

                                       B-6

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       B-7

                                    EXHIBIT D

    DEPRECIATION POLICY FOR MANAGED CONTAINERS (NOT SUBJECT TO FINANCE LEASE)

Managed Containers (not subject to a Finance Lease) shall be recorded at their
Original Equipment Cost. All such Managed Containers (other than refrigerated
Containers) will be depreciated on a straight-line basis from the beginning of the month following the month in which such Container was accepted over 12 years to a 32% residual value. All refrigerated Containers will be depreciated on a straight-line basis from the beginning of the month following the month in which such Container was accepted over 12 years to a 20% residual value.

The foregoing notwithstanding, any portion of the Original Equipment Cost of such Managed Container that is attributable to an improvement to such Managed
Container pursuant to clause (iii) of the definition of "Original Equipment
Cost", shall be depreciated on a straight-line basis from the beginning of the month following the month in which such improvement was accepted over the remaining depreciation period of such Managed Container to the applicable residual value mentioned above.

                                       D-1

                                    EXHIBIT E

                         FORM OF ASSET BASE CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------
TAL ADVANTAGE 1, LLC

      ASSET BASE CERTIFICATE

----------------------------------------------------------------

           EXISTING CONTAINERS

      NET BOOK VALUE DRY CONTAINERS
      NET BOOK VALUE REEFER CONTAINERS
      NET BOOK VALUE SPECIAL CONTAINERS                                                                          ___________________

           Total Credit Net Book Value

      Net Book Value of Existing Containers on Finance Lease

      Prepaid equipment

      Net Book Value of Leases with Purchase Options

      Receivables resulting from the sale of Existing Containers

      Net Book Value of Existing Containers

      Less Payables Outstanding
      Dry Containers Payables Outstanding
      Reefer Containers Payables Outstanding
      Special Containers Payables Outstanding                                                                    ___________________
      Total Payables Outstanding

      Total Net Book Value of Eligible Containers

      Eligible Containers to be paid with this funding

      Total Net Book Value of Eligible Containers at determination date

------------------------------------------------------------------------------------------------------------------------------------

      ASSET BASE CALCULATION
      Net Book Value of Eligible Existing Containers
      Existing Container Advance Rate
      Asset Base Attributable to Existing Containers
                                                                                                                 -------------------
      ASSET BASE
                                                                                                                 -------------------
      Restricted Cash Amount                                                                      Balance x 100%
                                                                                                                 -------------------
      TOTAL ASSET BASE
                                                                                                                 ===================
      OUTSTANDING AND AVAILABILITY
      Asset Base as of the Date of Determination
      Commitment under the Facility
      Lesser of the Asset Base and the Commitment under the Facility

      Outstanding Amount under Series 2006-1
      (Pay down)/Borrow
      Net Amount under Series 2006-1

      Outstanding Amount under Warehouse Facility
      (Pay down)/Borrow
      Net Amount under Warehouse Facility

      Amount Available to be Drawn                                                                               -------------------
      Drawdown Request
                                                                                                                 -------------------
                                                                                                                 -------------------
      AVAILABILITY AFTER DRAWDOWN REQUEST
                                                                                                                 ===================

------------------------------------------------------------------------------------------------------------------------------------

      CONCENTRATION LIMITS COMPLIANCE
      Aggregate Net Book Value

                                                                        CONCENTRATION LIMIT      CURRENT VALUE     EXCESS OF LIMITS
                                                                        ------------------------------------------------------------

      Top 3 Lessees
      Single Lessees Concentrations
      Refrigerated Container Concentration
      Special Container Concentration
      Finance Lease Concentration
      Non-monthly Rental Payments
      Non-U.S. Currency Rentals
      Non-marine cargo users
      Receivables resulting from the sale of Existing
        Containers

      TOTAL NET BOOK VALUE OF CONTAINERS IN EXCESS OF CONCENTRATION LIMITS

Borrowers hereby acknowledge that no Designated Event of Default exists, or would exist with the giving of notice or passage of time.

      By:  __________________________________________
           Jeffrey M. Casucci
           Vice President, Treasurer

------------------------------------------------------------------------------------------------------------------------------------

                                       E-1

                                    EXHIBIT F

                      INTEREST RATE HEDGE AGREEMENT POLICY

        The notional balance of any Hedge Agreements entered into with respect to Leases other than Finance Leases shall amortize at an annual rate reasonable consistent with the depreciation rate associated with the Containers then subject to such Leases.

        The notional balance of any Hedge Agreements entered into with respect to Finance Leases shall amortize in a manner consistent with the remaining rental payment on such Finance Leases.

                                       E-1

                                   APPENDIX A

                          MASTER INDEX OF DEFINED TERMS

        Except as otherwise provided herein, all references to any agreement defined in this Appendix A shall be deemed to include such agreement as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms and, where applicable, the terms of the other
Transaction Documents. All references to statutes (including the UCC), rules and regulations shall be deemed to include such statutes, rules and regulations as the same may be from time to time amended, supplemented or otherwise modified, in each case unless otherwise specified herein. All definitions contained or referred to herein shall be equally applicable to both the singular and plural forms of the terms defined. All references to any Person shall include its successors and permitted assigns. All references to "including" are not intended to limit the generality of any description preceding such term and for purposes hereof and of each Transaction Document the rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to those specifically mentioned. This
Appendix A shall be considered to be a part of the Indenture, and may be amended from time to time in accordance with the provisions thereof.

        Accountants Report: This term shall have the meaning set forth in
Section 4.1.6 of the Management Agreement.

        Account Debtor: Any "account debtor", as such term is defined in the
UCC.

        Accounts: Any "account," as such term is defined in the UCC.

        Actual Net Operating Income: This term shall have the meaning set forth in Section 5.1.1 of the Management Agreement.

        Adjusted Net Book Value: With respect to any Managed Containers being sold, an amount equal to (x) the sum of the respective Net Book Values of such
Managed Containers at the time of sale, minus (y) any insurance proceeds, amounts paid by lessees or other Collections received by the Issuer in respect of any damage to such Managed Container which was not repaired prior to sale or in respect of any failure of the lessee to make repairs which were not made prior to sale.

        Administration Agreement: The Amended and Restated Administration
Agreement, dated as of April 12, 2006, among the Issuer, TAL, the Administrative
Agent and the Indenture Trustee, as such agreement shall be modified or supplemented from time to time in accordance with its terms.

        Administrative Agent: Fortis Capital Corp., a Connecticut corporation, and its permitted successors and assigns.

        Administrative Agent Fee: This term shall have the meaning given thereto in the Administration Agreement.

        Advance Rate: Eighty-two percent (82%).

        Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, control, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting

securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

        Aggregate Net Book Value: As of any date of determination, the sum of the Net Book Values (such Net Book Values to be measured as of the last day of the month immediately preceding such date of determination) of all Eligible
Containers.

        Aggregate Note Principal Balance: As of any date of determination, an amount equal to the sum of the then unpaid principal balance of all Series of
Notes then Outstanding.

        Ancillary Fees: All fees paid to and received by the Manager under Lease
Agreements for drop-off, pick-up or repositioning charges, handling fees, repair payments and repair insurance fees which are attributable to the Managed
Containers.

        Applicable Law: With respect to any Person or Managed Container, all existing laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental
Authority and judgments, decrees, injunctions, writs, or orders of any court, arbitrator or other administrative, judicial, or quasi judicial tribunal or agency of competent jurisdiction applicable to such Person or Managed Container.

        Asset Base: As of any date of determination, an amount equal to the sum of (a) the product of (i) the Advance Rate times (ii) the sum of (A) the
Aggregate Net Book Value, plus (B) up to the Receivables Threshold of receivables resulting from the sale or other disposition of one or more Eligible
Containers that were either owned by the Issuer or subject to a Finance Lease for which the Issuer is the lessor, so long as such receivables were not outstanding for more than 60 days (measured from the issue date of such receivables), plus (b) the amount on deposit in the Restricted Cash Account, such amount to be determined after giving effect to all withdrawals from and deposits to the Restricted Cash Account on such date, plus (c) the amount on deposit in the Temporary Loss Account, such amount to be determined after giving effect to all withdrawals from and deposits to the Temporary Loss Account on such date.

        Asset Base Certificate: A certificate with appropriate insertions setting forth the components of the Asset Base, as of the last day of the month for which such certificate is submitted, which certificate shall be substantially in the form attached as Exhibit E to the Indenture and shall be certified by an Authorized Signatory of the Manager.

        Asset Base Deficiency: As of any Payment Date, the condition that exists if the Aggregate Note Principal Balance (calculated after giving effect to all payments of Minimum Principal Payment Amounts and Scheduled Principal Payment
Amounts to be paid on such Payment Date) exceeds the Asset Base. If such term is used in a quantitative context, the amount of the Asset Base Deficiency shall be equal to the amount of such excess.

        Authorized Officer: Any of the chief executive officer, president, chief financial officer, treasurer, general counsel or other senior officer of the
Manager.

        Authorized Signatory: Any Person designated in a certificate of a secretary or assistant secretary of a Person (or, in the case of a Person that is a limited liability company, any Person designated in a certificate of a secretary or assistant secretary of the manager of such limited liability company) or by written notice by such Person delivered to the Indenture Trustee and the related Series Enhancer, if any, as authorized to execute documents and instruments on behalf of such Person.

                                       E-2

        Available Distribution Amount: This term shall have the meaning set forth in Section 302(c) of the Indenture.

        Bankruptcy Code: The Bankruptcy Reform Act of 1978, as amended.

        Benefit Plan: An "employee benefit plan" as defined in Section 3(3) of
ERISA that is subject to Title I of ERISA, a "plan" within the meaning of
Section 4975(e)(1) of the Code or an entity whose underlying assets include
"plan assets" of any of the foregoing by reason of an employee benefit plan's or plan's investment in such entity.

        Benefit Plan Investor: An "employee benefit plan" as defined in Section
3(3) of ERISA whether or not it is subject to Title I of ERISA, a "plan" within the meaning of Section 4975(e)(1) of the Code or an entity whose underlying assets include "plan assets" of any of the foregoing by reason of an employee benefit plan's or plan's investment in such entity.

        Book-Entry Custodian: The Person appointed pursuant to the terms of the
Indenture to act in accordance with that certain agreement such Person has with the Depositary, in which the Depositary delegates its duties to maintain the
Global Notes to such Person and authorizes such Person to perform such duties.

        Breakage Costs: With respect to any Series of Notes, this term shall have the meaning set forth in the relevant Supplement.

        Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, London, England, the city in which the
Corporate Trust Office of the Indenture Trustee is located, or the city in which the headquarters of the Administrative Agent is located, are authorized or are obligated by law, executive order or governmental decree to be closed.

        Calculated Sales Percentage: A fraction, expressed as a percentage, (a)
the numerator of which is the Original Equipment Cost of all Eligible Containers
that have been subject to sales since the first date on which the most recent
Series of Warehouse Notes ceases to remain Outstanding and (b) the denominator of which is the sum of (x) the aggregate Original Equipment Cost of all Eligible
Containers as of the first date on which the most recent Series of Warehouse
Notes ceases to remain Outstanding, plus (y) the aggregate Original Equipment
Cost of all Eligible Containers acquired after the first date on which the most recent Series of Warehouse Notes ceases to remain Outstanding which, as of the date of determination, continue to be Eligible Containers.

        Capital Improvements: Any structural changes required to be made to the
Containers so as to comply with applicable governmental or industry standards.

        Casualty Loss: With respect to any Managed Container as of any date of determination, any of the following events or conditions:

        (i)     total loss or destruction thereof;

        (ii)    theft or disappearance thereof without recovery within sixty
                (60) days after such theft or disappearance becomes known to the
                Issuer, the Manager or any of its Affiliates;

        (iii)   damage rendering such Managed Container unfit for normal use and, in the judgment of the Issuer or the Manager, beyond repair at reasonable cost; or

                                       E-3

        (iv)    any condemnation, seizure, forced sale or other taking of title to or use of such Managed Container.

        Casualty Proceeds: Any payment to, or on behalf of, the Issuer in connection with a Casualty Loss.

        CEU: The abbreviation used for cost equivalent unit.

        Change of Control: With respect to the Manager, and without the prior written consent of the Requisite Global Majority, the occurrence of any of the following events: (A) any "Person or "group" (as such terms are used in Section
13(d) and 14(d) of the Exchange Act), other than TAL International Group, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the
Exchange Act) of more than fifty percent (50%) of the voting stock of the
Manager or (B) the Manager consolidates or mergers with or into another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, in any such case, other than any such transaction in which (i) the outstanding voting stock of the Manager is converted into or exchanged for voting stock (other than redeemable capital stock) of the surviving or transferee company or corporation or (ii) TAL
International Group owns, directly or indirectly, not less than a majority of the voting stock of the surviving or transferee company or corporation immediately after such transaction.

        Chattel Paper: Any lease or other chattel paper, as such term is defined in the UCC.

        Claim: This term shall have the meaning set forth in Section 14.1 of the
Management Agreement.

        Class: All Notes having the same rights to payment under the Indenture and any Supplement.

        Closing or Closing Date: This term shall have the meaning set forth in the related Supplement.

        Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

        Collateral: This term shall have the meaning set forth in the Granting
Clause of the Indenture.

        Collection Period: With respect to the first Payment Date, the period commencing on the Initial Closing Date and ending on the last day of the next succeeding calendar month and, for any subsequent Payment Date, the period from and including the first day of the calendar month immediately preceding the calendar month in which such Payment Date occurs through and including the last day of such calendar month.

        Collections: With respect to any Collection Period, an amount equal to the sum of all payments of Estimated Net Operating Income (including any adjustment payments with respect thereto) received by the Issuer pursuant to the terms of Section 5.1.1 of the Management Agreement actually received by, or on behalf of, the Issuer with respect to the Managed Containers during such
Collection Period, and, to the extent not included in the foregoing, all
Casualty Proceeds, Sales Proceeds and Warranty Purchase Amounts actually received by the Issuer during such Collection Period. Collections for any
Collection Period shall include any of the foregoing amounts which are received in any Collection Period but which are deposited in the Trust Account (within the time required by Section 302 of the Indenture) during the immediately succeeding Collection Period; provided, however, that with respect to any rental or other payments received from a lessee during a particular Collection Period which relate to a future Collection Period, such advance payments shall constitute "Collections" in the future Collection Period to which

                                       E-4

such amounts relate and shall not constitute "Collections" in the Collection
Period in which such amounts are received.

        Commercial Tort Claim: Any commercial tort claim, as such term is defined in the UCC.

        Commitment: This term shall have the meaning given to such term, if applicable, in the related Supplement.

        Commitment Fee: This term shall have the meaning given to such term, if applicable, in the related Supplement.

        Competitor: Any Person engaged and competing with any of the Issuer or the Manager in the container or chassis leasing business; provided, however, that in no event shall any insurance company, bank, bank holding company, savings institution or trust company, fraternal benefit society, pension, retirement or profit sharing trust or fund, or any collateralized bond obligation fund or similar fund (or any trustee of any such fund) or any holder of any obligations of any such fund (solely as a result of being such a holder)
be deemed to be a Competitor unless such Person or any of its Affiliates are directly and actively engaged in the operation of a container or chassis leasing business.

        Concentration Account: A bank account to which lessees are instructed to make payments in respect of Managed Containers. As of the Initial Closing Date,
the Concentration Account is both of the accounts numbered 40523885 and 35537713 at Citibank, N.A.

        Concentration Finance Lease: Any Lease for a container that was purchased directly from the manufacturer and whose initial Lease Agreement provides the lessee the right or option to purchase the Container at the expiration of the Lease and whose initial Lease Agreement satisfies the criteria for classification as a capital lease pursuant to GAAP, including Statement of
Financial Account Standards No. 13, as amended.

        Concentration Limits: The following limitations on the types of
Containers eligible to be an Eligible Container (which limitations shall be applied on each Transfer Date and shall be calculated so as to give effect to the transfer under consideration), as modified from time to time but only with prior satisfaction of the Rating Agency Condition (or, if no Series of Notes is
then rated, with the consent of the Administrative Agent):

                (a)     Maximum Concentration of Dry Freight Special Containers.
The sum of the Net Book Values of all Eligible Containers that are Specialized
Containers (other than refrigerated Containers) shall not exceed fifteen percent
(15%) of the Aggregate Net Book Value;

                (b)     Maximum Concentration of Refrigerated Containers. The
sum of the Net Book Values of all Eligible Containers that are refrigerated
Containers (either 20', 40' or 40' high cube) shall not exceed forty percent
(40%) of the Aggregate Net Book Value;

                (c)     Maximum Concentration of Concentration Finance Leases.

                        (i)     The sum of the Net Book Values of all Eligible
        Containers that are subject to a Concentration Finance Lease shall not exceed ten percent (10%) of the Aggregate Net Book Value;

                                       E-5

                        (ii)    The sum of the Net Book Values of all Eligible
        Containers then on Lease to any single lessee that are subject to a
        Concentration Finance Lease shall not exceed five percent (5%) of the
        Aggregate Net Book Value;

                (d)     Maximum Concentration of Non-Monthly Rental Payments.
The sum of the Net Book Values of all Eligible Containers subject to Lease
Agreements for which rentals are payable less frequently than monthly shall not exceed five percent (5%) of the Aggregate Net Book Value;

                (e)     Maximum Concentration of Non-U.S. Currency Rentals. The
sum of the Net Book Values of all Eligible Containers subject to Lease
Agreements for which rentals are payable in a currency other than Dollars and which are not the subject of a Currency Hedge Agreement shall not exceed two percent (2%) of the Aggregate Net Book Value;

                (f)     Maximum Concentration of Non-Marine Cargo Users. The sum
of the Net Book Values of all Eligible Containers subject to Lease Agreements under which the lessee is a Person that is not a marine cargo user shall not exceed seven percent (7%) of the Aggregate Net Book Value;

                (g)     Maximum Concentration of any Three Lessees. The sum of
the Net Book Values of all Eligible Containers then on lease to any three lessees shall not exceed fifty percent (50%) of the then Aggregate Net Book
Value; provided, however, that if two or more lessees shall engage in any transaction (whether through merger, consolidation, stock sale, asset sale or otherwise) pursuant to which a lessee shall become the owner of, or interest holder in, any other lessee's leasehold interests in one or more Containers and the effect of such transaction is to cause a breach of the foregoing threshold, then the foregoing threshold shall on the effective date of such transaction be increased to an amount equal to the quotient, expressed as a percentage, (x) the numerator of which shall equal the sum of (A) the sum of the Net Book Values of all Managed Containers on lease to such transacting lessees immediately prior to such transaction, and (B) the sum of the Net Book Values of all Managed
Containers then on lease to the two other lessees having the most Managed
Containers then on lease with the Issuer (measured by Net Book Value) and (y)
the denominator of which shall equal the then Aggregate Net Book Value); and
provided further that, if the foregoing limitation has been increased above fifty percent (50%) by operation of the above proviso, then any additional
Managed Containers subsequently leased to any of such three lessees shall not be considered Eligible Containers until such time as the sum of the Net Book Values of all Managed Containers then on lease to such three lessees does not exceed an amount equal to fifty percent (50%) of the then Aggregate Net Book Value;

                (h)     Maximum Concentration for any Single Lessee. The sum of
the Net Book Values of all Eligible Containers then on Lease to any single lessee shall not exceed an amount equal to (A) with respect to any of the lessees set forth in Schedule I to the Indenture, the percentage of the
Aggregate Net Book Value set opposite the name of such lessee on such schedule, and (B) with respect to any lessee not covered by clause (A), five percent (5%)
of the then Aggregate Net Book Value; provided, however, that if two or more lessees shall engage in any transaction (whether through merger, consolidation, stock sale, asset sale or otherwise) pursuant to which a lessee shall become the owner of, or interest holder in, any other lessee's leasehold interests in one or more Eligible Containers, the foregoing threshold set forth in clauses (A)
and (B) shall on the effective date of such transaction be increased with respect to such acquiring or, in the case of a merger, surviving lessee to equal the greater of (i) the sum of the applicable percentage limitations for the transacting lessees as set forth in clauses (A) and (B) above, and (ii) a quotient, expressed as a percentage, (x) the numerator of which shall equal the sum of the Net Book Values of all Managed Containers on Lease to such transacting lessees immediately prior to such transaction and (y) the denominator of which shall equal the then Aggregate Net Book Value).

                                       E-6

        Consolidated EBIT to Consolidated Cash Interest Expense Ratio: This term shall have the meaning given to such term in the Credit Agreement, as in effect on the Closing Date for the Series 2005-1 Supplement.

        Consolidated Funded Debt: This term shall have the meaning given to such term in the Credit Agreement, as in effect on the Closing Date for the Series
2005-1 Supplement.

        Consolidated Tangible Net Worth: This term shall have the meaning given to such term in the Credit Agreement, as in effect on the Closing Date for the
Series 2005-1 Supplement.

        Container: Any marine and maritime container (including dry cargo containers, refrigerated containers (including the associated refrigeration machine), generator sets, gps devices and Specialized Containers) to which any
Person either (i) has good title and that is held for lease or sale or (ii) is lessor under any Finance Lease.

        Container Fleet: At any time, the fleet of Containers owned or managed by TAL.

        Container Identification Number: The unique alpha-numeric reference assigned to a Managed Container which is painted on or affixed to such Managed
Container.

        Container Management System: The "TERMS 2000" equipment tracking and billing system used by the Manager and any upgrade of, successor to, or replacement for, such system.

        Container Related Agreement: Any agreement relating to the Managed
Containers or agreements relating to the use or management of such Managed
Containers whether in existence on the Initial Closing Date or thereafter acquired, including, but not limited to, all Leases, the Management Agreement, the Contribution and Sale Agreement and the Chattel Paper to the extent it arises out of or in any way relates to the Managed Containers now owned or hereafter acquired by the Issuer.

        Container Representations and Warranties: With respect to each
Container, the representations and warranties of the Seller as set forth in paragraphs (v) through (hh) inclusive of Section 3.01 of the Contribution and
Sale Agreement.

        Container Revenues: For any Collection Period, all amounts paid to and received by the Manager which are attributable to the Managed Containers, including but not limited to (i) per diem rental charges (excluding any prepayments thereof), Ancillary Fees and all charges paid in respect of the
Managed Containers pursuant to Lease Agreements (including, without duplication, payments on Finance Leases in respect of Managed Containers) but excluding
Excluded Amounts, (ii) amounts received from the manufacturers or sellers of the
Managed Containers for breach of sale warranties relating thereto or in settlement of any claims, losses, disputes or proceedings relating to the
Managed Containers, (iii) amounts received from any other Person in settlement of any claims, losses, disputes or proceedings relating to the Managed
Containers, including insurance proceeds relating thereto, and (iv) any insurance premiums relating to the Managed Containers which have been refunded by the insurer. Notwithstanding the foregoing, Container Revenues shall not include Sales Proceeds or Casualty Proceeds.

        Container Transfer Certificate: A Container Transfer Certificate,
substantially in the form of Exhibit B to the Contribution and Sale Agreement, executed and delivered by the Seller and the Issuer in accordance with the terms of the Contribution and Sale Agreement.

        Contingent Obligation: As to any Person, means any obligation of such
Person as a result of such Person being a general partner of any other Person, unless the underlying obligation is expressly made

                                       E-7

non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any
Contingent Obligation shall be deemed to be an amount equal to the lesser of (x)
the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such
Person is required to perform thereunder) as determined by such Person in good faith and (y) the stated amount of such Contingent Obligation.

        Contracts: All contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or
Instruments) in or under which the Issuer may now or hereafter have any right, title or interest, including, without limitation, the Management Agreement, the
Contribution and Sale Agreement, any Interest Rate Hedge Agreements, any
Currency Hedge Agreements and any related agreements, security interests or UCC or other financing statements and, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

        Contribution and Sale Agreement: The Amended and Restated Contribution
and Sale Agreement, dated as of April 12, 2006, between the Seller and the
Issuer, as such agreement shall be amended, modified or supplemented from time to time in accordance with its terms.

        Control Agreement: This term shall have the meaning set forth in Section
303(b) of the Indenture.

        Control Party: This term shall have the meaning set forth in the
Supplement for the related Series.

        Conversion Date: The date of the occurrence of a Conversion Event.

        Conversion Events: With respect to a Series of Warehouse Notes, the occurrence or existence of any of the following events or conditions: (i) the expiration of the stated period of time set forth in the definition of
Conversion Date in the related Supplement, unless such period is extended in accordance with the terms of such Supplement, and (ii) the occurrence of an
Early Amortization Event under any Series of Notes then Outstanding.

        Corporate Trust Office: The principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office shall initially be located at 60 Livingston Avenue, St. Paul,
Minnesota 55107, Mail Code EP-MN-WS3D.

        Credit Agreement: That certain Amended and Restated Credit Agreement, dated as of August 1, 2005, as amended, restated, or otherwise modified in accordance with its terms, among TAL International Container Corporation f/k/a
Transamerica Leasing, Inc., as a borrower, Trans Ocean Ltd., as a borrower,

                                       E-8

Trans Ocean Container Corporation, as a borrower, the lenders from time to time party thereto and Fortis Capital Corp., as administrative agent and collateral agent thereunder.

        Credit and Collection Policy: This term is defined in Section 8.1.11 of the Management Agreement.

        Currency Hedge Agreement: An agreement between the Issuer and the
Currency Hedge Counterparty named therein, including any schedules and confirmations prepared and delivered in connection therewith, each in form and substance acceptable to the Requisite Global Majority and for which the Rating
Agency Condition has been satisfied, with respect to a Lease for which the related lessee is obligated to make payments denominated in a currency other than Dollars pursuant to which (i) the Issuer will receive payments from, or make payments to, the Currency Hedge Counterparty in such currency and (ii)
recourse by the Currency Hedge Counterparty to the Issuer is limited to actual rental payments received under such Lease.

        Currency Hedge Counterparty: Any Eligible Currency Hedge Counterparty or
any counterparty to a currency hedging instrument permitted to be entered into pursuant to the Indenture.

        Data Custodian: This term shall have the meaning set forth in Section
3.10.3 of the Management Agreement.

        Deal Agent: The deal agent or agents identified, if applicable, in each
Supplement.

        Default Fee: The incremental interest specified in the related
Supplement payable by the Issuer resulting from the failure of the Issuer to pay in full any amount due under the Indenture on any Series of Notes Outstanding when such amount becomes due.

        Default Rate: The rate of interest specified in the related Supplement applicable to a Note then earning Default Fee, but in no event to exceed two percent (2%) over the interest rate per annum otherwise then applicable to such
Note.

        Deficiency Amount: With respect to each Series, this term shall have the meaning set forth in the related Supplement.

        Definitive Note: A Note issued in definitive form pursuant to the terms and conditions of Section 202 of the Indenture.

        Deposit Accounts: Any deposit accounts, as such term is defined in the
UCC.

        Depositary: The Depository Trust Company until a successor depositary shall have become such pursuant to the applicable provisions of the Indenture and thereafter "Depositary" shall mean or include each Person who is then a
Depositary thereunder. For purposes of the Indenture, unless otherwise specified pursuant to Section 202 of the Indenture, any successor Depositary shall, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act.

        Depositary Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

        Determination Date: The third Business Day prior to any Payment Date.

                                       E-9

        Direct Operating Expenses: All direct expenses and costs, calculated on an accrual basis in accordance with GAAP, incurred in connection with the ownership, use and/or operation of a Managed Container, including but not limited to: (i) agency costs and expenses; (ii) depot fees, handling, and storage costs and expenses; (iii) survey, maintenance and repair expenses
(including the actual or estimated cost of repairs to be made pursuant to a damage protection plan); (iv) repositioning expense; (v) the cost of inspecting, marking and remarking such Managed Container; (vi) third-party fees for bankruptcy recovery; (vii) legal fees incurred in connection with enforcing rights under the leases of such Managed Container or repossessing such Managed
Container; (viii) insurance expense; (ix) federal, state, local and foreign taxes, levies, duties, charges, assessments, fees, penalties, deductions or withholdings assessed, charged or imposed upon or against such Managed
Container, including but not limited to ad valorem, gross receipts and/or other property taxes imposed against such Managed Container or against the revenues generated by such Managed Container (but not including income taxes imposed on the Manager or any of its Affiliates); (x) expenses, liabilities, claims and costs (including without limitation reasonable attorneys fees) incurred by the
Issuer or the Manager (on behalf of the Issuer) by any third party arising directly or indirectly (whether wholly or in part) out of the state, condition, operation, use, storage, possession, repair, maintenance or transportation of such Managed Container; (xi) expenses and costs (including legal fees) of pursuing claims against manufacturers or sellers of such Managed Container; and
(xii) non-recoverable sales and value-added taxes on such expenses and costs;
provided, however, that in no event shall either of the following be considered a Direct Operating Expense: (a) any selling, general and administrative expenses of TAL International Group, the Issuer or any of their Subsidiaries, or (b) the
Management Fee.

        Disposition Fees: With respect to any Managed Container that (i) has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the product of (x) five percent (5%) and (ii) the Sales Proceeds or
Casualty Proceeds, as the case may be, realized thereon.

        Documents: Any documents, as such term is defined in the UCC.

        Dollars: The lawful money of the United States of America. This definition will be equally applicable to the sign $.

        Early Amortization Event: The occurrence of any of the events or conditions set forth in Section 1201 of the Indenture.

        Eligible Account: Either (a) a segregated account with an Eligible
Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United
States or any of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as the senior securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories no lower than Aa2 or AA, as the case may be, or (c) any account held with the Indenture Trustee.

        Eligible Assignee: Any of the following: (i) a Noteholder; (ii) an
Affiliate of a Noteholder; (iii) any insurance company or commercial banking institution, in each case, that is not a Competitor; and (iv) any other Person
(other than a natural person) approved by the Issuer (such approval not to be unreasonably withheld or delayed).

        Eligible Container: Any Managed Container which, individually or when considered with all Managed Containers then owned by the Issuer that are included in the Asset Base, as the case may be, shall comply with each of the following requirements:

                                      E-10

            (i)     No Liens. The Issuer either (A) has good and marketable
title to such Managed Container, free and clear of all Liens other than (x)
Permitted Encumbrances and (y) a manufacturer's or vendor's lien for the unpaid purchase price of such Managed Container so long as such unpaid purchase price is paid within two Business Days following the later of the acquisition of such
Managed Container by the Issuer or the inclusion of such Managed Container in the Asset Base; or (B) is the lessor of such Managed Container under a Finance
Lease for which the filing specified in Section 2.03(a)(iii) of the Contribution and Sale Agreement has been made and the Issuer has good title to such Finance
Lease free and clear of all Liens other than Permitted Encumbrances; and

            (ii)    Specifications. Such Managed Container substantially
conforms to the standard specifications used by the Manager from time to time for that category of Managed Container and to any applicable standards promulgated by the International Organization for Standardization; and

            (iii)   Container Representations and Warranties. Such Managed
Container complies with the Container Representations and Warranties;
and

            (iv)    Casualty Losses. Such Container shall not have suffered a
Casualty Loss; and

            (v)     Concentration Limits. Such Container, when considered with all other Eligible Containers owned by the Issuer, satisfies the Concentration
Limits; and

            (vi)    Rights of Lessor Are Assignable. The rights of the lessor
under a Lease Agreement to which a Managed Container is subject (including the right to receive payments from end users) are assignable; and

            (vii)   Marketable Title. The Seller shall have had good and
marketable title to such Managed Container other than (x) Permitted
Encumbrances, (y) a manufacturer's or vendor's lien for the unpaid purchase price of such Managed Container so long as such unpaid purchase price is paid within two Business Days following the later of the acquisition of such Managed
Container by the Issuer or the inclusion of such Managed Container in the Asset
Base or (z) a Managed Container that is subject to a Finance Lease under which the Seller is the lessor and the Issuer has good title to such Finance Lease free and clear of all Liens other than Permitted Encumbrances; and

            (viii)  Transfer of Title. The Seller and the Issuer shall have taken all necessary actions to transfer title to such Managed Container (other than if such Managed Container is subject to a Finance Lease for which the
Issuer is the lessor) and all related Leases from the Seller to the Issuer; and

            (ix)    No Violation. The contribution and conveyance of such
Managed Container does not violate any agreement of the Seller; and

            (x)     General Terms. The Lease for such Managed Container shall
contain terms that are not substantially different than the terms typically included in a Lease for a Container in the Container Fleet, it being understood that, as a matter of normal business practice, some lessees of Containers in the
Container Fleet may negotiate Leases that include terms that are more favorable than terms in other leases; and

            (xi)    Adverse Selection. Such Managed Container was not subject to any adverse selection procedures other than as contemplated by the Transaction
Documents by either the Seller or the Manager, whichever may be applicable, in choosing Containers to be transferred to the Issuer.

      Eligible Currency Hedge Counterparty: Any of the following:

                                      E-11

            (A) any bank which has both (x) a long-term unsecured debt rating of at least "A" or better from S&P (so long as any Outstanding Notes are rated by
S&P) and "A2" or better from Moody's (so long as any Outstanding Notes are rated by Moody's) and (y) a short-term unsecured debt rating of "A-1" or better from
S&P (so long as any Outstanding Notes are rated by S&P) and "P-1" or better from
Moody's (so long as any Outstanding Notes are rated by Moody's); or

            (B) any bank or other financial institution (i) which is otherwise acceptable to the Requisite Global Majority and each Series Enhancer which is a
Control Party and (ii) for which the Rating Agency Condition has been satisfied.

      Eligible Hedge Counterparty: Any Eligible Interest Rate Hedge Counterparty
or Eligible Currency Hedge Counterparty, as applicable.

      Eligible Institution: Any one or more of the following institutions: (i)
the corporate trust department of the Indenture Trustee; provided the Indenture
Trustee maintains a long-term unsecured senior debt rating of at least "A" or better from S&P or "A2" or better from Moody's, or (ii) a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (a) which has both (x) a long-term unsecured senior debt rating of not less than AA by S&P and Aa2 by Moody's, and (y) a short-term unsecured senior debt rating rated in the highest rating category by each Rating Agency and (b)
whose deposits are insured by the Federal Deposit Insurance Corporation.

      Eligible Interest Rate Hedge Counterparty: Any of the following:

            (A) any bank which has both (x) a long-term unsecured debt rating of at least "A" or better from S&P (so long as any Outstanding Notes are rated by
S&P) and "A2" or better from Moody's (so long as any Outstanding Notes are rated by Moody's) and (y) a short-term unsecured debt rating of "A-1" or better from
S&P (so long as any Outstanding Notes are rated by S&P) and "P-1" or better from
Moody's (so long as any Outstanding Notes are rated by Moody's); or

            (B) any bank or other financial institution (i) which is otherwise acceptable to the Requisite Global Majority and each Series Enhancer which is a
Control Party and (ii) for which the Rating Agency Condition has been satisfied.

      Eligible Investments: One or more of the following:

            (i)     direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (ii)    demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the
United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities;
provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company)
thereof shall be rated "A-1+" by S&P and "Prime 1" by Moody's;

            (iii)   commercial paper that, at the time of the investment or
contractual commitment to invest therein, is rated "A-1+" by S&P and
"Prime 1" by Moody's;

                                      E-12

            (iv)    bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

            (v)     repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (x)
a depository institution or trust company (acting as principal) described in clause (ii) or (y) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated "A-1+"
by S&P and "Prime 1" by Moody's and long-term unsecured debt obligations are rated "AAA" by S&P and "Aaa" by Moody's; and

            (vi)    money market mutual funds registered under the Investment
Company Act of 1940, as amended (including funds for which an Affiliate of the
Indenture Trustee is acting as investment advisor), having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby.

      Enhancement Agreement: Any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

      Entitlement Order: This term shall have the meaning set forth in the UCC.

      Equipment: This term shall have the meaning set forth in the UCC.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Affiliate: With respect to any Person, any other Person with respect to which it is a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414(b) or (c) of the
Code.

      Estimated Net Operating Income: This term shall have the meaning set forth in Section 5.1.1 of the Management Agreement.

      Eurodollar Reserve Percentage: As of any date of determination, the reserve percentage applicable on such day under regulations issued from time to time by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for any Noteholder or Liquidity Bank (or any of its participants) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D of the Federal
Reserve Board, as in effect from time to time) and having a term equal to the
Interest Accrual Period.

      Event of Default: This term has the meaning set forth in Section 801 of the Indenture.

      Excess Deposit: This term has the meaning set forth in Section 5.1.1 of the Management Agreement.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

                                      E-13

      Excluded Amounts: Any payments received from the lessee under a Lease in connection with any taxes, fees or other charges imposed by any Governmental
Authority, or indemnity payments for the benefit of the originator of such Lease in its individual capacity made pursuant to such Lease.

      Existing Commitment: With respect to any Series, either or both of the following: (A) before the Conversion Date for any Series of Warehouse Notes,
with respect to each Series of Notes Outstanding the aggregate Initial
Commitment with respect to such Series of Notes, consisting of one or more classes, expressed as a dollar amount, as set forth in the related Supplement and subject to reduction from time to time in accordance with the related
Supplement, and/or (B) after the Conversion Date for any Series of Warehouse
Notes, with respect to each Series of Notes Outstanding the then unpaid principal balance of the Notes of such Series. For the avoidance of doubt, the
Existing Commitment for any Series of Notes that does not provide for additional fundings by the Noteholders after its Issuance Date shall at all times equal its then unpaid principal balance.

      Expected Final Maturity Date: If applicable to any Series, the date on which the principal balance of the Outstanding Notes of such Series is expected to be paid in full. The Expected Final Maturity Date for a Series shall be set forth in the related Supplement.

      FASB 133: Statement of Financial Accounting Standards No. 133 -
"Accounting for Derivative Instruments and Hedging Activities" issued by the
Financial Accounting Standards Board.

      Fair Market Value: With respect to any asset (including a Container), shall mean the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, which amount shall be determined in good faith by the board of directors or other governing body or, pursuant to a specific delegation of authority by such board of directors or governing body, a designated senior executive officer of the Issuer, the Manager or the Seller.

      Federal Reserve Bank: One of the twelve regional banks operated by the
Federal Reserve System established by the Federal Reserve Act of 1913 to regulate the U. S. monetary and banking system.

      Federal Reserve Board: The Board of Governors of the Federal Reserve
System or any successor thereto.

      Finance Lease: Any Lease for a container that is classified as a
"financing lease" pursuant to GAAP, including Statement of Financial Accounting
Standards No. 13, as amended.

      Funding Notice: With respect to each Series of Notes, this term, if applicable, shall have the meaning given to such term in the Note Purchase
Agreement for such Series of Notes.

      Financial Assets: This term shall have the meaning set forth in the UCC.

      General Intangibles: Any "general intangibles", as such term is defined in the UCC.

      Generally Accepted Accounting Principles or GAAP: Those generally accepted accounting principles and practices which are recognized as such by the American
Institute of Certified Public Accountants acting through its Accounting
Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof consistently applied as to the party in question.

      Global Notes: Collectively, the Rule 144A Global Notes, the Temporary
Regulation S Global Notes and the Permanent Regulation S Global Notes.

                                      E-14

      Governmental Authority: Any of the following: (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b)
any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal to whose jurisdiction that Person has consented.

      Grant: To grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and perfect a security interest in and right of set-off against, deposit, set over and confirm.

      Hedge Agreement: Any Interest Rate Hedge Agreement or Currency Hedge
Agreement, as applicable.

      Hedge Counterparty: Any Interest Rate Hedge Counterparty or Currency Hedge
Counterparty, as applicable.

      Hedging Requirement: This term shall have the meaning set forth in Section
628 of the Indenture.

      Holder: This term shall have the same meaning as Noteholder.

      Incentive Arrangements. Any (a) earn-out agreements, (b) stock appreciation rights, (c) "phantom" stock plans, (d) employment agreements, (e)
non-competition agreements and (f) incentive and bonus plans entered into by the
Issuer for the benefit of, and in order to retain, executives, officers or employees of Persons or businesses.

      Increased Costs: Any fee, expense or increased cost actually charged to or incurred by an Indemnified Party for which such Indemnified Party is entitled to compensation pursuant to the provisions of the related Supplement.

      Indebtedness: With respect to any Person without duplication, means (i)
all indebtedness (including principal, interest, fees and charges) of such
Person for borrowed money, (ii) all obligations of such Person in respect of letters of credit, bankers' acceptances, and bank guaranties issued for the account of such Person, (iii) all indebtedness of the types described in clause
(i), (ii), (iv), (v) or (vi) of this definition secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the lesser of (A) the outstanding amount of such
Indebtedness and (B) the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount of all capitalized lease obligations of such Person, (v) all Contingent
Obligations of such Person, (vi) as of any date of determination, all obligations under any interest rate hedging or under any similar type of agreement to the extent of the amount due if such agreement were to be terminated on such date of determination, and (vii) all obligations of such
Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are either (x) not overdue by 90 days or more or (y) being contested in good faith by appropriate proceedings promptly instituted and diligently conducted).

      Indemnified Party: This term shall have the meaning set forth, if applicable, in the related Supplement.

                                      E-15

      Indemnity Amounts: Indemnity payments to the Holders of the Notes (or their related creditor liquidity providers), or any Series Enhancer or any
Interest Rate Hedge Counterparty or any Currency Hedge Counterparty for
increased costs, funding costs, breakage costs, taxes, other taxes, expenses or other indemnity payment, including, without limitation, the amounts payable pursuant to the provisions of the related Supplement.

      Indenture: The Amended and Restated Indenture, dated as of April 12, 2006, between the Issuer and the Indenture Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

      Indenture Trustee: The Person performing the duties of the Indenture
Trustee under the Indenture, initially, U.S. Bank National Association and any successors and assigns thereof.

      Indenture Trustee's Fees: This term shall have the meaning set forth in
Section 905 of the Indenture.

      Independent: A natural person who at the date of his appointment as a manager, director or officer possesses the following qualifications: (a) has prior experience as an independent director or manager for a corporation or a limited liability company, the corporate instruments of which require the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of proceedings against it or could file a petition seeking relief under any applicable bankruptcy or insolvency law; and (b) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; provided always that such individual at the date of such individual's appointment as such manager, director or officer, or at any time in the preceding five years, or during such person's tenure shall not be: (i) an employee, director, shareholder, manager, partner or officer of TAL or an affiliate thereof (other than such person's service as an independent director or manager of TAL or an affiliate thereof); (ii) a customer or supplier of TAL or an affiliate thereof; (iii) a beneficial owner at the time of such individual's appointment as an independent manager, or at any time thereafter while serving as an independent manager, of more than 2% of the voting securities of TAL or an affiliate thereof; (iv) affiliated with a significant customer, supplier or creditor of TAL or an affiliate thereof; (v) a party to any significant personal service contracts with TAL or an affiliate thereof; or
(f) a member of the immediate family of a person described in (i) or (ii) above.

      Independent Accountants: Ernst & Young LLP or other independent certified public accountants of internationally recognized standing selected by the Issuer and acceptable to the Administrative Agent and the Requisite Global Majority.

      Independent Director: A director or manager of the Issuer who is
Independent.

      Independent Management Agreement: That certain letter agreement, dated as of August 4, 2005, among Lord Securities Corporation, TAL Advantage I LLC and
TAL International Container Corporation.

      Initial Closing Date: August 1, 2005.

      Initial Commitment: This term shall have the meaning given to such term, if applicable, in the related Supplement.

                                      E-16

      Insolvency Law: The Bankruptcy Code or similar applicable law in any other applicable jurisdiction.

      Insolvency Proceeding: Any Proceeding under any applicable Insolvency Law.

      Instruments: Any instrument, as such term is defined in the UCC, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

      Insurance Agreement: This term shall have the meaning given to such term, if applicable, in the related Supplement.

      Intercreditor Agreement: That certain Intercreditor and Security
Agreement, dated as of August 1, 2005, among TAL International Container
Corporation, TAL Advantage I LLC, Fortis Capital Corp. and various other persons from time to time party thereto, as amended, restated, or otherwise modified in accordance with its terms.

      Interest Accrual Period: With respect to each Payment Date, the period commencing on and including the immediately preceding Payment Date (or in the case of the initial Payment Date with respect to a Series, commencing on and including the Issuance Date for such Series) and ending on and including the day before the current Payment Date.

      Interest Rate Hedge Agreement: An ISDA interest rate swap or cap agreement, collar or other hedging instrument between the Issuer and the
Interest Rate Hedge Counterparty named therein, each either (x) in form and substance reasonably acceptable to the Requisite Global Majority or (y)
containing provisions substantially the same as and not inconsistent with those contained in sections 10 and 11 of the ISDA Novation Agreement entered into as part of the Interest Rate Hedge Agreement in effect on the Restatement Effective
Date, including any schedules and confirmations prepared and delivered in connection therewith, that complies with the guidelines set forth in Section 628 of the Indenture and pursuant to which (i) the Issuer will receive payments from, or make payments to, the Interest Rate Hedge Counterparty based on LIBOR and (ii) recourse by the Interest Rate Hedge Counterparty to the Issuer is
limited to distributions of Available Distribution Amount in accordance with the priority of payments set forth in Section 302 and Section 806 of the Indenture, as applicable.

      Interest Rate Hedge Counterparty: Any Eligible Interest Rate Hedge
Counterparty or any counterparty to a cap, collar or other hedging instrument permitted to be entered into pursuant to the Indenture.

      Inventory: Any inventory, as such term is defined in the UCC.

      Investment: When used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person in any other Person.
The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property; provided, however, that the term "Investment" shall not include (i) any prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business, (ii) receivables owing to the Issuer, if created or

                                      E-17

acquired in the ordinary course of its business and payable or dischargeable in accordance with customary trade terms of the Issuer, or (iii) any investments
(including debt obligations) received by the Issuer in connection with the bankruptcy or reorganization of lessees, suppliers, trade creditors, licensees, licensors and customers and in good faith settlement of delinquent obligations of, and other disputes with, lessees, suppliers, trade creditors, licensees, licensors and customers arising in the ordinary course of business.

      Investment Letter: A letter substantially in the form of Exhibit B to the
Indenture.

      Investment Property: This term shall have the meaning set forth in the
UCC.

      ISDA: International Swaps and Derivatives Association, Inc., and any
successor thereto.

      ISDA Novation Agreement: The ISDA Novation Agreement, dated as of April
12, 2006 among TAL International Container Corporation, Fortis Bank (Nederland)
N.V., TAL Advantage I LLC and Fortis Bank S.A./N.V., New York Branch.

      Issuance Date: With respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with the Indenture and the related Supplement.

      Issuer: TAL Advantage I LLC, a limited liability company organized under the laws of Delaware, and its permitted successors and assigns.

      Issuer Cash Interest Expense: With respect to the Issuer for any period, an amount equal to the difference of (1) the Issuer Interest Expense for such period minus (2) to the extent included in clause (1), (i) amortization or write off of debt issuance or deferred financing costs, (ii) any non-cash interest expense related to any interest expense that has not been paid in cash, and
(iii) any incremental non-cash interest expense incurred as the result of an accounting change that occurs after the Initial Closing Date, plus (3) without duplication of amounts included in clause (1), cash interest payments made in such period that were deducted from Issuer Cash Interest Expense in a prior period.

      Issuer EBIT. For any period, means the sum of Issuer Net Income, plus the following, without duplication, to the extent deducted in calculating such
Issuer Net Income:

            (1)     all income tax expense in respect of any net income
      generated by the Issuer;

            (2)     Issuer Interest Expense;

            (3)     depreciation and amortization charges of the Issuer relating to any increased depreciation or amortization charges resulting from purchase accounting adjustments or inventory write-ups with respect to acquisitions or the amortization or write-off of deferred debt or equity issuance costs;

            (4)     all other non-cash charges of the Issuer (other than
      depreciation expense) minus, with respect to any such non-cash charge occurring on or after August 1, 2005 that was previously added in a prior period to calculate Issuer EBIT and that represents an accrual of or reserve for cash expenditures in any future period, any cash payments made during such period;

            (5)     any non-capitalized costs incurred in connection with
      financings, the acquisition of Containers or dispositions (including financing and refinancing fees and any premium or penalty paid in connection with redeeming or retiring Indebtedness prior to the stated
      maturity thereof pursuant to the agreements governing such Indebtedness);

                                      E-18

            (6)     all non-cash expenses attributable to Incentive
      Arrangements;

            (7)     to the extent that any portion of the Management Fee payable during such period was accrued and not paid during such period, the aggregate amount of expenses attributable to all payments or accruals of
      Management Fee during such period; and

            (8)     any indemnity payments made (regardless of to whom such
      payments are made) pursuant to Section 302(c)(I)(14), 302(c)(II)(14),
      806(12) or 806(13) of the Indenture;

in each case, for such period and as determined in accordance with GAAP.

      Issuer EBIT to Issuer Cash Interest Expense Ratio: As of the last day of the fiscal quarter preceding such date of determination, commencing with the fiscal quarter ending December 31, 2005, the ratio of (a) the aggregate amount of Issuer EBIT for the period of the most recent four consecutive fiscal quarters of the Issuer ending on or prior to the date of such determination, to
(b) Issuer Cash Interest Expense for such four fiscal quarters; provided, however, that for each Determination Date occurring prior to the Determination
Date in October 2006, such ratio shall be calculated based on the number of fiscal quarters that have elapsed since September 30, 2005.

      Issuer Expenses: For any Collection Period, direct out-of-pocket expenses that are necessary or advisable, in the opinion of the managers of the Issuer, to maintain the corporate existence of the Issuer, including: administration expenses; accounting and audit expenses of the Issuer; premiums for liability, casualty, fidelity, directors' and officers' and other insurance; legal fees and expenses; other professional fees; franchise taxes and other similar taxes (but excluding income taxes); and surveillance and other fees assessed by the Rating
Agencies.

      Issuer Interest Expense: With respect to the Issuer for any period, the aggregate of the interest expense of the Issuer for such period, as determined in accordance with GAAP, and including, without duplication, (a) all amortization or accretion of original issue discount; (b) net cash costs under all Hedge Agreements; and (c) amortization of fees under all Hedge Agreements.

      Issuer Net Income: For any period, the aggregate net income (or loss) of the Issuer for such period, determined in accordance with GAAP; provided, however, that there shall not be included in such Issuer Net Income:

            (1)     any gain (or loss) realized upon the sale or other
      disposition of assets (other than Containers) of the Issuer (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business;

            (2)     extraordinary gains or losses, as determined in accordance with GAAP;

            (3)     income or loss attributable to discontinued operations
      (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued);

            (4)     the cumulative effect of a change in accounting principles, as determined in accordance with GAAP;

            (5)     any adjustments, restructuring costs, non-recurring
      expenses, non-recurring fees, non-operating expenses, charges or other expenses (including bonus and retention payments and non-cash compensation charges) incurred in connection with acquisitions of Containers; and

                                      E-19

            (6)     Systems/Organizational Establishment Expenses;

in each case, for such period.

      Last Lessee Damage Payment: The last payments received from a lessee in respect of damages to or repair of a Managed Container that is designated for sale.

      Lease or Lease Agreement: Each and every item of Chattel Paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) to which a Container is subject from time to time and including any Lease entered into from time to time by TAL pursuant to which TAL leases one or more Containers from its Container Fleet. The term Lease includes (a) all payments to be made by the lessee thereunder, (b) all rights of the lessor thereunder, (c) any and all amendments, renewals or extensions thereof and (d) guaranties, or other credit support or Supporting Obligation provided by, or on behalf of, the lessee with respect thereof.

      Legal Final Maturity Date: With respect to any Series, this term shall have the meaning set forth in the related Supplement.

      Letter-of-Credit Rights: This term shall have the meaning set forth in the
UCC.

      Leverage Ratio: For any Person, on a consolidated basis, as of a date of determination, the ratio of (a) Consolidated Funded Debt to (b) Consolidated
Tangible Net Worth.

      LIBOR: An interest rate per annum equal to the average per annum rate of interest determined by the Indenture Trustee (and notified to each of the
Issuer, the Manager and the Administrative Agent) on the basis of the offered rates for deposits in dollars for an amount equal to the requested advance of funds and for a term equal to the applicable Interest Accrual Period, and commencing on the first day of such Interest Accrual Period, appearing on
Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of 11:00 A.M. (London time) on the Business Day which is the LIBOR Determination Date. If neither Telerate Page 3750 nor the
Reuters Screen LIBO Page is available, then LIBOR shall be the rate determined by the Administrative Agent (such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) as of two
Business Days prior to the date of such determination as the rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Administrative Agent to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 A.M. (New
York City time) on the Business Day which is the second Business Day immediately preceding the date of such determination for delivery for a term equal to such
Interest Accrual Period.

      LIBOR Determination Date: The date that is two Business Days prior to the first day of any Interest Accrual Period.

      Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind.

      Liquidity Bank: This term shall have the meaning set forth in the related
Supplement.

      List of Containers: A printed list of the Containers transferred by the
Seller to the Issuer and hereby certified by an Authorized Signatory, which includes a true and complete list of all Containers to be conveyed on any
Transfer Date. The List of Containers will include the following information for each such Container: (i) its Container Identification Numbers and (ii) the type of Container. Supplements to the List of Containers will be attached to the
Container Transfer Certificate and will contain only unit Container
Identification Numbers for each Container.

                                      E-20

      Majority of Holders: With respect to a Series means, unless otherwise provided in the Supplement related to such Series, (i) if such Series includes only one Class of Notes, Holders of such Class evidencing more than fifty percent (50%) of the then outstanding principal balance of such Series of Notes;
or (ii) if such Series includes multiple Classes, the Persons specified in such
Supplement.

      Managed Containers: All Containers owned by the Issuer at any time.

      Management Agreement: The Amended and Restated Management Agreement, dated as of April 12, 2006 entered into by and between TAL and the Issuer, as such agreement shall be amended, supplemented or modified from time to time in accordance with its terms.

      Management Fee: For any Payment Date, an amount equal to the sum of (i)
the product of (x) twelve percent (12%) and (y) the Net Operating Income for the preceding Collection Period (other than Container Revenues on Finance Leases),
(ii) the product of (x) five percent (5%) and (y) Container Revenues on Finance
Leases for the preceding Collection Period and (iii) the sum of all Disposition
Fees for the preceding Collection Period.

      Management Fee Arrearage: For any Payment Date, an amount equal to all unpaid Management Fees from all prior Collection Periods.

      Manager: The Person performing the duties of the Manager under the
Management Agreement; initially, TAL including its Affiliates listed on Exhibit
B of the Management Agreement.

      Manager Advance: This term shall have the meaning set forth in Section 4.2 of the Management Agreement.

      Manager Default: The occurrence of any of the events or conditions set forth in Section 9.1 of the Management Agreement.

      Manager Report: This term is defined in Section 4.1.2 of the Management
Agreement.

      Manager Termination Notice: This term is defined in Section 9.2 of the
Management Agreement.

      Managing Officer: Any representative of the Manager involved in, or responsible for, the management of the day-to-day operations of the Issuer and the administration and servicing of the Containers and the other Collateral whose name appears on a list of managing officers furnished to the Issuer, each
Series Enhancer, if any, and the Indenture Trustee by the Manager, as such list may from time to time be amended.

      Material Adverse Change: Any set of circumstances or events which (a)
pertains to the Issuer, the Seller or the Manager and has any material adverse effect whatsoever upon the validity or enforceability of any Transaction
Document or the security for any of the related Notes or the ability of the
Indenture Trustee or any Series Enhancer (if such Series Enhancer is then the
Control Party for a Series of Outstanding Notes or shall have made an unreimbursed payment on its Policy) to enforce any of its legal rights or remedies pursuant to the Transaction Documents or (b) materially impairs the ability of either the Issuer, the Seller or the Manager to fulfill its obligations under the Transaction Documents.

      Minimum Principal Payment Amount: Except as set forth in an applicable
Supplement for any Series of Outstanding Notes for any Payment Date, the excess, if any, of (x) the then aggregate unpaid principal balance of such Series over
(y) the Minimum Targeted Principal Balance for such Series for such Payment
Date.

                                      E-21

      Minimum Targeted Principal Balance: This term shall have the meaning set forth, if applicable, in the related Supplement.

      Moody's: Moody's Investors Service, Inc., and any successor thereto.

      Net Book Value: As of any date of determination, with respect to any
Managed Container that is not subject to a Finance Lease, the Original Equipment
Cost less accumulated depreciation based on (i) straight-line depreciation over twelve (12) years with a remaining residual value per the schedule set forth on
Exhibit D to the Indenture or (ii) any other depreciation method used by the
Manager which is more conservative (i.e., which provides for greater annual depreciation or a lower remaining residual value), and with respect to any
Eligible Container subject to a Finance Lease, one hundred percent (100%) of the net book value of such Finance Lease, as determined in accordance with GAAP.

      Net Operating Income: For any Collection Period, an amount equal to the excess (if any) of (i) the Container Revenues actually received during such
Collection Period, over (ii) the Direct Operating Expenses accrued during such
Collection Period.

      Note Owners: With respect to a Global Note, the Person who is the owner of such Global Note, as reflected on the books of (i) the Depositary (a direct participant) or (ii) a Person maintaining an account with the Depositary (an indirect participant).

      Note Purchase Agreement: Any underwriting agreement or other purchase agreement for the Notes of any Class or Series, including, without limitation, the Note Purchase Agreement, dated as of April 7, 2006 and relating to the
"Series 2006-1 Notes", among the Issuer, the Manager, Fortis Securities LLC and
Credit Suisse Securities (USA) LLC as each such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

      Note Register: This term shall have the meaning set forth in Section 205 of the Indenture.

      Note Registrar: This term shall have the meaning set forth in Section 205 of the Indenture.

      Noteholder: The Person in whose name a Note is registered in the Note
Register.

      Notes: Any one of the promissory notes or other securities executed by the
Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form attached to the related Supplement.

      Officer's Certificate: A certificate signed by a duly authorized officer of the Person who is required to sign such certificate.

      Opinion of Counsel: A written opinion of counsel, who, unless otherwise specified, may be counsel employed by the Issuer, the Seller or the Manager, in each case reasonably acceptable to the Person or Persons to whom such Opinion of
Counsel is to be delivered. The counsel rendering such opinion may rely (i) as to factual matters on a certificate of a Person whose duties relate to the matters being certified, and (ii) insofar as the opinion relates to local law matters, upon opinions of local counsel.

      Original Equipment Cost: With respect to any Container, an amount equal to the sum of (i) the greater of (A) the vendor's or manufacturer's invoice price of such Container and (B) with respect to those Containers owned by TAL, TOL and
TOCC immediately prior to the Initial Closing Date that were acquired by TAL,
TOL, or TOCC prior to November 4, 2004 through an asset purchase or other acquisition, the purchase price allocated to a Container by TAL, TOL, or TOCC, as applicable in the

                                      E-22

acquisition of such Container, plus (ii) reasonable and customary inspection, transport and initial positioning costs necessary to put such Container in service not to exceed three percent (3%) of the amount described in clause (i)
above, plus (iii) the cost of any Capital Improvements made to such Container, by, or on behalf of, the Issuer which expenditures are capitalized in accordance with GAAP, provided however, that the aggregate amount of Capital Improvements that may be included in the calculation of the Aggregate Net Book Value as of any date of determination may not exceed an amount equal to five percent (5%) of the Aggregate Net Book Value, plus (iv) reasonable acquisition fees and other fees not to exceed two and one half percent (2.5%) of the amount described in clause (i) above.

      Outstanding: When used with reference to the Notes and as of any particular date, any Note theretofore or thereupon being authenticated and delivered except:

            (i)     any Note cancelled by the Indenture Trustee or proven to the satisfaction of the Indenture Trustee to have been duly cancelled by the Issuer at or before said date;

            (ii)    any Note, or portion thereof, called for payment or
redemption for which monies equal to the principal amount or redemption price thereof, as the case may be, with interest to the date of maturity or redemption, shall have theretofore been deposited with the Indenture Trustee
(whether upon or prior to maturity or the redemption date of such Note);

            (iii)   any Note in lieu of or in substitution for which another
Note shall subsequently have been authenticated and delivered; and

            (iv)    for purposes of determining which Notes are entitled to vote with respect to a particular matter, any Note held by the Issuer, the Seller or any Affiliate of either the Issuer or the Seller;

provided, however, that notwithstanding the foregoing, any Note on which any portion of principal or interest has been paid by any Series Enhancer pursuant to any Policy shall be considered to be Outstanding until such Series Enhancer has been reimbursed in full therefor in accordance with the terms of the related
Insurance Agreement.

      Outstanding Obligations: As of any date of determination an amount equal to the sum of (i) the then outstanding principal balance of, and accrued interest payable on, all notes issued under the Indenture or any supplement thereto or any note purchase agreement, (ii) all other amounts owing to holders of Outstanding notes or to any person under the Indenture or any supplement thereof, including without limitation any amounts owed by the Issuer to any
Series Enhancer, (iii) amounts owing by the Issuer under any Interest Rate Hedge
Agreement, (iv) amounts owing by the Issuer under any Currency Hedge Agreement and (v) any other amounts owing to any Series Enhancer under any Transaction
Document.

      Owner: This term has the same meaning as Issuer.

      Ownership Interests: An ownership interest in a Global Note.

      Payment Date: The 20th day of each month (or, if such 20th day is not a
Business Day, the next succeeding Business Day), commencing on May 20, 2006.

      Permanent Regulation S Global Notes: The permanent book-entry notes in fully registered form without coupons that are exchangeable for Temporary
Regulation S Global Notes after the expiration of the 40-day distribution compliance period and which will be registered with the Depositary.

                                      E-23

      Permitted Business: The marine container leasing business and any business that is the same as or similar, reasonably related, complementary, ancillary or incidental to the marine container leasing business, including, but not limited to, the leasing of chassis. The container logistics business, the container purchase and resale business, and the static storage business, all as currently engaged in by TAL International Group, TAL or their respective Subsidiaries on the Initial Closing Date are also deemed to be a Permitted Business. For the avoidance of doubt, all activities contemplated by the Transaction Documents shall be deemed to be a "Permitted Business" hereunder.

      Permitted Encumbrance: Any of the following:

            (i)     Liens for taxes, assessments or governmental charges or
levies not yet delinquent or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate cash reserves have been established in accordance with GAAP;

            (ii)    Liens in respect of property or assets of the Issuer or any of its Subsidiaries imposed by law which have not arisen to secure Indebtedness for borrowed money, such as carriers', seamen's, stevedores', wharfinger's, depot operators', transporters', warehousemens', mechanics', landlord's, suppliers', repairmen's or other like Liens, and relating to amounts not yet due or which shall not have been overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings for which adequate cash reserves have been established in accordance with GAAP;

            (iii)   Liens created pursuant to the terms of the Indenture and the other Transaction Documents;

            (iv)    Liens arising from judgments, decrees or attachments in
respect of which the Issuer shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings (including in connection with the deposit of cash or other property in connection with the issuance of stay and appeal bonds);

            (v)     licenses, sublicenses, leases or subleases (including
Leases) granted by, or on behalf of, the Issuer to third Persons in the ordinary course of business;

            (vi)    Liens arising from or related to precautionary UCC or like personal property security financing statements regarding operating leases (if any) entered into by the Issuer as lessor in the ordinary course of business;

            (vii)   Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties not past due in connection with the importation of goods;

            (viii)  Liens arising solely by virtue of any statutory or common law provision relating to bankers' liens, rights of set off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and

            (ix)    Liens of any lessee under any Finance Lease;

provided, however, that any proceedings of the type described in clauses (i),
(iv) or (vii) above would not reasonably be expected to subject any Series
Enhancer, the Indenture Trustee, any Eligible Hedge

                                      E-24

Counterparty or the Noteholders to any civil or criminal penalty or liability or involve any risk of loss, sale or forfeiture of any portion of the Collateral that would result in an Asset Base Deficiency.

            Permitted Payment Date Withdrawals: For any Payment Date, one of the
following:

            (1)     for any Payment Date other than the Legal Final Maturity
Date, the aggregate amount of the interest and any arrearages thereof payable on such Payment Date; or

            (2)     for (i) the Legal Final Maturity Date or (ii) any date on
which an Event of Default has occurred and is then continuing and any
Outstanding Notes have been accelerated in accordance with the provisions of the
Indenture, an amount equal to the sum of (x) the aggregate amount of the interest and arrearages thereof payable on such Payment Date and (y) the then
Aggregate Note Principal Balance.

      Permitted Sales Percentage: The percentage set forth in the following table under the column entitled "Permitted Sales Percentage" that corresponds to the number of months elapsed from the first date on which the most recent Series of Warehouse Notes ceases to remain Outstanding. For months 12 to 96, such percentages shall be interpolated for months other than those expressly enumerated.

          -----------------------------------------------------------
                Months Elapsed             Permitted Sales Percentage
          -----------------------------------------------------------
          Prior to and including 12                  15%
          -----------------------------------------------------------
                      24                             20%
          -----------------------------------------------------------
                      36                             33%
          -----------------------------------------------------------
                      48                             44%
          -----------------------------------------------------------
                      60                             56%
          -----------------------------------------------------------
                      72                             67%
          -----------------------------------------------------------
                      84                             78%
          -----------------------------------------------------------
                      96                             89%
          -----------------------------------------------------------
                  Thereafter                        100%
          -----------------------------------------------------------

      Person: An individual, a partnership, a limited liability company, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a Governmental Authority.

      Plan: An "employee pension benefit plan", as such term is defined in
Section 3(2) of ERISA which is subject to Title IV of ERISA.

      Policy: This term shall have the meaning set forth, if applicable, in a
Supplement.

      Predecessor Container: This term shall have the meaning set forth in
Section 3.04 of the Contribution and Sale Agreement.

      Premium: The fee or premium payable to any Series Enhancer for guaranteeing the Notes of any Series, as such amount is set forth in the
Enhancement Agreement.

      Prepayment: Any mandatory or optional prepayment of principal of the Notes prior to the Expected Final Maturity Date of such Series of Notes made in accordance with the terms of the Indenture.

      Prime Rate: The rate announced by Citibank, N.A., from time to time, as its "prime rate" or "base rate" in the United States, such rate to change as and when such designated rate changes. The Prime

                                      E-25

Rate is not necessarily the lowest rate of interest charged by Citibank, N.A. in connection with extensions of credit to debtors.

      Principal Terms: With respect to any Series, (i) the name or designation of such Series; (ii) the initial principal amount of the Notes to be issued for such Series (or method for calculating such amount); (iii) the interest rate to be paid with respect to each Class of Notes for such Series (or method for the determination thereof); (iv) the Payment Date and the date or dates from which interest shall accrue and on which principal is scheduled to be paid; (v) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (vi) the terms of any form of Series Enhancement with respect thereto; (vii) the Expected Final Maturity Date (if any) and the Legal
Final Maturity Date for the Series; (viii) the number of Classes of Notes of the
Series and, if the Series consists of more than one Class, the rights and priorities of each such Class; (ix) the priority of such Series with respect to any other Series; (x) the Control Party with respect to such Series; (xi) those items constituting Priority Payments; (xii) the designation of such Series as either a Term Note or a Warehouse Note; and (xiii) any other terms of such
Series.

      Prior Contribution and Sale Agreement: That certain Contribution and Sale
Agreement, dated as of August 1, 2005, between TAL International Container
Corporation and TAL Advantage I LLC, as amended in accordance with its terms.

      Prior Indenture: That certain Indenture, dated as of August 1, 2005, between TAL Advantage I LLC, as issuer and U.S. Bank National Association, as indenture trustee, as amended in accordance with its terms.

      Prior Management Agreement: That certain Management Agreement, dated as of
August 1, 2005, between TAL International Container Corporation and TAL
Advantage I LLC, as amended in accordance with its terms.

      Priority Payments: For each Series of Notes then Outstanding on any
Payment Date, all amounts to be paid from the related Series Account on such
Payment Date which represent payments of (i) interest (but not Default Fees or any other interest expressly excluded pursuant to the terms of the Supplement for such Series) on such Series of Notes, (ii) commitment fees payable to the
Holders of such Series of Notes and (iii) if any of the amounts set forth in clauses (i) or (ii) are paid by a Series Enhancer, then any reimbursement obligations of the Issuer to such Series Enhancer in respect of such payments, including interest thereon, shall be a Priority Payment for such Series and paid to such Series Enhancer to the extent that such payment would not cause a shortfall in other Priority Payments for the Noteholders of such Series.

      Proceeding: Any suit in equity, action at law, or other judicial or administrative proceeding.

      Proceeds: "Proceeds", as such term is defined in the UCC.

      Prospective Owner: This term shall have the meaning set forth in Section
205(j) of the Indenture.

      Rating Agency or Rating Agencies: With respect to any outstanding Series or Class, each statistical rating agency (if any) selected by the Issuer with the approval of any Series Enhancer for such Series to rate such Series or Class and that has an outstanding rating with respect to such Series or Class. Each such Rating Agency shall be identified in the related Supplement.

      Rating Agency Condition: With respect to any action to be taken or proposed to be taken, each Rating Agency having notified the Issuer, or the
Manager, in writing that such action will not result in a

                                      E-26

reduction or withdrawal of its then-current rating of any Series of Notes then
Outstanding including any underlying rating in respect of such Series of Notes issued to a Series Enhancer without giving effect to the related Series
Enhancement.

      Receivables Threshold: As of any date of determination, means the lesser of (i) $5.5 million and (ii) 0.55% of the Aggregate Net Book Value as of such date of determination.

      Record Date: With respect to any Payment Date, unless otherwise specified in a Supplement, the last Business Day of the Interest Accrual Period ending on the day preceding such Payment Date.

      Regulation S Global Notes: Collectively, the Permanent Regulation S Global
Notes and the Temporary Regulation S Global Notes.

      Reimbursement Amount: All amounts owed by the Issuer to a Series Enhancer under the related Enhancement Agreement and the other Transaction Documents.

      Related Assets: With respect to any Transferred Container, all of the following: (i) all Casualty Proceeds, Sales Proceeds and Container Revenues
accrued as of the related Transfer Date, (ii) all right, title and interest in and to, but none of the obligations under, any agreement with the manufacturer of such Container or any third party with respect to such Container, and all amendments, additions and supplements made with respect to such Container, (iii)
all right, title and interest in and to any Lease Agreement to which such
Container is subject (to the extent, but only to the extent) that Lease
Agreement relates to such Container), including, without limitation, the
Seller's interest under all amendments, additions and supplements thereto, (iv)
all other security interests or liens and property subject thereto from time to time purporting to secure payment of a Lease Agreement (to the extent, but only to the extent, attributable to such Container), (v) all letters of credit, guarantees, Supporting Obligations and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease
Agreement (to the extent, but only to the extent, attributable to such
Container), (vi) any insurance proceeds received with respect to such Container,
(vii) all books and records relating to such Container, (viii) all payments, proceeds and income of the foregoing or related thereto; (ix) any agreement with the manufacturer of such Container, and all amendments, additions and supplements made with respect to such Container, to the extent, but only to the extent, relating to such Container; and (x) all rights under UCC financing statements or documents of similar import evidencing a security interest in favor of the Seller with respect to such Container (including any such financing statement filed pursuant to Section 2.03(a)(iii) of the Contribution and Sale
Agreement).

      Required Deposit Rating: With regard to an institution, the short-term unsecured senior debt rating of such institution is in the highest category by each Rating Agency, or if no Series is rated, by each of S&P and Moody's.

      Requisite Global Majority: As of any date of determination, the determination of whether a Requisite Global Majority exists with respect to a particular course of action shall be determined in accordance with Section 503 of the Indenture.

      Responsible Officer: When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any
Assistant Secretary, any trust officer or any other officer of the Indenture
Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture.

      Restatement Effective Date: April 12, 2006.

                                      E-27

      Restricted Cash Account: This term shall have the meaning set forth in
Section 306 of the Indenture.

      Restricted Cash Amount: As of any Payment Date, the amount required to be deposited or maintained in the Restricted Cash Account, which shall be equal to the product of (a) five (5), (b) one-twelfth (1/12), (c) the weighted average
(based on unpaid principal balance) of the annual rates of interest payable by the Issuer on all Notes then Outstanding (or, to the extent that an Interest
Rate Hedge Agreement is in effect with respect to all, or a portion of, such principal balances, the interest rate payable by the Issuer on such Interest
Rate Hedge Agreement) and (d) the then Aggregate Note Principal Balance calculated after giving effect to all principal payments actually paid on such date.

      Rule 144A: Rule 144A under the Securities Act, as such rule may be amended from time to time.

      Rule 144A Global Notes: The permanent book-entry notes in fully registered form without coupons that represent the Notes sold in reliance on Rule 144A and which will be registered with the Depositary.

      S&P: Standard & Poor's Ratings Group, a division of The McGraw-Hill
Companies, Inc., and any successor thereto.

      Sale: This term shall have the meaning set forth in Section 816 of the
Indenture.

      Sales Proceeds: With respect to any Managed Container that (i) has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the excess of (a) the gross proceeds of the sale or other disposition
(including any Last Lessee Damage Payment) of a Managed Container or Casualty
Proceeds, if any, received by the Manager in respect of a Managed Container, over (b) commissions, administrative fees, handling charges, taxes, reserves or other similar amounts paid, or to be paid, to Persons other than the Manager in connection with the sale or other disposition as determined in the sole discretion of the Manager; provided, however, that to the extent that any such commission, administrative fees, handling charges or other similar amount is to be paid to an Affiliate of the Manager, the amount of such fee or other charge shall not exceed the amount that would have otherwise been payable to an independent third party in an arms-length transaction.

      Scheduled Principal Payment Amount: Except as set forth in an applicable
Supplement, for any Payment Date for any Series, the excess, if any, of (x) the then unpaid principal balance of such Series of Outstanding Notes (after giving effect to any payment of the Minimum Principal Payment Amount for such Series on such Payment Date) over (y) the Scheduled Targeted Principal Balance for such
Series for such Payment Date.

      Scheduled Targeted Principal Balance: This term shall have the meaning set forth, if applicable, in the related Supplement.

      Securities Act: The Securities Act of 1933, as amended from time to time.

      Security Entitlements: This term shall have the meaning set forth in the
UCC.

      Securities Intermediary: The Person then acting as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) for any of the
Trust Account, the Restricted Cash Account, the Temporary Loss Account and any
Series Accounts; initially, U. S. Bank National Association.

      Seller: TAL, and its successors and permitted assigns.

                                      E-28

      Series: Any series of Notes established pursuant to a Supplement.

      Series Account: Any deposit, trust, escrow or similar account maintained for the benefit of the Noteholders and any related Series Enhancer of any Series or Class, if any, as specified in the related Supplement.

      Series Enhancement: The rights and benefits provided to the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, financial guaranty, insurance policy, insurance agreement or other similar arrangement.
The subordination of any Class to another Class shall not be deemed to be a
Series Enhancement.

      Series Enhancer: A Person then providing any Series Enhancement, other than the Noteholders of any Class which is subordinated to another Class.

      Series Issuance Date: With respect to any Series, the date on which the
Notes of such Series are to be originally issued in accordance with Section 1006 of the Indenture and the related Supplement.

      Servicing Standard: This term shall have the meaning set forth in Section
3.1 of the Management Agreement.

      Specialized Containers: All refrigerated containers, tank containers, special purposes containers, open top containers, flat rack containers, bulk containers, high cube containers (other than 40' high cube dry containers), cellular palletwide containers and all other types of containers other than standard dry cargo containers.

      State: Any state of the United States of America and, in addition, the
District of Columbia.

      Subject Note: This term shall have the meaning set forth in Section 205(l)
of the Indenture.

      Subordinated Note: A note issued by the Issuer to the Seller, substantially in the form of Exhibit C to the Contribution and Sale Agreement.

      Subservicer: This term shall have the meaning set forth in Section 2.2 of the Management Agreement.

      Subservicing Agreement: This term shall have the meaning set forth in
Section 2.2 of the Management Agreement.

      Subsidiary: A subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person, or one or more of the
Subsidiaries of such Person, or a combination thereof.

      Substitute Container: This term is defined in Section 3.04 of the
Contribution and Sale Agreement.

      Supplement: Any supplement to the Indenture executed in accordance with
Article X of the Indenture.

                                      E-29

      Supplemental Principal Payment: This term shall have the meaning set forth in Section 702(a) of the Indenture.

      Supplemental Principal Payment Amount: On any Payment Date, the excess, if any, of (i) the Aggregate Note Principal Balance (calculated after giving effect to any payment of the Minimum Principal Payment Amount and the Scheduled
Principal Payment Amount for all Series of Notes then Outstanding on such
Payment Date), over (ii) the Asset Base on such Payment Date.

      Supporting Obligation: This term shall have the meaning set forth in the
UCC.

      Systems/Organizational Establishment Expenses. The aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Issuer in establishing, implementing, integrating or replacing financial, information technology and other similar systems of the Issuer.

      TAL: TAL International Container Corporation, a Delaware corporation.

      TAL International Group: TAL International Group, Inc., a Delaware
corporation.

      TOCC: Trans Ocean Container Corporation, a corporation organized under the laws of the State of Delaware, and its successors and permitted assigns.

      TOL: Trans Ocean Ltd., a corporation organized under the laws of the State of Delaware, and its successors and permitted assigns.

      Tape: This term shall have the meaning set forth in Section 3.10.3 of the
Management Agreement.

      Taxes: This term shall have the meaning set forth in the related
Supplement.

      Temporary Loss Account: This term shall have the meaning set forth in
Section 311 of the Indenture.

      Temporary Loss Amount: If no Series of Warehouse Notes is then outstanding, an amount equal to the sum of (A) in the case of proceeds of a
Casualty Loss, an amount equal to the product of (i) with respect to any
Collection Period, the sum of the Adjusted Net Book Value of any Managed
Containers (calculated as of the calendar month end immediately prior to the occurrence of such Casualty Loss) subject to a Casualty Loss for which the
Issuer shall have received proceeds equal to or greater than One Million Five
Hundred Thousand Dollars ($1,500,000) from or on behalf of a Lessee in such
Collection Period and (ii) a fraction, expressed as a percentage (a) the numerator of which is the Aggregate Note Principal Balance (calculated as of the calendar month end immediately prior to the occurrence of such Casualty Loss)
and (b) the denominator of which is the Aggregate Net Book Value of all Managed
Containers (calculated as of the calendar month end immediately prior to the occurrence of such Casualty Loss) and (B) in the case of proceeds of a sale of
Collateral pursuant to Section 606(a) of the Indenture, if after giving effect to the sale then under consideration, the Calculated Sales Percentage exceeds the Permitted Sales Percentage, an amount equal to the product of (i) an amount equal to, with respect to any Collection Period, the sum of the Adjusted Net
Book Values (calculated as of the calendar month end immediately prior to the occurrence of such sale) of all Eligible Containers that have been subject to the sale then under consideration and (ii) a fraction, expressed as a percentage
(a) the numerator of which is the Aggregate Note Principal Balance (calculated as of the calendar month end immediately prior to the occurrence of such sale), and (b) the denominator of which is the Aggregate Net Book Value (calculated

                                      E-30

as of the calendar month end immediately prior to the occurrence of such sale).
For clarity, while any Series of Warehouse Notes is then Outstanding, the
Temporary Loss Amount shall be equal to zero.

      Temporary Regulation S Global Notes: The temporary book-entry notes in fully registered form without coupons that represent the Notes sold in offshore transactions within the meaning of and in compliance with Regulation S under the
Securities Act and which will be registered with the Depositary.

      Term: This term shall have the meaning set forth in Section 6.1.1 of the
Management Agreement.

      Term Note: Any Note that pays principal and interest on each Payment Date from and after its date of issuance.

      Transaction Documents: Any and all of the Indenture, each Supplement, each
Policy, each Insurance Agreement, the Notes, the Management Agreement, the
Subordinated Note, the Contribution and Sale Agreement, each Note Purchase
Agreement, the Administration Agreement, the Independent Management Agreement,
the Interest Rate Hedge Agreements, the Currency Hedge Agreements, all other transaction documents and any and all other agreements, documents and instruments executed and delivered by or on behalf of support of Issuer with respect to the issuance and sale of the Notes, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

      Transfer Date: The date on which a Container is contributed or sold by the
Seller to the Issuer pursuant to the terms of the Contribution and Sale
Agreement.

      Transferee: This term shall have the meaning set forth in Section 205(1)
of the Indenture.

      Transferred Assets: Transferred Containers and Related Assets
collectively.

      Transferred Container: A Container transferred by the Seller to the
Issuer.

      Transferred Note: This term shall have the meaning set forth in Section
205(1) of the Indenture.

      Trust Account: The account or accounts established pursuant to Section 302 of the Indenture.

      UCC: The Uniform Commercial Code as in effect in the State of New York. In the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Indenture Trustee's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the
Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

      UNIDROIT Convention: Any convention promulgated by the International
Institute for the Unification of Private Law specifically dealing with interests in shipping containers.

      Warehouse Notes: Any Series of the Notes which contain (or the related
Supplement for which contains or the related Note Purchase Agreement for which contains) provisions whereby (x) the Issuer may request additional fundings from the related Noteholders from time to time and (y) the unpaid principal balances of such Notes are not scheduled to amortize for some specified period of time.
If the Conversion Date of a Series of Warehouse Notes has occurred, such Series shall no longer be considered an Outstanding Series of Warehouse Notes but shall instead be considered an Outstanding Series of Term Notes.

                                      E-31

      Warranty Purchase Amount: With respect to any Managed Container, an amount equal to the excess of (i) the Net Book Value of such Managed Container on the date which the Issuer acquired such Container from the Seller pursuant to the
Contribution and Sale Agreement, less (ii) the aggregate amount of Net Operating
Income received by the Issuer with respect to such Managed Container since the date on which the Issuer acquired such Managed Container.

      Weighted Average Age: For any date of determination, an amount that shall be determined to the following equation:

                    --------------------------------
                             S(U(n) x AA(n) x EU(n))
                    WAA =    -----------------------
                                S(U(n) x EU(n))
                    --------------------------------

where:

      ---------------------------------------------------------------
      WAA       =    Weighted Average Age
      ---------------------------------------------------------------
      N         =    Type of unit (which shall be determined  by
                     reference to the list below)
      ---------------------------------------------------------------
      U(n)      =    Number of Managed Container units of type n
      ---------------------------------------------------------------
      AA(n)     =    Average age in years of Managed Container
                     units of type n (as determined from the date of
                     the initial sale of such Managed Container
                     units by the manufacturer thereof)
      ---------------------------------------------------------------
      EU(n)     =    "EU Factor" for Managed Container units of type
                     n (which shall be determined by reference to
                     the chart below)
      ---------------------------------------------------------------

      ---------------------------------------------------------------

For the purpose of the foregoing equation, the variable "n" shall be one of the following unit types: (i) 20DC; (ii) 40DC; (iii) 40HC; (iv) 45MC; (v) 20RF; (vi)
40HR; (vii) 40RF; (viii) GENS; (ix) 20FR; (x) 40FR; (xi) 20OT; and (xii) 40OT.

The foregoing equation is intended to calculate the Weighted Average Age of the
Managed Containers. The calculation considers the year of manufacture for each unit, and by type of unit. In addition, the calculation treats each unit type by their EU Factor, as determined by the EU chart listed below.

For the purpose of the foregoing equation, the variable "EUn" with respect to a particular unit type "n" shall be equal to the value set forth in the chart below under the heading "EU Factor" opposite the appropriate unit type "n":

                      -------------------------------
                          Unit Type      EU Factor
                      -------------------------------
                            20DC            1.00
                      -------------------------------
                            40DC            1.60
                      -------------------------------
                            40HC            1.68
                      -------------------------------
                            45MC            2.02
                      -------------------------------
                            20RF            8.00
                      -------------------------------
                            40HR           10.00
                      -------------------------------
                            40RF           10.00
                      -------------------------------
                            GENS            5.00
                      -------------------------------
                            20FR            1.90
                      -------------------------------
                            40FR            3.00
                      -------------------------------
                            20OT            1.30
                      -------------------------------
                            40OT            2.20
                      -------------------------------

                                      E-32